FRANKLIN ASSET ALLOCATION FUND

                        IMPORTANT SHAREHOLDER INFORMATION

These materials are for a special shareholders' meeting scheduled for January 29, 2001 at 2:00 p.m. Pacific time. They discuss the proposals to be voted on at the meeting, and contain your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your Fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Board of Trustees' recommendations on page 3 of the proxy statement. We urge you to spend a few minutes reviewing the proposals in the proxy statement. Then, fill out the proxy card and return it to us so that we know how you would like to vote. When shareholders return their proxies promptly, the Fund may be able to save money by not having to conduct additional mailings. We welcome your comments. If you have any questions, call Fund Information at 1-800/DIAL BEN(R) (1-800/342-5236).

                          TELEPHONE AND INTERNET VOTING

For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, a control number and separate instructions are enclosed.



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Dear Shareholders:

    Enclosed is a Notice of Meeting for a Special Shareholders' Meeting of Franklin Asset Allocation Fund ("Asset Allocation Fund"). The Meeting is scheduled for January 29, 2001 at 2:00 p.m. Pacific time at the offices of the Fund at 777 Mariners Island Boulevard, San Mateo, California 94404. The accompanying materials describe an important proposal that may affect the future of your Fund. We ask you to give this your prompt attention and vote via the enclosed proxy card.

                  PLEASE TAKE A MOMENT TO FILL OUT, SIGN AND
                         RETURN THE ENCLOSED PROXY CARD

    This meeting is very important to the Fund's future. The Trustees of your Fund unanimously recommend that you consider and approve an Agreement and Plan of Reorganization that would result in your shares of Asset Allocation Fund being exchanged for those of a fund called Franklin Growth and Income Fund ("Growth and Income Fund"). If the shareholders of Asset Allocation Fund approve the proposal, you will receive shares of Growth and Income Fund equal in value to your investment in Asset Allocation Fund. You will no longer be a shareholder of Asset Allocation Fund, and you will instead be a shareholder of Growth and Income Fund. Asset Allocation Fund will no longer exist after the reorganization is completed.

    The proposed transaction is intended to be tax-free, which means that you will not have a taxable gain or loss on the exchange of your shares.

    The Trustees recommend this transaction because the projected growth in assets of Asset Allocation Fund is not sufficient to provide competitive performance and high quality service to shareholders over the long term. Asset Allocation Fund and Growth and Income Fund are both managed by Franklin Advisers, Inc. ("Advisers"). Growth and Income Fund has investment goals and investment policies that are similar to those of Asset Allocation Fund, and is a larger fund that may be better able to obtain cost savings for shareholders.

    Please take the time to review this document and vote now. The Trustees of
                                                               ---------------
the Fund unanimously recommend that you vote in favor of this proposal.
-----------------------------------------------------------------------

        o To ensure that your vote is counted, indicate your position on the enclosed proxy card.

        o Sign and return your card promptly.

        o You may also vote by telephone or over the Internet.

        o If you determine at a later date that you wish to attend this meeting, you may revoke your proxy and vote in person.

Thank you for your attention to this matter.

                                        Sincerely,



                                        Edward B. Jamieson
                                        President

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                         FRANKLIN ASSET ALLOCATION FUND
                          777 Mariners Island Boulevard
                        San Mateo, California 94404-7777

                   NOTICE OF SPECIAL SHAREHOLDERS' MEETING
                        To be held on January 29, 2001

To the Shareholders of Franklin Asset Allocation Fund:

    NOTICE IS HEREBY GIVEN that a Special Shareholders' Meeting of Franklin Asset Allocation Fund ("Asset Allocation Fund") will be held at the offices of Asset Allocation Fund, 777 Mariners Island Boulevard, San Mateo, California 94404-7777 on January 29, 2001 at 2:00 p.m. Pacific time. The Meeting is being called for the following purpose:

    To approve or disapprove an Agreement and Plan of Reorganization between Asset Allocation Fund and Franklin Growth and Income Fund ("Growth and Income Fund") that provides for the acquisition of substantially all of the assets of Asset Allocation Fund by Growth and Income Fund in exchange for shares of Growth and Income Fund and the distribution of such shares to the shareholders of Asset Allocation Fund, and the liquidation and dissolution of Asset Allocation Fund. Class A shareholders of Asset Allocation Fund will receive Class A shares of Growth and Income Fund and Class C shareholders of Asset Allocation Fund will receive Class C shares of Growth and Income Fund.

    In addition, shareholders will be asked to grant the proxyholders the authority to vote upon any other business which may legally come before the Meeting or any adjournment thereof.

    The Agreement and Plan of Reorganization in the attached Prospectus/Proxy Statement describes this transaction more completely. A copy of the Agreement and Plan of Reorganization is attached as Exhibit A to the Prospectus/Proxy Statement.

    Shareholders of record as of the close of business on November 28, 2000, are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                                        By Order of the Board of Trustees,

                                        Murray L. Simpson
                                        Secretary

San Mateo
December 8, 2000

The Board of Trustees urges you to complete, date, sign, and return the enclosed proxy card in the enclosed postage-paid return envelope. It is important that you return your signed proxy card promptly so that a quorum may be ensured, and the costs of further solicitations avoided.

                         PROSPECTUS AND PROXY STATEMENT

When reading this Prospectus/Proxy Statement, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.

                                TABLE OF CONTENTS

                                                                           Page

COVER PAGE                                                                Cover

SUMMARY                                                                       2
    What proposal am I voting on?                                             3
    How will the shareholder voting be handled?                               3

COMPARISONS OF SOME IMPORTANT FEATURES                                        4
    How do the investment goals and policies of the Funds compare?            4
    What are the risks of an investment in the Funds?                         4
    Who manages the Funds?                                                    5
    What are the fees and expenses of each Fund and what might they be
    after the Transaction?                                                    6
    Where can I find more financial information about the Funds?              7
    What are other key features of the Funds?                                 7

REASONS FOR THE TRANSACTION                                                   9

INFORMATION ABOUT THE TRANSACTION                                            10
    How will the Transaction be carried out?                                 10
    Who will pay the expenses of the Transaction?                            10
    What are the tax consequences of the Transaction?                        10
    What should I know about the shares of Growth and Income Fund?           11
    What are the capitalizations of the Funds and what might the capitalization be
    after the Transaction?                                                   11

COMPARISON OF INVESTMENT GOALS AND POLICIES                                  12
    Are there any significant differences between the investment goals
    and strategies of the Funds?                                             12
    How do the fundamental investment restrictions of the Funds differ?      13
    What are the risk factors associated with investments in the Funds?      15




                        TABLE OF CONTENTS (continued)
                                                                            Page

VOTING INFORMATION                                                           17
    How many votes are necessary to approve the Plan?                        17
    How do I ensure my vote is accurately recorded?                          17
    Can I revoke my proxy?                                                   18
    What other matters will be voted upon at the Meeting?                    18
    Who is entitled to vote?                                                 18
    What other solicitations will be made?                                   18
    Are there dissenters' rights?                                            18

INFORMATION ABOUT GROWTH AND INCOME FUND                                     18

INFORMATION ABOUT ASSET ALLOCATION FUND                                      19

PRINICIPAL HOLDERS OF SHARES                                                 19

GLOSSARY - USEFUL TERMS AND DEFINITIONS                                      20

EXHIBITS TO PROSPECTUS AND PROXY STATEMENT                                   22
    EXHIBIT A - AGREEMENT AND PLAN OF REORGANIZATION                        A-1
    EXHIBIT B - PROSPECTUS OF FRANKLIN GROWTH AND INCOME FUND - CLASS A, B & C DATED NOVEMBER 1, 2000 (ENCLOSED)
    EXHIBIT C - ANNUAL REPORT TO SHAREHOLDERS OF FRANKLIN GROWTH AND
    INCOME FUND
    DATED JUNE 30, 2000 (ENCLOSED)


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                         PROSPECTUS AND PROXY STATEMENT

                             DATED DECEMBER 1, 2000
                          ACQUISITION OF THE ASSETS OF
                         FRANKLIN ASSET ALLOCATION FUND

                          777 MARINERS ISLAND BOULEVARD
                        SAN MATEO, CALIFORNIA 94404-7777
                                 (650) 312-2000

         BY AND IN EXCHANGE FOR CLASS A SHARES AND CLASS C SHARES OF
                       FRANKLIN GROWTH AND INCOME FUND

                          777 MARINERS ISLAND BOULEVARD
                        SAN MATEO, CALIFORNIA 94404-7777
                                 (650) 312-2000

    This Prospectus/Proxy Statement solicits proxies to be voted at a Special Shareholders' Meeting (the "Meeting") of Franklin Asset Allocation Fund ("Asset Allocation Fund") to approve or disapprove an Agreement and Plan of Reorganization (the "Plan"). If shareholders of Asset Allocation Fund vote to approve the Plan, the net assets of Asset Allocation Fund will be acquired by, and in exchange for, shares of Franklin Growth and Income Fund ("Growth and Income Fund").

    The Meeting will be held at the principal offices of Asset Allocation Fund, which are located at 777 Mariners Island Boulevard, San Mateo, California 94404-7777 on January 29, 2001 at 2:00 p.m. Pacific time. The Board of Trustees of Asset Allocation Fund is soliciting these proxies. This Prospectus/ Proxy Statement will first be sent to shareholders on or about December 8, 2000.

    If Asset Allocation Fund shareholders vote to approve the Plan, you will receive Class A shares of Growth and Income Fund ("Growth and Income Fund Class A shares") equal in value to your investment in Class A shares of Asset Allocation Fund ("Asset Allocation Fund Class A shares"), or Class C shares of Growth and Income Fund ("Growth and Income Fund Class C shares") equal in value to your investment in Class C shares of Asset Allocation Fund ("Asset Allocation Fund Class C shares"). Asset Allocation Fund will then be liquidated and dissolved.

    The investment goals of Growth and Income Fund and Asset Allocation Fund (individually, a "Fund" and collectively, the "Funds") are similar, but not identical. Asset Allocation Fund's principal investment goal is total return. Growth and Income Fund's principal investment goal is capital appreciation, with current income as a secondary goal. Other differences between the Funds are that: (i) Growth and Income Fund normally invests at least 65% of its assets in equity securities, while Asset Allocation Fund does not have a stated percentage requirement, but generally invests a majority of its assets in equity securities; (ii) Asset Allocation Fund normally invests more of its assets in debt securities than does Growth and Income Fund; (iii) Asset Allocation Fund can invest up to 25% of its assets in foreign securities, while Growth and Income Fund does not have a limitation on foreign securities investments; and
(iv) Asset Allocation Fund specifies that a majority of its assets are invested in stocks listed in the S&P500(R) Index or the S&P400(R) Index, while Growth and Income Fund does not have this specification (although it also invests a portion of its portfolio in stocks listed in these indexes).

    This Prospectus/Proxy Statement gives the information about the proposed reorganization, and Class A shares and Class C shares of Growth and Income Fund, that you should know before investing. You should retain it for future reference. Additional information about Growth and Income Fund and the proposed reorganization has been filed with the SEC and can be found in the following documents:

o The Prospectus of Growth and Income Fund - Class A, B & C dated November 1, 2000 (the "Growth and Income Fund Prospectus"), is attached to and considered a part of this Prospectus/ Proxy Statement.

o The Annual Report to Shareholders of Growth and Income Fund dated June 30, 2000, which contains financial and performance information for Growth and Income Fund, is attached to and considered a part of this Prospectus/Proxy Statement.

o A Statement of Additional Information dated December 1, 2000 relating to this Prospectus/ Proxy Statement has been filed with the SEC and is incorporated by reference into this Prospectus/ Proxy Statement.

o The Prospectus of Asset Allocation Fund - Class A & C dated May 1, 2000, as supplemented September 1,2000 and September 26, 2000, (the " Asset Allocation Fund Prospectus"), Asset Allocation Fund's Annual Report to Shareholders dated December 31, 1999, and Asset Allocation Fund's Semiannual Report to Shareholders dated June 30, 2000, which contains financial and performance information for Asset Allocation Fund, are on file with the SEC
  (File nos. 2-12647 and 811-730) and are incorporated by reference into this Prospectus/Proxy Statement.

    You may request a free copy of the SAI relating to this Prospectus/Proxy Statement or any of the documents referred to above without charge by calling 1-800/DIAL-BEN(R) or by writing to either Fund at P.O. Box 997151, Sacramento, CA 95899-9983.

    THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER U.S. GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                                     SUMMARY

    This is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (attached as Exhibit
A), the Growth and Income Fund Prospectus (enclosed as Exhibit B) and the Annual Report to Shareholders of Growth and Income Fund (enclosed as Exhibit C).


WHAT PROPOSAL AM I VOTING ON?

    At a meeting held on September 26, 2000, the Board of Trustees of Asset Allocation Fund approved the Plan and determined to recommend that shareholders of Asset Allocation Fund vote to approve the Plan. If shareholders of Asset Allocation Fund vote to approve the Plan, it will result in the transfer of the net assets of Asset Allocation Fund to Growth and Income Fund, in exchange for an equal value of shares of Growth and Income Fund. The shares of Growth and Income Fund will then be distributed to Asset Allocation Fund shareholders and Asset Allocation Fund will be liquidated and dissolved. (The proposed transaction is referred to in this Prospectus/Proxy Statement as the "Transaction.") As a result of the Transaction, you will cease to be a shareholder of Asset Allocation Fund and will become a shareholder of Growth and Income Fund. This exchange will occur on the closing date of the Transaction, which is the specific date on which the Transaction takes place.

    This means that your shares of Asset Allocation Fund will be exchanged for an equal value of shares of Growth and Income Fund. You will receive Class A shares of Growth and Income Fund equal in value to your investment in Class A shares of Asset Allocation Fund. You will receive Class C shares of Growth and Income Fund equal in value to your investment in Class C shares of Asset Allocation Fund.

    Growth and Income Fund is managed by Advisers. It has an investment goal and policies that are similar, but not identical, to those of Asset Allocation Fund. For the reasons set forth in the "Reasons for the Transaction" section, the Board of Trustees of Asset Allocation Fund has determined that the Transaction is in the best interests of the shareholders of Asset Allocation Fund. Each Fund's Board of Trustees also concluded that no dilution in value would result to the shareholders of Asset Allocation Fund or Growth and Income Fund, as a result of the Transaction.

                  THE BOARD OF TRUSTEES RECOMMENDS THAT YOU
                   VOTE TO APPROVE THE AGREEMENT AND PLAN.

HOW WILL THE SHAREHOLDER VOTING BE HANDLED?

    Shareholders who own shares of Asset Allocation Fund at the close of business on November 28, 2000 will be entitled to vote at the Meeting, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold. To approve the Transaction, a majority of the shares of Asset Allocation Fund outstanding and entitled to vote must be voted in favor of the Plan.

    Please vote by proxy as soon as you receive this Prospectus/Proxy Statement. You may place your vote by completing and signing the enclosed proxy card or voting by telephone or over the Internet. If you vote by any of these three methods, your votes will be officially cast at the Meeting by the persons appointed as proxies.

    You can revoke your proxy or change your voting instructions at any time until the vote is taken at the Meeting. You may also attend the Meeting and cast your vote in person at the Meeting. For more details about shareholder voting, see the "Voting Information" section of this Prospectus/ Proxy Statement.

                    COMPARISONS OF SOME IMPORTANT FEATURES

HOW DO THE INVESTMENT GOALS AND POLICIES OF THE FUNDS COMPARE?

    The principal differences in investment strategies and the policies of the Funds are the extent to which their investments focus on equity securities, the size of the companies in which the Funds invest and the extent to which their investments are focused on particular sectors.

    Asset Allocation Fund and Growth and Income Fund have similar investment objectives. Asset Allocation Fund's investment objective is to provide investors with total return, which is a combination of both capital growth and receipt of income. Growth and Income Fund's investment objective is capital appreciation, with a secondary goal of providing current income return through the receipt of dividends or interest from its investments.

    Growth and Income Fund seeks to achieve its investment goal by investing, under normal market conditions, at least 65% of its assets in equity securities of companies that trade on a securities exchange or in the over-the-counter market. These companies may be of any market capitalization value. The Fund's primary investments are in common stock. The Fund may invest a portion of its assets in foreign securities. It ordinarily buys foreign securities that are traded in the U.S., as well as American, European, and Global Depositary Receipts. Depending on current market conditions, the Fund may invest a portion of its total assets in other securities, including debt securities and real estate investment trusts (REITs).

    Asset Allocation Fund seeks to achieve its investment goal by investing, under normal market conditions, mainly in equity and debt securities. A majority of Asset Allocation's investments are in stocks listed in the S&P500(R) Index or the S&P400(R) Index. The Fund may also invest in securities of smaller companies, which may not be included in these indices. The Fund generally invests in debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, as well as in investment grade corporate debt securities or unrated securities the Fund's manager determines are comparable. Asset Allocation Fund may invest up to 25% of its net assets in foreign securities. It ordinarily buys foreign securities that are traded in the U.S., as well as American, European, and Global Depositary Receipts. The Fund may also invest in convertible preferred stock or convertible debt securities.

    For more information about the investment goals and policies of the Funds, please see the section "Comparison of Investment Goals and Policies."

WHAT ARE THE RISKS OF AN INVESTMENT IN THE FUNDS?

    Investments in Growth and Income Fund and Asset Allocation Fund involve risks common to most mutual funds. There is no guarantee against losses resulting from an investment in either Fund, nor that either Fund will achieve its investment goals. Both Funds are subject to the risks posed by investing in stocks.

    Growth and Income Fund may invest a more significant portion of its assets in companies falling within the small-cap (less than $1.5 billion) and mid-cap (less than $8 billion) ranges than Asset Allocation Fund. Thus, Growth and Income Fund may place greater emphasis upon investments in small cap companies that may be relatively new or unseasoned companies. Growth and Income Fund's investments in the securities of new or unseasoned companies may present greater risks than the securities found in the S&P 500(R) Index or the S&P 400(R) Index in which Asset Allocation Fund generally invests.

    Growth and Income Fund may concentrate its investments in one or a few sectors, such as technology companies, to a greater extent than Asset Allocation Fund. To the extent that Growth and Income Fund has significant investments in one or a few sectors, it is subject to more risk than a fund that maintains broad sector diversification.

    For more information about the risks of the Funds, see the section "What are the risk factors associated with investments in the Funds?" under the heading "Comparison of Investment Goals and Policies."

WHO MANAGES THE FUNDS?

    The management of the business and affairs of each Fund is the responsibility of each Fund's respective Board of Trustees. Both Funds are open-end, registered management investment companies, commonly referred to as "mutual funds." Growth and Income Fund was organized as a Delaware business trust on March 21, 2000 and is registered with the SEC. Asset Allocation Fund was organized as a Delaware business trust on July 24, 1996 and is also registered with the SEC.

    Advisers manages the assets and makes the investment decisions for both Funds. Advisers is a wholly owned subsidiary of Resources. Resources is a publicly owned company engaged in various aspects of the financial services industry through its subsidiaries. Together, Advisers and its affiliates serve as investment manager or administrator to 52 registered investment companies, with approximately 156 U.S.-based funds or series. They have over $229 billion in combined assets under management for more than 5 million U.S.-based mutual fund shareholder and other accounts. The principal shareholders of Resources are Charles B. Johnson and Rupert H. Johnson, Jr.

    The team responsible for the day-to-day management of Growth and Income Fund's portfolio is:

    Serena Perin Vinton CFA, Vice President of Advisers. Ms. Perin has been a manager of the Fund since 1996. She joined Franklin Templeton Investments in 1991.

    Edward D. Perks CFA, Vice President of Advisers. Mr. Perks has been a manager of the Fund since July 2000. He joined Franklin Templeton Investments in 1992.

    Conrad B. Herrmann CFA, Senior Vice President of Advisers. Mr. Herrmann has been a manager of the Fund since 1993. He joined the Franklin Templeton Group in 1989.

    Growth and Income Fund and Asset Allocation Fund each has a management agreement with Advisers under which Advisers is to receive a management fee equal to an annual rate of 0.625 of 1% of the value of its average daily net assets up to and including $100 million; 0.50 of 1% of the value of its average daily net assets over $100 million up to and including $250 million; and 0.45 of 1% of the value of its average daily net assets over $250 million. Each class of Growth and Income Fund and Asset Allocation Fund pays its proportionate share of the management fee.


WHAT ARE THE FEES AND EXPENSES OF EACH FUND AND WHAT MIGHT THEY BE AFTER THE TRANSACTION?

                                            FEE TABLE FOR
                          ASSET ALLOCATION FUND AND GROWTH AND INCOME FUND
                                                             Actual+                 Projected++
-----------------------------------------------------------------------------------------------------

                                                         Asset                       Growth and
                                                      Allocation   Growth and       Income Fund -
                                                        Fund -    Income Fund -        Class A
                                                        Class A      Class A      After Transaction
-----------------------------------------------------------------------------------------------------
Shareholder Transaction Expenses*
     Maximum Sales Charge
     (as a percentage of Offering Price)                 5.75%        5.75%             5.75%
          Paid at time of purchase1                      5.75%        5.75%             5.75%
          Paid at time of redemption2                     None         None              None
     Exchange Fee (per transaction)                       None         None              None
Annual Fund Operating Expenses
(as percentage of average net assets)
     Management Fees                                     0.60%        0.48%             0.48%
     Distribution and service (12b-1) Fees               0.25%        0.24%             0.24%
     Other Expenses                                      0.25%        0.19%             0.19%
-----------------------------------------------------------------------------------------------------
     Total Annual Fund Operating Expenses                1.10%        0.91%             0.91%

                                                             Actual+                 Projected++
-----------------------------------------------------------------------------------------------------

                                                         Asset                       Growth and
                                                      Allocation   Growth and       Income Fund -
                                                        Fund -    Income Fund -        Class C
                                                        Class C      Class C      After Transaction
-----------------------------------------------------------------------------------------------------
Shareholder Transaction Expenses*
     Maximum Sales Charge
     (as a percentage of Offering Price)                 1.99%        1.99%             1.99%
          Paid at time of purchase1                      1.00%        1.00%             1.00%
          Paid at time of redemption2                    0.99%        0.99%             0.99%
     Exchange Fee (per transaction)                       None         None              None
Annual Fund Operating Expenses
(as percentage of average net assets)
     Management Fees                                     0.60%        0.48%             0.48%
     Distribution and service (12b-1) Fees               1.00%        1.00%             1.00%
     Other Expenses                                      0.25%        0.19%             0.19%
-----------------------------------------------------------------------------------------------------

     Total Annual Fund Operating Expenses                1.85%        1.67%             1.67%

+Information for Asset Allocation Fund is provided for the 12 month period ended June 30, 2000. Information for Growth and Income Fund shares is provided for the fiscal year ended June 30, 2000.
++Projected expenses based on current and anticipated Growth and Income Fund expenses.
*If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.

1. There is no front-end sales charge if you invest $1 million or more in Class A shares of the Growth and Income Fund or shares of Asset Allocation Fund. Although Class C has a lower front-end sales charge than Class A, its Rule 12b-1 fees are higher. Over time you may pay more for Class C shares. Please see "Your Account - Choosing a Share Class" in the Prospectus of Growth and Income Fund ("Growth and Income Fund Prospectus").

2. A Contingent Deferred Sales Charge ("CDSC") of 1% may apply to Class A purchases of $1 million or more with respect to each of the Funds if you sell the shares within one year and any Class C purchase if you sell the shares within 18 months. See "Your Account - Contingent Deferred Sales Charge" in the Growth and Income Fund Prospectus for details.

Example

Assumes the annual return for each class is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $10,000 that you invest in a Fund.

Class A                                                       1 Year*  3 Years  5 Years  10 Years
-----------------------------------------------------------------------------------------------------
Asset Allocation Fund                                           $681    $905    $1,146    $1,848
Growth and Income Fund                                          $663    $848    $1,050    $1,630
Projected Growth and Income Fund (after Transaction)            $663    $848    $1,050    $1,630

Class C                                                       1 Year** 3 Years  5 Years  10 Years
-----------------------------------------------------------------------------------------------------
Asset Allocation Fund                                           $384    $676    $1,091    $2,247
Growth and Income Fund                                          $367    $621      $998    $2,056
Projected Growth and Income Fund (after Transaction)            $367    $621      $998    $2,056

*Assumes a CDSC will not apply.
**For the same Class C investment, you would pay projected expenses of $286 for Asset Allocation Fund, $268 for Growth and Income Fund, and $268 for Growth and Income Fund after the Transaction if you did not sell your shares at the end of the first year. The expenses for the remaining periods would be the same.

    THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. Each Fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each class and are not directly charged to your account.

WHERE CAN I FIND MORE FINANCIAL INFORMATION ABOUT THE FUNDS?

    The Growth and Income Fund Prospectus (enclosed as Exhibit B) as well as the current Annual Report to Shareholders (enclosed as Exhibit C) contain additional financial information about Growth and Income Fund. The Annual Report to Shareholders also has discussions of Growth and Income Fund's performance during the fiscal year ended June 30, 2000.

    The Asset Allocation Fund Prospectus, as well as the Annual and Semiannual Reports for Asset Allocation Fund, contain more financial information about Asset Allocation Fund. These documents are available free of charge upon request (see the section "Information About Asset Allocation Fund").

WHAT ARE OTHER KEY FEATURES OF THE FUNDS?

The Funds use the same service providers for the following services:

    TRANSFER AGENCY AND CUSTODY SERVICES. Investor Services, a wholly owned
    ------------------------------------
subsidiary of Resources, is the shareholder servicing agent and acts as the transfer agent and dividend-paying agent for the Funds.

    Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as the custodian of the securities and other assets of both Funds.

    ADMINISTRATIVE SERVICES. FT Services, a wholly owned subsidiary of
    -----------------------
Resources, provides certain administrative facilities and services to Growth and Income Fund and Asset Allocation Fund under the same terms and conditions.

    DISTRIBUTION SERVICES. Distributors acts as the principal underwriter in the
    ---------------------
continuous public offering of the Funds' shares under the same terms and conditions for both Funds.

    DISTRIBUTION AND SERVICE (12B-1) FEES. Both Funds have distribution or "Rule
    -------------------------------------
12b-1" plans. Under each plan, the Fund may pay Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements. The distribution and service (12b-1) fees charged to each class are based only on the fees attributable to that particular class.

    Each of Growth and Income Fund and Asset Allocation Fund's Class A plans may pay up to 0.25% per year of Class A's average daily net assets. Each of Growth and Income Fund and Asset Allocation Fund's Class C plans may pay up to 1.00% per year of Class C's average daily net assets.

    For more information regarding Growth and Income Fund's Rule 12b-1 plans, please see "The Underwriter - Distribution and Service (12b-1) fees" in its current SAI dated November 1, 2000.

    PURCHASES AND REDEMPTIONS. The maximum front-end sales charge imposed on
    -------------------------
purchases of Class A shares of Growth and Income Fund and Asset Allocation Fund is 5.75% with reduced charges for purchases of $50,000 or more and no front-end sales charges for purchases of $1 million or more. The maximum sales charge imposed on purchases of Class C shares of Growth and Income Fund and Asset Allocation Fund is 1.00%. Each Fund generally requires a minimum initial investment of $1,000 and subsequent investments of at least $50.

    You may sell (redeem) your shares at any time. Shares of each Fund also may be exchanged for shares of other Franklin Templeton Funds, subject to certain limitations, as provided in the prospectus of the respective Franklin Templeton Fund. Because an exchange is technically a sale and a purchase of shares, an exchange is a taxable transaction.

    Shares of each Fund may be redeemed at their respective Net Asset Value per share. However, redemptions of Class A shares which were purchased in amounts of $1,000,000 or more generally are subject to a 1% CDSC on shares you sell within 12 months of purchase. There is also a 1% Contingent Deferred Sales Charge on any Class C shares you sell within 18 months of purchase. The Contingent Deferred Sales Charge for each Fund's Class C shares is waived in certain circumstances. Growth and Income Fund shares acquired by Asset Allocation Fund shareholders as a result of this Transaction are subject to a CDSC to the same extent that Asset Allocation Fund shares were subject to a CDSC.

    Additional information and specific instructions explaining how to buy, sell, and exchange shares of Growth and Income Fund are outlined in the Growth and Income Fund Prospectus under the heading "Your Account." The accompanying Growth and Income Fund Prospectus also lists phone numbers for you to call if you have any questions about your account under the heading "Questions." These instructions and phone numbers are the same for both Funds.

    DIVIDENDS AND DISTRIBUTIONS. The Growth and Income Fund intends to pay a
    ---------------------------
dividend at least quarterly representing substantially all of its net investment income. Capital gains, if any, may be distributed annually. Asset Allocation Fund also intends to pay a dividend at least quarterly representing substantially all of its net investment income, but will distribute capital gains, if any, twice a year. The amount of these distributions will vary and there is no guarantee that either of the Funds will pay dividends.

    The tax implications of an investment in either Fund are the same. For more information about the tax implications of investments in the Growth and Income Fund, see the attached Growth and Income Fund Prospectus under the heading "Distributions and Taxes."

                           REASONS FOR THE TRANSACTION

    The Board of Trustees of Asset Allocation Fund has recommended the Transaction in order to combine Asset Allocation Fund with a larger fund that has similar goals and investment policies. A larger fund may be expected to have a lower expense ratio because certain costs may be spread over a larger asset base. However, variable expenses that are based on the value of assets or the number of shareholder accounts, such as custody and transfer agency fees, would be largely unaffected by the Transaction.

    The Plan was presented to the Board of Trustees of Asset Allocation Fund at a meeting held on September 26, 2000. At the meeting, the Board of Trustees reviewed the potential benefits and costs to shareholders of Asset Allocation Fund; the expense ratios of Growth and Income Fund and Asset Allocation Fund; the comparative investment performance of Growth and Income Fund and Asset Allocation Fund; the compatibility of the investment goals, policies, restrictions and investments of Asset Allocation Fund with those of Growth and Income Fund; and the tax consequences of the Transaction. During the course of its deliberations, the Board of Trustees of Asset Allocation Fund noted that the expenses of the Transaction will be shared one-quarter by Asset Allocation Fund, one-quarter by Growth and Income Fund, and one-half by Advisers.

    The Board of Trustees of Asset Allocation Fund, including a majority of the trustees who are not interested persons of either Fund ("Independent Trustees"), concluded that the Transaction is in the best interests of the shareholders of Asset Allocation Fund and that no dilution of value would result to the shareholders of Asset Allocation Fund from the Transaction, approved the Plan and recommended that shareholders of Asset Allocation Fund vote to approve the Transaction.

    The Board of Trustees of Growth and Income Fund, including a majority of Independent Trustees, approved the Plan on September 26, 2000. The Board of Trustees of Growth and Income Fund concluded that the Transaction is in the best interests of the shareholders of Growth and Income Fund and that no dilution of value would result to the shareholders of Growth and Income Fund from the Transaction.

    FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF TRUSTEES OF ASSET ALLOCATION FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PLAN.

    If shareholders of Asset Allocation Fund do not approve the Plan, the Board of Trustees will consider other possible courses of action for Asset Allocation Fund, including liquidation and dissolution.

                        INFORMATION ABOUT THE TRANSACTION

    This is only a summary of the Plan. You should read the actual Plan. It is attached as Exhibit A.

HOW WILL THE TRANSACTION BE CARRIED OUT?

    If the shareholders of Asset Allocation Fund approve the Plan, the Transaction will take place after various conditions are satisfied by Asset Allocation Fund and Growth and Income Fund, including the preparation of certain documents. The Trust will determine a specific date for the actual Transaction to take place. This is called the closing date. If the shareholders of Asset Allocation Fund do not approve the Plan, the Transaction will not take place.

    Until the close of business on the day of the Meeting, you may continue to add to your existing account subject to your applicable minimum additional investment amount or buy additional shares through the reinvestment of dividend and capital gain distributions. If shareholders of Asset Allocation Fund approve the Plan at the Meeting, shares of Asset Allocation Fund will no longer be offered for sale to existing shareholders, except for the reinvestment of dividend and capital gain distributions or through established automatic investment plans.

    If the shareholders of Asset Allocation Fund approve the Plan, Asset Allocation Fund will deliver to Growth and Income Fund substantially all of its assets on the closing date, which is scheduled for February 8, 2001 or such other later date as the Funds may agree. In exchange, shareholders of Asset Allocation Fund will receive Class A shares and Class C shares of Growth and Income Fund (depending upon what shares of Asset Allocation Fund were held by the shareholder) that have a value equal to the dollar value of the assets delivered to Asset Allocation Fund. The stock transfer books of Asset Allocation Fund will be permanently closed as of 1:00 p.m. Pacific time on the closing date. Asset Allocation Fund will only accept requests for redemptions received in proper form before 1:00 p.m. Pacific time on the closing date. Requests received after that time will be considered requests to redeem shares of Growth and Income Fund.

    To the extent permitted by law, the Funds may agree to amend the Plan without shareholder approval. They may also agree to terminate and abandon the Transaction at any time before or, to the extent permitted by law, after the approval of shareholders of Asset Allocation Fund.

WHO WILL PAY THE EXPENSES OF THE TRANSACTION?

    The expenses resulting from the Transaction will be paid one-quarter by Asset Allocation Fund, one-quarter by Growth and Income Fund, and one-half by Advisers, the investment manager for both Funds.

WHAT ARE THE TAX CONSEQUENCES OF THE TRANSACTION?

    The Transaction is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. Based on certain assumptions and representations received from Asset Allocation Fund and Growth and Income Fund, it is the opinion of Stradley, Ronon, Stevens & Young, LLP, counsel to the Funds, that shareholders of Asset Allocation Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares of Asset Allocation Fund for shares of Growth and Income Fund and that neither Growth and Income Fund nor its shareholders will recognize any gain or loss upon receipt of the assets of Asset Allocation Fund.

    You will continue to be responsible for tracking the purchase cost and holding period of your shares and should consult your tax advisor regarding the effect, if any, of the Transaction in light of your individual circumstances. You should also consult your tax advisor as to state and local tax consequences, if any, of the Transaction, because this discussion only relates to the federal income tax consequences.

WHAT SHOULD I KNOW ABOUT THE SHARES OF GROWTH AND INCOME FUND?

    Class A shares and Class C shares of Growth and Income Fund will be distributed to shareholders of the Asset Allocation Fund's Class A shares and Class C shares, respectively, and will have the same legal characteristics as the shares of Asset Allocation Fund with respect to such matters as voting rights, assessibility, conversion rights, and transferability. Former shareholders of Asset Allocation Fund whose shares are represented by outstanding share certificates will not be allowed to redeem shares of Growth and Income Fund until Asset Allocation Fund certificates have been returned.

WHAT ARE THE CAPITALIZATIONS OF THE FUNDS AND WHAT MIGHT THE CAPITALIZATION BE AFTER THE TRANSACTION?

    The following table sets forth, as of October 10, 2000, the capitalization of Class A and C shares of Asset Allocation Fund and the Class A and C shares of Growth and Income Fund. The table also shows the projected capitalization of Growth and Income Fund Class A and C shares as adjusted to give effect to the proposed Transaction. The capitalization of Growth and Income Fund and its classes is likely to be different when the Transaction is consummated.

                                                                  Growth and
                                        Asset         Growth     Income Fund -
                                      Allocation    and Income  Projected After
                                         Fund          Fund       Transaction
                                      (unaudited)   (unaudited)   (unaudited)
------------------------------------------------------------------------------

Net assets (all classes) (millions)          $169        $1,423        $1,592
Total shares outstanding (all classes) 15,566,625   84,642,088/1  100,208,713/1
Class A net assets (millions)                $159        $1,194        $1,353
Class A shares outstanding             14,622,090    70,757,003    80,152,584
Class A net asset value per share          $10.84        $16.87        $16.87
Class C net assets (millions)                 $10          $196          $206
Class C shares outstanding                944,535    11,906,035    12,525,599
Class C net asset value per share          $10.81        $16.48        $16.48
1. Growth and Income Fund offers two additional classes of shares, Class B and Advisor Class.


                 COMPARISON OF INVESTMENT GOALS AND POLICIES

    This section describes the key differences between the investment policies of Asset Allocation Fund and Growth and Income Fund, and certain noteworthy differences between the investment goals and policies of the two Funds. For a complete description of Growth and Income Fund's investment policies and risks, you should read the Growth and Income Fund Prospectus, which is attached to this Prospectus/Proxy Statement as Exhibit B.

ARE THERE ANY SIGNIFICANT DIFFERENCES BETWEEN THE INVESTMENT GOALS AND STRATEGIES OF THE FUNDS?

    There are several important differences between the Funds.

Asset Allocation Fund's principal investment goal is to provide investors with total return. Growth and Income Fund's principal investment goal is capital appreciation, with a secondary goal of providing current income return through the receipt of dividends or interest from its investments.

    Under normal market conditions, the Growth and Income Fund invests at least 65% of its assets in equity securities of companies that trade on a securities exchange or in the over-the-counter market. While Asset Allocation Fund does not have a stated percentage requirement, it generally invests a majority of its assets in equity securities.

    A majority of Asset Allocation Fund's investments are in stocks listed in the S&P500(R) Index or the S&P400(R) Index. Growth and Income Fund may invest in securities of companies of any size market capitalization (share price multiplied by the number of common stocks outstanding), including a significant portion of its assets in companies falling within the small-cap (less than $1.5 billion) and mid-cap (less than $8 billion) ranges. Growth and Income Fund, however, does not intend to invest more than 25% of its total assets in small-cap companies. See the Annual Report for Growth and Income Fund for a breakdown of its investments as of June 30, 2000.

    Growth and Income Fund may concentrate its investments in certain sectors to a greater extent than Asset Allocation Fund. In addition, while both Funds may invest in foreign securities, Asset Allocation Fund may only invest up to 25% of its assets in foreign securities. Growth and Income Fund does not have a stated percentage limitation on foreign investments. Growth and Income Fund also tends to have a lower percentage of its assets invested in debt securities than Asset Allocation Fund.

    There are other differences between the Funds that are of lesser significance.

    For example, Asset Allocation Fund may not invest more than 15% of its total assets in the securities of all issuers in the aggregate, the respective businesses of which have been in continuous operation for less than three years. As a non-fundamental policy, Asset Allocation Fund has determined to limit such investments to 5% of its total assets. Growth and Income Fund does not have a percentage limitation on such investments.

    Growth and Income Fund may borrow up to 331/3% of the value of its total assets, whereas Asset Allocation Fund may not borrow more than 10% of the value of its total assets.

    Growth and Income Fund may invest in securities of companies operating in the real estate industry, including real estate investment trusts (REITs). Growth and Income Fund currently intends to limit these investments to no more than 10% of its total assets. Asset Allocation Fund may also invest in REITs, but has no specific limit to any investment it may make in REITs.

    Growth and Income Fund may invest in convertible securities, which are generally debt obligations or preferred stocks that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. Growth and Income Fund currently intends to limit these investments to no more than 10% of its total assets. Asset Allocation Fund may also invest in convertible securities, but has no specific limit to any investment it may make in convertible securities.

    Growth and Income Fund may buy debt securities that are rated Baa by Moody's Investors Service, Inc. (Moody's) or BBB by Standard & Poor's Ratings Group (S&P(R)) or better; or unrated debt that is determined to be of comparable quality. At present, Growth and Income Fund does not intend to invest more than 5% of its total assets in non-investment grade securities (rated lower than Baa by Moody's or BBB by S&P). Asset Allocation Fund limits its investments in corporate debt to investment grade securities (rated Baa by Moody's or BBB by S&P or better) and unrated debt which it determines to be of comparable quality.

    Growth and Income Fund may lend its portfolio securities to qualified banks or broker dealers. Such loans may not exceed 10% of Growth and Income Fund's total assets measured at the time of the most recent loan. Asset Allocation Fund is restricted from lending its assets.

HOW DO THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS DIFFER?

    Policies or restrictions that are deemed fundamental may not be changed without the approval of the lesser of (i) a majority of the outstanding shares of the Fund, or (ii) 67% or more of the shares represented at a meeting of shareholders at which the holders of more than 50% of the outstanding shares are represented ("Majority Vote").

    As described below, the Funds have adopted different restrictions as fundamental policies, which may not be changed without the approval of a Majority Vote.

    Asset Allocation Fund may not purchase the securities of any one issuer (except securities issued by the U.S. or any instrumentality thereof) if, immediately after and as a result of such purchase, the market value of the holdings of the Fund in the securities of such issuer would exceed 5% of the market value of the Fund's total net assets. Growth and Income Fund is similarly restricted as to the purchase of a single issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitation. In addition, the 5% limitation does not apply to Growth and Income Fund's investments in other investment companies.

    Asset Allocation Fund may not purchase the securities of any issuer if such purchase would cause more than 10% of the outstanding voting securities of such issuer, or more than 10% of the outstanding voting securities of any one class of such issuer, to be held in the Fund's portfolio. Growth and Income Fund is similarly restricted as to the purchase of the outstanding voting securities of a single issuer, but it is not restricted as to any one class of shares and up to 25% of the value of the Fund's total assets may be invested without regard to such 10% limitation. In addition, the 10% limitation does not apply to Growth and Income Fund's investments in other investment companies.

    Asset Allocation Fund may not purchase any securities on margin or sell securities short. Growth and Income Fund is permitted to sell securities short.

    Growth and Income Fund may purchase shares of money market funds managed by Advisers or its affiliates to the extent permitted by exemption granted under the 1940 Act. Asset Allocation Fund may also purchase securities of money market funds managed by Advisers or its affiliates, but such purchases are subject to several conditions. Asset Allocation Fund's purchases and redemptions of money market fund shares may not be subject to any purchase or redemption fees, its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the fund's shares and the aggregate investments by the Fund in any money market fund may not exceed (A) the greater of (i) 5% of the Fund's total net assets or (ii) $2.5 million, or
(B) more than 3% of the outstanding shares of any such money market fund.

    Growth and Income Fund may invest, without limit, in the securities of issuers which have been in continuous operation for less than three years. Asset Allocation Fund may not invest more than 15% of its total assets in the securities of issuers which have been in continuous operation for less than three years.

    Asset Allocation Fund is limited in its ability to invest in securities issued by companies whose securities are owned in certain amounts by Directors and officers of the Fund, or its investment manager, Advisers. Growth and Income Fund is not similarly restricted.

    Asset Allocation Fund may not borrow money, except as a temporary measure for extraordinary purposes, and then not in excess of 10% of the total assets of the Fund taken at cost or value, whichever is less. Growth and Income Fund is permitted to borrow money from banks or other investment companies to the extent permitted by the 1940 Act, or any exemptions therefrom which may be granted by the SEC, or from any person in a private transaction not intended for public distribution for temporary or emergency purposes and then in an amount not exceeding 331/3% of the value of the Fund's total assets (including the amount borrowed).

    Growth and Income Fund may participate in an interfund lending program with other Franklin Templeton Funds to the extent permitted under the 1940 Act. Asset Allocation Fund does not yet have this authority.

    Asset Allocation Fund is not permitted to mortgage or pledge any of its assets. Growth and Income Fund is not similarly restricted.

    Both Funds are restricted from acting as an underwriter of securities, except Growth and Income Fund may act as an underwriter to the extent that it may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

    Both Funds also are prohibited from issuing securities senior to their presently authorized shares. However, this restriction does not prohibit Growth and Income Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretations thereof.

    Asset Allocation Fund may not purchase or sell any securities other than shares of the Fund from or to Advisers or any officer or director of Advisers. It also may not invest in the securities of companies for the purpose of exercising control. Growth and Income Fund does not have either of these investment restrictions.

WHAT ARE THE RISK FACTORS ASSOCIATED WITH INVESTMENTS IN THE FUNDS?

    Like all investments, an investment in both Funds involves risk. There is no assurance that the Funds will meet their investment goals. The achievement of the Funds' goals depends upon market conditions, generally, and on the investment managers' analytical and portfolio management skills.

    STOCK RISK.
    ----------
    While stocks historically have outperformed other asset classes over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

    SECTOR RISK.
    -----------
    To the extent that Growth and Income Fund has significant investments in one or a few sectors, such as technology company stocks, it is subject to more risk than a fund that maintains broad sector diversification.

    Technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing and tight profit margins. In addition, the prices of technology issuers may be influenced not only by developments relating to the company, but also to factors that affect the sector, even if those factors are not really relevant to the company.

    Technology companies have not traditionally paid significant dividends. Therefore, to the extent that the Growth and Income Fund's portfolio is heavily weighted in this sector, it will not produce much income, although it is likely to produce income on a level similar to that of comparable funds.

    Electronic Technology and Technology Service Companies Risk. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities. In addition, many Internet-related companies are in the emerging stage of development and are particularly vulnerable to the risks that their business plans will not develop as anticipated and of rapidly changing technologies.

    Health Technology Companies Risk. The health technology industry is subject to extensive government regulation and characterized by competition and rapid technological developments. As these factors impact this industry, to the extent that the Fund holds investments in this industry, the value of your shares may fluctuate significantly over relatively short periods of time.


    SMALLER COMPANIES RISK.
    ----------------------
    Growth and Income Fund expects to invest a substantial portion of its assets in equity securities of medium and smaller companies and, therefore, it is subject to additional risks associated with those securities. Smaller and new, unseasoned companies may offer substantial opportunities for capital growth, but they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short-term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

    Small or new companies also may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established. Increases in interest rates also may have a negative effect on smaller companies because these companies may find it more difficult to obtain credit to expand, or may have more difficulty meeting interest payments.

    FOREIGN SECURITIES RISK.
    -----------------------
    Both Funds may invest in foreign securities. Investing in foreign securities typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses in either Fund and may include, among others, currency risks (fluctuations in currency exchange rates and the new euro currency), country risks (political, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

    INTEREST RATE RISK.
    ------------------
    Since the Funds can only distribute what they earn, the Funds' distributions to shareholders may decline when interest rates fall. In addition, the Funds' distributions will be affected by the dividend paying characteristics of the equity securities in its portfolio.

    CREDIT RISK.
    -----------
    There is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect its value and, thus, impact the value of a Fund's shares. As with the interest rate risk, to the extent that Growth and Income Fund invests more of its assets in lower-rated debt securities than Asset Allocation Fund, Growth and Income Fund is exposed to greater credit risk.

    CONVERTIBLE SECURITIES RISK.
    ---------------------------
    To the extent either Fund invests in convertible securities, it is subject to the risks associated with them. A convertible security has risk characteristics of both equity and debt securities. Its value may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high (because it is assumed it will be converted) and more like a debt security when the underlying stock price is low (because it is assumed it will not be converted). Because its value can be influenced by many different factors, a convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

    DERIVATIVE SECURITIES RISK.
    --------------------------
    Options, futures, options on futures, and forward currency contracts are considered derivative investments since their value depends on the value of the underlying asset to be purchased or sold. A Fund's investment in derivatives may involve a small investment relative to the amount of risk assumed. To the extent either Fund enters into any of these transactions, their success will depend on the manager's ability to predict market movements.

    ILLIQUID SECURITIES RISK.
    ------------------------
    Both Growth and Income Fund and Asset Allocation Fund may invest up to 10% of their net assets in securities that are not readily marketable. Investments by a Fund in illiquid securities involve the possibility that the securities cannot be readily sold or can only be resold at a price significantly lower than their value, which may have a negative effect on the value of the Fund's shares.

                               VOTING INFORMATION

HOW MANY VOTES ARE NECESSARY TO APPROVE THE PLAN?

    The affirmative vote of a majority of the total number of shares of Asset Allocation Fund outstanding and entitled to vote is necessary to approve the Plan. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share of Asset Allocation Fund held at the close of business on November 28, 2000 (the "Record Date"). If sufficient votes to approve the Plan are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies.

    Under relevant state law and the Asset Allocation Fund's governing documents, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting, but will be treated as votes not cast and, therefore, will not be counted for purposes of determining whether the matters to be voted upon at the Meeting have been approved, and will have the same effect as a vote against the Plan.

HOW DO I ENSURE MY VOTE IS ACCURATELY RECORDED?

    You can vote in any one of four ways:

        o By mail, with the enclosed proxy card. o In person at the Meeting.

        o By telephone or through the Internet; a control number is provided on your proxy card and separate instructions are enclosed.

    A proxy card is, in essence, a ballot. If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

CAN I REVOKE MY PROXY?

    You may revoke your proxy at any time before it is voted by sending a written notice to Asset Allocation Fund expressly revoking your proxy, by signing and forwarding to Asset Allocation Fund a later-dated proxy, or by attending the Meeting and voting in person.

WHAT OTHER MATTERS WILL BE VOTED UPON AT THE MEETING?

    The Board of Trustees of Asset Allocation Fund does not intend to bring any matters before the Meeting other than those described in this proxy. It is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

WHO IS ENTITLED TO VOTE?

    Shareholders of record of Asset Allocation Fund on the Record Date will be entitled to vote at the Meeting. On the Record Date, there were 14,229,858.666 outstanding shares of Asset Allocation Fund - Class A and 923,378.995 outstanding shares of Asset Allocation Fund - Class C.

WHAT OTHER SOLICITATIONS WILL BE MADE?

    Asset Allocation Fund will request broker-dealer firms, custodians, nominees, and fiduciaries to forward proxy material to the beneficial owners of the shares of record. Asset Allocation Fund may reimburse broker-dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of Asset Allocation Fund without extra pay, may conduct additional solicitations by telephone, personal interviews, and other means. Asset Allocation Fund has engaged Shareholder Communications Corporation to solicit proxies from brokers, banks, other institutional holders, and individual shareholders for a fee, including out-of-pocket expenses ranging between $16,469 and $22,384. The costs of any such additional solicitation and of any adjourned session will be shared one-quarter by Asset Allocation Fund, one-quarter by Growth and Income Fund, and one-half by Advisers.

ARE THERE DISSENTERS' RIGHTS?

    Shareholders of Asset Allocation Fund will not be entitled to any "dissenters' rights" since the proposed Transaction involves two open-end investment companies registered under the 1940 Act (commonly called mutual funds). Although no dissenters' rights may be available, you have the right to redeem your shares at Net Asset Value until the closing date. After the closing date, you may redeem your Growth and Income Fund shares or exchange them for shares of certain other funds in the Franklin Templeton Funds, subject to the terms in the prospectus of the respective fund.

                   INFORMATION ABOUT GROWTH AND INCOME FUND

    Information about Growth and Income Fund is included in the Growth and Income Fund Prospectus, which is attached to and considered a part of this Prospectus/Proxy Statement. Additional information about Growth and Income Fund is included in its SAI dated November 1, 2000 which is incorporated into the Prospectus and considered a part of this Prospectus/Proxy Statement. You may request a free copy of the SAI and other information by calling 1-800/DIAL-BEN(R) or by writing to the Growth and Income Fund at P.O. Box 997151, Sacramento, CA 95899-9983. The Growth and Income Fund's Annual Report to Shareholders for the fiscal year ended June 30, 2000, is attached to and considered a part of this Prospectus/Proxy Statement.

    Growth and Income Fund files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be inspected and copied at: the SEC's Public Reference Room at 450 Fifth Street NW, Washington, DC 20549. Also, copies of such material can be obtained from the SEC's Public Reference Section, Washington, DC 20549-6009, at prescribed rates, or from the SEC's Internet address at http://www.sec.gov.

                   INFORMATION ABOUT ASSET ALLOCATION FUND

    Information about Asset Allocation Fund is included in the current Asset Allocation Fund Prospectus, as well as Asset Allocation Fund's SAI dated May 1, 2000, and in Asset Allocation Fund's Annual Report to Shareholders dated December 31, 1999 and Semiannual Report dated June 30, 2000. These documents have been filed with the SEC and the Asset Allocation Fund Prospectus, Annual Report, and Semiannual Report are incorporated by reference herein. You may request free copies of these documents and other information relating to Asset Allocation Fund by calling 1-800/DIAL BEN(R) or by writing to Asset Allocation Fund at P.O. Box 997151, Sacramento, CA 95899-9983. Reports and other information filed by the Asset Allocation Fund can be inspected and copied at: the SEC's Public Reference Room at 450 Fifth Street NW, Washington, DC 20549. Also, copies of such material can be obtained from the SEC's Public Reference Section, Washington, DC 20549-6009, at prescribed rates, or from the SEC's Internet address at http://www.sec.gov.

                           PRINCIPAL HOLDERS OF SHARES

    As of the Record Date, the officers and trustees of Asset Allocation Fund, as a group, owned of record and beneficially less than 1% of the outstanding shares of each class of Asset Allocation Fund. In addition as of the Record Date, the officers and trustees of Growth and Income Fund, as a group, owned of record and beneficially 27% of the Growth and Income Fund's Advisor Class shares and less than 1% of the outstanding shares of the Growth and Income Fund's other classes. From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. Except as listed below, as of the Record Date, no other person owned (beneficially or of record) 5% or more of the outstanding shares of any class of Growth and Income Fund or Asset Allocation Fund.



NAME AND ADDRESS                                    CLASS         PERCENTAGE (%)
--------------------------------------------------------------------------------
ASSET ALLOCATION FUND

FTB&T TTEE for ValuSelect                           Class A                   5
CACI International Inc.
Attn. Trading
P.O. Box 2438
Rancho Cordova, CA 95741-2438

FTB&T CUST for the Rollover IRA of                  Class C                   5
Helena Grzywacz
1947 Celtic Rd.

Tallahasee, FL 32311-1463

GROWTH AND INCOME FUND

FTB&T Trust Services FBO                            Advisor Class            16
Martin Wiskemann IRA
P.O. Box 5086
San Mateo, CA 94402-0086

FTB&T For ValueSelect                               Advisor Class            40
Franklin Resources PSP
Attn. Trading
P.O. Box 2438
Rancho Cordova, CA 95471-2438

Note: Charles B. Johnson and Rupert H. Johnson, Jr., who are officers and/or trustees of the Funds, serve on the administrative committee of the Franklin Templeton Profit Sharing 401(k) Plan, which owns shares of the Growth and Income Fund. In that capacity, they participate in the voting of such shares. Charles B. Johnson and Rupert H. Johnson, Jr. disclaim beneficial ownership of any share of the Growth and Income Fund owned by the Franklin Templeton Profit Sharing 401(k) Plan.


                                    GLOSSARY

USEFUL TERMS AND DEFINITIONS

1940 Act - Investment Company Act of 1940, as amended

Advisers - Franklin Advisers, Inc., 777 Mariners Island Blvd., San Mateo, CA 94404, the investment manager for both Funds

Contingent Deferred Sales Charge (CDSC) - A sales charge of 1% that may apply if you sell your Class A shares within 12 months of purchase

Distributors - Franklin Templeton Distributors, Inc., 777 Mariners Island Blvd., San Mateo, CA 94404, the principal underwriter for the Funds

Franklin Templeton Funds - The U.S. registered mutual funds in Franklin Templeton Investments except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.

Franklin Templeton Investments - All registered investment companies and other accounts managed by various subsidiaries of Franklin Resources, Inc., a publicly owned holding company

FT Services - Franklin Templeton Services, Inc., the Funds' administrator Investor Services - Franklin/Templeton Investor Services, Inc., 777 Mariners Island Blvd., San Mateo, CA 94404, the shareholder servicing and transfer agent to the Funds

Moody's - Moody's Investors Services, Inc.

Net Asset Value (NAV) - The value of a mutual fund is determined by deducting the Fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the Fund by the number of shares outstanding.

Offering Price - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge, if applicable. For each Fund, the maximum front-end sales charge is 5.75% for Class A shares of Growth and Income Fund and for Class A shares of Asset Allocation Fund, and 1.00% for Class C shares of Growth and Income Fund and for Class C shares of Asset Allocation Fund. We calculate the offering price to two decimal places using standard rounding criteria. Resources - Franklin Resources, Inc.

SAI - Statement of Additional Information

SEC - U.S. Securities and Exchange Commission

Securities Dealer - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Funds. This reference is for convenience only and does not indicate a legal conclusion of capacity.

S&P - Standard & Poor's(R) Ratings Group

U.S. - United States

We/Our/Us - Unless the context indicates a different meaning, these terms refer to the Funds and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.


                             EXHIBITS TO PROSPECTUS
                              AND PROXY STATEMENT
EXHIBIT
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A Agreement and Plan of Reorganization between Franklin Growth and Income Fund and Franklin Asset Allocation Fund

B Prospectus of Franklin Growth and Income Fund - Class A, B & C dated November 1, 2000 (enclosed)

C Annual Report to Shareholders of Franklin Growth and Income Fund dated June 30, 2000 (enclosed)


    EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

    THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Plan"), is made as of this 1st day of December, 2000, by and between Franklin Asset Allocation Fund ("Asset Allocation Fund"), a business trust created under the laws of the State of Delaware in 1996, and Franklin Growth and Income Fund ("Growth and Income Fund") a business trust created under the laws of the State of Delaware in 2000, each with its principal place of business at 777 Mariners Island Boulevard, San Mateo, California 94404.

                             PLAN OF REORGANIZATION

    The reorganization (hereinafter referred to as the "Plan of Reorganization") will consist of (i) the acquisition by Growth and Income Fund, of substantially all of the property, assets and goodwill of Asset Allocation Fund in exchange solely for full and fractional shares of beneficial interest, par value $0.01 per share, of Growth and Income Fund - Class A ("Growth and Income Fund Class A Shares") and full and fractional shares of beneficial interest, par value $0.01 per share, of Growth and Income Fund - Class C ("Growth and Income Fund Class C Shares") (collectively, "Growth and Income Fund Shares"); (ii) the distribution of (a) Growth and Income Fund Class A Shares to the shareholders of Asset Allocation Fund - Class A shares ("Asset Allocation Fund Class A Shares") and
(b) Growth and Income Fund Class C Shares to the shareholders of Asset Allocation Fund - Class C shares ("Asset Allocation Fund Class C Shares"), according to their respective interests; and (iii) the dissolution of Asset Allocation Fund as soon as practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

                                    AGREEMENT

    In order to consummate the Agreement and Plan of Reorganization and in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.  SALE AND TRANSFER OF ASSETS, LIQUIDATION AND DISSOLUTION OF ASSET
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    ALLOCATION FUND.
    ---------------
    (a) Subject to the terms and conditions of this Plan, and in reliance on the representations and warranties of Growth and Income Fund herein contained, and in consideration of the delivery by Growth and Income Fund of the number of Growth and Income Fund Class A Shares and Growth and Income Fund Class C Shares hereinafter provided, Asset Allocation Fund agrees that it will convey, transfer and deliver to Growth and Income Fund at the Closing all of Asset Allocation Fund's then existing assets, free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders' rights of redemption), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to: (i) pay the costs and expenses of carrying out this Plan (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on Asset Allocation Fund's books as liability reserves; (ii) discharge its unpaid liabilities on its books at the closing date (as defined in Section 3, hereinafter called the "Closing Date"), including, but not limited to, its income dividends and capital gains distributions, if any, payable for the period prior to, and through, the Closing Date and excluding those liabilities that would otherwise be discharged at a later date in the ordinary course of business; and (iii) pay such contingent liabilities as its Board of Trustees shall reasonably deem to exist against Asset Allocation Fund, if any, at the Closing Date, for which contingent and other appropriate liability reserves shall be established on Asset Allocation Fund's books (hereinafter "Net Assets"). Asset Allocation Fund shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date.

    (b) Subject to the terms and conditions of this Plan, and in reliance on the representations and warranties of Asset Allocation Fund herein contained, and in consideration of such sale, conveyance, transfer, and delivery, Growth and Income Fund agrees at the Closing to deliver to Asset Allocation Fund: (i) the number of Growth and Income Fund Class A Shares, determined by dividing the net asset value per share of the Asset Allocation Fund Class A Shares by the net asset value per share of Growth and Income Fund Class A Shares, and multiplying the result thereof by the number of outstanding Asset Allocation Fund Class A Shares, as of 1:00 p.m. Pacific time on the Closing Date; and (ii) the number of Growth and Income Fund Class C Shares, determined by dividing the net asset value per share of the Asset Allocation Fund Class C Shares by the net asset value per share of Growth and Income Fund Class C Shares, and multiplying the result thereof by the number of outstanding Asset Allocation Fund Class C Shares, as of 1:00 p.m. Pacific time on the Closing Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

    (c) Immediately following the Closing, the Asset Allocation Fund shall dissolve and distribute pro rata to its shareholders of record as of the close of business on the Closing Date, Growth and Income Fund Shares received by Asset Allocation Fund pursuant to this Section 1. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of Asset Allocation Fund of the type and in the amounts due such shareholders based on their respective holdings as of the close of business on the Closing Date. Fractional Growth and Income Fund Shares shall be carried to the third decimal place. As promptly as practicable after the Closing, each holder of any outstanding certificate or certificates representing shares of beneficial interest of Asset Allocation Fund shall be entitled to surrender the same to the transfer agent for Growth and Income Fund in exchange for the number of Growth and Income Fund Shares into which the Asset Allocation Fund Shares theretofore represented by the certificate or certificates so surrendered shall have been converted. Certificates for Growth and Income Fund Shares shall not be issued, unless specifically requested by the shareholders. Until so surrendered, each outstanding certificate which, prior to the Closing, represented shares of beneficial interest of Asset Allocation Fund shall be deemed for all Growth and Income Fund's purposes to evidence ownership of the number of Growth and Income Fund Shares into which the Asset Allocation Fund Shares (which prior to the Closing were represented thereby) have been converted.


2.  VALUATION.
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    (a) The value of Asset Allocation Fund's Net Assets to be acquired by Growth and Income Fund, hereunder shall be computed as of 1:00 p.m. Pacific time on the Closing Date using the valuation procedures set forth in Asset Allocation Fund's currently effective prospectus.

    (b) The net asset value of a share of beneficial interest of Asset Allocation Fund Shares shall be determined to the fourth decimal place as of 1:00 p.m. Pacific time on the Closing Date using the valuation procedures set forth in Asset Allocation Fund's currently effective prospectus.

    (c) The net asset value of a share of beneficial interest of Growth and Income Fund Shares shall be determined to the nearest full cent as of 1:00 p.m. Pacific time on the Closing Date using the valuation procedures set forth in Growth and Income Fund's currently effective prospectus.

3.  CLOSING AND CLOSING DATE.
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    The Closing Date shall be February 8, 2001, or such later date as the parties may mutually agree. The Closing shall take place at the principal office of the Funds at 2:00 p.m., Pacific time, on the Closing Date. Asset Allocation Fund shall have provided for delivery as of the Closing of those Net Assets of Asset Allocation Fund to be transferred to the account of Growth and Income Fund's Custodian, Bank of New York, Mutual Funds Division, 90 Washington Street, New York, New York 10286. Also, Asset Allocation Fund shall deliver at the Closing a list of names and addresses of the shareholders of record of its Asset Allocation Fund Class A Shares and Asset Allocation Fund Class C Shares and the number of full and fractional shares of beneficial interest of such classes owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, all as of 1:00 p.m. Pacific time on the Closing Date, certified by its transfer agent or by its President to the best of its or his knowledge and belief. Growth and Income Fund shall issue and deliver a certificate or certificates evidencing the shares of beneficial interest of Growth and Income Fund to be delivered to the account of Asset Allocation Fund at said transfer agent registered in such manner as the officers of Asset Allocation Fund may request, or provide evidence satisfactory to Asset Allocation Fund that such Growth and Income Fund Shares have been registered in an account on the books of Growth and Income Fund in such manner as Asset Allocation Fund may request.

4.  REPRESENTATIONS AND WARRANTIES BY GROWTH AND INCOME FUND.
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    Growth and Income Fund represents and warrants to Asset Allocation
    Fund that:

    (a) Growth and Income Fund is a business trust created under the laws of the State of Delaware on March 21, 2000, and is validly existing under the laws of that State. Growth and Income Fund is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end, management investment company and all Growth and Income Fund Shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act"), except for those shares sold pursuant to the private offering exemption for the purpose of raising the required initial capital.

    (b) Growth and Income Fund is authorized to issue an unlimited number of shares of beneficial interest of Growth and Income Fund Shares, par value $0.01 per share, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights. Growth and Income Fund is further divided into four classes of shares of which Growth and Income Fund Class A Shares and Growth and Income Fund Class C Shares are two, and an unlimited number of shares of beneficial interest, par value $0.01 per share, have been allocated and designated to each Class of Growth and Income Fund.

    (c) The financial statements appearing in the Growth and Income Fund's Annual Report to Shareholders for the fiscal year ended June 30, 2000, audited by PricewaterhouseCoopers, LLP, copies of which have been delivered to Asset Allocation Fund, fairly present the financial position of Growth and Income Fund as of such date and the results of its operations for the period indicated in conformity with generally accepted accounting principles applied on a consistent basis.

    (d) The books and records of Growth and Income Fund accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of Growth and Income Fund.

    (e) Growth and Income Fund has the necessary power and authority to conduct its business as such business is now being conducted.

    (f) Growth and Income Fund is not a party to or obligated under any provision of its Agreement and Declaration of Trust or By-laws ("By-laws"), or any contract or any other commitment or obligation, and is not subject to any order or decree that would be violated by its execution of or performance under this Plan.

    (g) Growth and Income Fund has elected to be treated as a regulated investment company ("RIC") for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and Growth and Income Fund has qualified as a RIC for each taxable year since its inception, and will qualify as a RIC as of the Closing Date.

    (h) Growth and Income Fund is not under jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

    (i) Growth and Income Fund does not have any unamortized or unpaid organizational fees or expenses.

5.  REPRESENTATIONS AND WARRANTIES BY ASSET ALLOCATION FUND.
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    Asset Allocation Fund represents and warrants to Growth and Income
    Fund that:

    (a) Asset Allocation Fund is a business trust created under the laws of the State of Delaware on July 24, 1996, and is validly existing under the laws of that state. Asset Allocation Fund is duly registered under the 1940 Act as a diversified open-end, management investment company and all Asset Allocation Fund Shares sold were sold pursuant to an effective registration statement filed under the 1933 Act, except for those shares sold pursuant to the private offering exemption for the purpose of raising the required initial capital.

    (b) Asset Allocation Fund is authorized to issue an unlimited number of shares of beneficial interest of Asset Allocation Fund, par value $0.01 per share, each outstanding share of which is fully paid, non-assessable, freely transferable, and has full voting rights. Asset Allocation Fund is further divided into two classes of shares, Asset Allocation Fund Class A Shares and Asset Allocation Fund Class C Shares, and an unlimited number of shares of beneficial interest, par value $0.01 per share, have been allocated and designated to each Class of Asset Allocation Fund.

    (c) The financial statements appearing in the Asset Allocation Fund's Annual Report to Shareholders for the fiscal year ended December 31, 1999, audited by PricewaterhouseCoopers, LLP, and the Semiannual Report to Shareholders for the six month period ended June 30, 2000, copies of which have been delivered to Growth and Income Fund, fairly present the financial position of Asset Allocation Fund as of such dates and the results of its operations for the period indicated in conformity with generally accepted accounting principles applied on a consistent basis.

    (d) The books and records of Asset Allocation Fund accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of Asset Allocation Fund.

    (e) Asset Allocation Fund has the necessary power and authority to conduct its business as such business is now being conducted.

    (f) Asset Allocation Fund is not a party to or obligated under any provision of its Agreement and Declaration of Trust or By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

    (g) Asset Allocation Fund has elected to be treat as a RIC for federal income tax purposes under Part I of Subchapter M of the Code, and Asset Allocation Fund has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing Date.

    (h) Asset Allocation Fund is not under jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

    (i) Asset Allocation Fund does not have any unamortized or unpaid organization fees or expenses.

6.  REPRESENTATIONS AND WARRANTIES BY THE FUNDS.
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    Asset Allocation Fund and Growth and Income Fund each represents and warrants to the other that:

    (a) The statement of assets and liabilities to be furnished by it as of 1:00 p.m. Pacific time on the Closing Date for the purpose of determining the number of Growth and Income Fund Shares to be issued pursuant to Section 1 of this Plan, will accurately reflect its Net Assets in the case of Asset Allocation Fund and its net assets in the case of Growth and Income Fund, and outstanding shares of beneficial interest, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

    (b) At the Closing, it will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in "(a)" above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

    (c) Except as disclosed in its currently effective prospectuses, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against it.

    (d) There are no known actual or proposed deficiency assessments with respect to any taxes payable by it.

    (e) The execution, delivery, and performance of this Plan have been duly authorized by all necessary action of its Boards of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

    (f) Each Fund anticipates that consummation of this Plan will not cause it to fail to conform to the requirements of Subchapter M of the Code for federal income taxation as a RIC at the end of its fiscal year.

    (g) It has the necessary power and authority to conduct its business, as such business is now being conducted.

7.  COVENANTS OF ASSET ALLOCATION FUND AND GROWTH AND INCOME FUND.
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    (a) Asset Allocation Fund and Growth and Income Fund each covenant to operate their respective businesses, as presently conducted between the date hereof and the Closing.

    (b) Asset Allocation Fund undertakes that it will not acquire Growth and Income Fund Shares for the purpose of making distributions thereof to anyone other than Asset Allocation Fund's shareholders.

    (c) Asset Allocation Fund undertakes that, if this Plan is consummated, it will liquidate and dissolve Asset Allocation Fund.

    (d) Asset Allocation Fund and Growth and Income Fund each agree that, by the Closing, all of the their Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

    (e) At the Closing, Asset Allocation Fund will provide Growth and Income Fund a copy of the shareholder ledger accounts, certified by the Asset Allocation Fund's transfer agent or its President to the best of its or his knowledge and belief, for all the shareholders of record of Asset Allocation Fund Shares as of 1:00 p.m. Pacific time on the Closing Date who are to become shareholders of Growth and Income Fund as a result of the transfer of assets that is the subject of this Plan.

    (f) Asset Allocation Fund agrees to mail to each shareholder of record entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a combined Prospectus and Proxy Statement that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

    (g) Growth and Income Fund will file with the U.S. Securities and Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to Growth and Income Fund Shares issuable hereunder ("Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time it becomes effective, the Registration Statement will (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of Asset Allocation Fund's shareholders' meeting, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

8.  CONDITIONS PRECEDENT TO BE FULFILLED BY ASSET ALLOCATION FUND AND GROWTH
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    AND INCOME FUND.
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    The consummation of this Plan hereunder shall be subject to the following respective conditions:

    (a) That: (i) all the representations and warranties of the other party contained herein shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) the other party shall have performed all obligations required by this Plan to be performed by it prior to the Closing; and (iii) the other party shall have delivered to such party a certificate signed by the President and by the Secretary or equivalent officer to the foregoing effect.

    (b) That each party shall have delivered to the other party a copy of the resolutions approving the Plan adopted and approved by the appropriate action of the Board of Trustees certified by its Secretary or equivalent officer of each of the Funds.

    (c) That the U.S. Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of either party or would prohibit the transactions contemplated hereby.

    (d) That this Plan and the Agreement and Plan of Reorganization contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of Asset Allocation Fund at an annual or special meeting or any adjournment thereof.

    (e) That a distribution or distributions shall have been declared for Asset Allocation Fund prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to 1:00 p.m. Pacific time on the Closing Date; and (ii) any undistributed ordinary income and capital gain net income from any period to the extent not otherwise declared for distribution. Capital gain net income has the meaning given such term by Section 1222(a) of the Code.

    (f) That there shall be delivered to Asset Allocation Fund and Growth and Income Fund an opinion from Messrs. Stradley, Ronon, Stevens & Young, LLP, counsel to Asset Allocation Fund and Growth and Income Fund, to the effect that, provided the acquisition contemplated hereby is carried out in accordance with this Plan and based upon certificates of the officers of Asset Allocation Fund and Growth and Income Fund with regard to matters of fact:

        (1) The acquisition by Growth and Income Fund of substantially all the assets of Asset Allocation Fund as provided for herein in exchange for Growth and Income Fund Shares followed by the distribution by Asset Allocation Fund to its shareholders of Growth and Income Fund Shares in complete liquidation will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and Asset Allocation Fund and Growth and Income Fund will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code;

        (2) No gain or loss will be recognized by Asset Allocation Fund upon the transfer of substantially all of its assets to Growth and Income Fund in exchange solely for voting shares of Growth and Income Fund (Code Sections 361(a) and 357(a)). No opinion, however, will be expressed as to whether any accrued market discount will be required to be recognized as ordinary income pursuant to Section 1276 of the Code;

        (3) No gain or loss will be recognized by Asset Allocation Fund upon the distribution of Growth and Income Fund Shares to its shareholders pursuant to the liquidation of Asset Allocation Fund (in pursuance of the Plan) (Section 361(c)(1) of the Code);

        (4) No gain or loss will be recognized by Growth and Income Fund upon the receipt of substantially all of the assets of Asset Allocation Fund in exchange solely for voting shares of Growth and Income Fund (Section 1032(a) of the Code);

        (5) The basis of the assets of Asset Allocation Fund received by Growth and Income Fund will be the same as the basis of such assets to Asset Allocation Fund immediately prior to the exchange (Section 362(b) of the Code);

        (6) The holding period of the assets of Asset Allocation Fund received by Growth and Income Fund will include the period during which such assets were held by Asset Allocation Fund (Section 1223(2) of the Code);

        (7) No gain or loss will be recognized to the shareholders of Asset Allocation Fund Shares upon the exchange of their shares in Asset Allocation Fund for voting shares of Growth and Income Fund including fractional shares to which they may be entitled (Section 354(a) of the Code);

        (8) The basis of Growth and Income Fund Shares received by Asset Allocation Fund Shares' shareholders including fractional shares to which they may be entitled shall be the same as the basis of the Asset Allocation Fund Shares exchanged therefor (Section 358(a)(1) of the Code);

        (9) The holding period of Growth and Income Fund Shares received by shareholders of Asset Allocation Fund Shares (including fractional shares to which they may be entitled) will include the holding period of the Asset Allocation Fund Shares surrendered in exchange therefor, provided that the Asset Allocation Fund Shares were held as a capital asset on the effective date of the exchange (Section 1223(1) of the Code); and

        (10) Growth and Income Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the Income Tax Regulations) the items of Asset Allocation Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Income Tax Regulations thereunder.

    (g) That there shall be delivered to Growth and Income Fund an opinion in form and substance satisfactory to it from Messrs. Stradley, Ronon, Stevens & Young, LLP, counsel to Asset Allocation Fund, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors' rights:

        (1) Asset Allocation Fund is a business trust organized under the laws of the State of Delaware on July 24, 1996, and is a validly existing business trust and in good standing under the laws of that state;

        (2) Asset Allocation Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $0.01 per share. Two classes of shares of Asset Allocation Fund have been designated as the Asset Allocation Fund Class A Shares and Asset Allocation Fund Class C Shares, and an unlimited number of shares of beneficial interest of the Trust has been allocated to each Class of Asset Allocation Fund. Assuming that the initial shares of beneficial interest of Asset Allocation Fund were issued in accordance with the 1940 Act and the Agreement and Declaration of Trust and By-laws of Asset Allocation Fund, and that all other outstanding shares of Asset Allocation Fund were sold, issued and paid for in accordance with the terms of Asset Allocation Fund's prospectus in effect at the time of such sales, each such outstanding share is fully paid, non-assessable, freely transferable and has full voting rights;

        (3) Asset Allocation Fund is a diversified open-end investment company of the management type registered as such under the 1940 Act;

        (4) Except as disclosed in Asset Allocation Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against Asset Allocation Fund, the unfavorable outcome of which would materially and adversely affect Asset Allocation Fund;

        (5) All actions required to be taken by Asset Allocation Fund to authorize this Plan and to effect the Agreement and Plan of Reorganization contemplated hereby have been duly authorized by all necessary action on the part of Asset Allocation Fund; and

        (6) Neither the execution, delivery, nor performance of this Plan by Asset Allocation Fund violates any provision of its Agreement and Declaration of Trust or By-laws, or the provisions of any agreement or other instrument known to such counsel to which Asset Allocation Fund is a party or by which Asset Allocation Fund is otherwise bound; this Plan is the legal, valid and binding obligation of Asset Allocation Fund and is enforceable against Asset Allocation Fund in accordance with its terms.

    In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of Asset Allocation Fund with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of Asset Allocation Fund.

    (h) That there shall be delivered to Asset Allocation Fund an opinion in form and substance satisfactory to it from Messrs. Stradley, Ronon, Stevens & Young, LLP, counsel to Growth and Income Fund, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws now or hereafter affecting generally the enforcement of creditors' rights:

        (1) Growth and Income Fund is a business trust organized under the laws of the State of Delaware on March 21, 2000 and is a validly existing business trust and in good standing under the laws of that state;

        (2) Growth and Income Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $0.01 per share. Growth and Income Fund is further divided into four classes of shares of which Growth and Income Fund Class A Shares and Growth and Income Fund Class C Shares are two, and an unlimited number of shares of beneficial interest, par value $0.01 per share, have been allocated and designated to each of those Classes of Growth and Income Fund. Assuming that the initial shares of beneficial interest of Growth and Income Fund were issued in accordance with the 1940 Act, and the Agreement and Declaration of Trust and By-laws of the Trust, and that all other outstanding shares of Growth and Income Fund were sold, issued and paid for in accordance with the terms of Growth and Income Fund's prospectus in effect at the time of such sales, each such outstanding share of Growth and Income Fund is fully paid, non-assessable, freely transferable and has full voting rights;

        (3) Growth and Income Fund is a diversified open-end investment company of the management type registered as such under the 1940 Act;

        (4) Except as disclosed in Growth and Income Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against Growth and Income Fund, the unfavorable outcome of which would materially and adversely affect Growth and Income Fund;

        (5) Growth and Income Fund Shares to be issued pursuant to the terms of this Plan have been duly authorized and, when issued and delivered as provided in this Plan, will have been validly issued and fully paid and will be non-assessable by Growth and Income Fund;

        (6) All actions required to be taken by Growth and Income Fund to authorize this Plan and to effect the Agreement and Plan of Reorganization contemplated hereby have been duly authorized by all necessary action on the part of Growth and Income Fund;

        (7) Neither the execution, delivery, nor performance of this Plan by Growth and Income Fund violates any provision of its Agreement and Declaration of Trust or By-laws, or the provisions of any agreement or other instrument known to such counsel to which Growth and Income Fund is a party or by which Growth and Income Fund is otherwise bound; this Plan is the legal, valid and binding obligation of Growth and Income Fund and is enforceable against Growth and Income Fund in accordance with its terms; and

        (8) The registration statement of Growth and Income Fund, of which the prospectus dated November 1, 2000 is a part (the "Prospectus") is, at the time of the signing of this Plan, effective under the 1933 Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of such registration statement has been issued, and no proceedings for such purpose have been instituted or are pending before or threatened by the U.S. Securities and Exchange Commission under the 1933 Act, and nothing has come to counsel's attention that causes it to believe that, at the time the Prospectus became effective, or at the time of the signing of this Plan, or at the Closing, such Prospectus (except for the financial statements and other financial and statistical data included therein, as to which counsel need not express an opinion), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and such counsel knows of no legal or government proceedings required to be described in the Prospectus, or of any contract or document of a character required to be described in the Prospectus that is not described as required.

    In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of Growth and Income Fund with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of Growth and Income Fund.

    (i) That Asset Allocation Fund shall have received a certificate from the President and Secretary of Growth and Income Fund to the effect that the statements contained in the Prospectus, at the time the Prospectus became effective, at the date of the signing of this Plan, and at the Closing, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading

    (j) That Growth and Income Fund's Registration Statement to be delivered to Asset Allocation Fund's shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

    (k) That Growth and Income Fund Shares to be delivered hereunder shall be eligible for sale with each state commission or agency with which such eligibility is required in order to permit Growth and Income Fund Shares lawfully to be delivered to each holder of Asset Allocation Fund Shares.

    (l) That, at the Closing, there shall be transferred to Growth and Income Fund, aggregate Net Assets of Asset Allocation Fund comprising at least 90% in fair market value of the total net assets and 70% of the fair market value of the total gross assets recorded on the books of Asset Allocation Fund on the Closing Date.

9.  BROKERAGE FEES AND EXPENSES.
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    (a) Asset Allocation Fund and Growth and Income Fund each represents and warrants to the other that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

    (b) The expenses of entering into and carrying out the provisions of this Plan shall be borne one-quarter by Growth and Income Fund, one-quarter by Asset Allocation Fund, and one-half by Franklin Advisers, Inc.

10. TERMINATION; POSTPONEMENT; WAIVER; ORDER.
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    (a) Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and the Agreement and Plan of Reorganization abandoned at any time (whether before or after approval thereof by the shareholders of Asset Allocation Fund) prior to the Closing, or the Closing may be postponed as follows:

        (1) by mutual consent of Asset Allocation Fund and Growth and Income Fund;

        (2) by Growth and Income Fund if any condition of its obligations set forth in Section 8 has not been fulfilled or waived; or

        (3) by Asset Allocation Fund if any conditions of its obligations set forth in Section 8 has not been fulfilled or waived.

            An election by Growth and Income Fund or Asset Allocation Fund to terminate this Plan and to abandon the Agreement and Plan of Reorganization shall be exercised respectively, by the Board of Trustees of either Growth and Income Fund or Asset Allocation Fund.

    (b) If the transactions contemplated by this Plan have not been consummated by June 30, 2001, the Plan shall automatically terminate on that date, unless a later date is agreed to by both Growth and Income Fund and Asset Allocation Fund.

    (c) In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect, and neither Asset Allocation Fund nor Growth and Income Fund, nor their trustees, officers, or agents or the shareholders of Asset Allocation Fund or Growth and Income Fund shall have any liability in respect of this Plan.

    (d) At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by that party's Board of Trustees if, in the judgment of such Board of Trustees, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

    (e) The respective representations and warranties contained in Sections 4 to 6 hereof shall expire with and be terminated by the Agreement and Plan of Reorganization, and neither Asset Allocation Fund nor Growth and Income Fund, nor any of their officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, trustee, agent or shareholder of Growth and Income Fund or Asset Allocation Fund against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders to which that officer, trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

    (f) If any order or orders of the U.S. Securities and Exchange Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of Asset Allocation Fund or Growth and Income Fund to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of Asset Allocation Fund, unless such terms and conditions shall result in a change in the method of computing the number of Growth and Income Fund Shares to be issued to Asset Allocation Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of Asset Allocation Fund prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless Asset Allocation Fund shall promptly call a special meeting of the shareholders at which such conditions so imposed shall be submitted for approval.

11.     ENTIRE AGREEMENT AND AMENDMENTS.
        -------------------------------
    This Plan embodies the entire agreement between the parties and there are no agreements, understandings, restrictions, or warranties relating to the transactions contemplated by this Plan other than those set forth herein or herein provided for. This Plan may be amended only by mutual consent of the parties in writing. Neither this Plan nor any interest herein may be assigned without the prior written consent of the other party.

12.     COUNTERPARTS.
        ------------
    This Plan may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

13.     NOTICES.
        -------
    Any notice, report, or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to Asset Allocation Fund, at 777 Mariners Island Boulevard, San Mateo, California 94404, Attention: Secretary, or Growth and Income Fund, at 777 Mariners Island Boulevard, San Mateo, California 94404, Attention: Secretary, as the case may be.

14.     GOVERNING LAW.
        -------------
    This Plan shall be governed by and carried out in accordance with the laws of the State of Delaware.

IN WITNESS WHEREOF, Asset Allocation Fund and Growth and Income Fund have each caused this Plan to be executed on its behalf by its duly authorized officers, all as of the date and year first-above written.

                                          FRANKLIN GROWTH AND INCOME FUND
Attest:
/s/ Murray L. Simpson                     By: /s/ David P. Goss
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Murray L. Simpson                            David P. Goss
Secretary                                    Vice President

                                          FRANKLIN ASSET ALLOCATION FUND
Attest:
/s/ Murray L. Simpson                     By: /s/ David P. Goss
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Murray L. Simpson                            David P. Goss
Secretary                                    Vice President

                      This page intentionally left blank.

133 PROXY 12/00








Prospectus

Franklin Growth and Income Fund

CLASS A, B, & C

INVESTMENT STRATEGY

GROWTH & INCOME

NOVEMBER 1, 2000
[Insert Franklin Templeton Ben Head]

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.






CONTENTS

THE FUND

[Begin callout]
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

 2       Goals and Strategies

 4       Main Risks

 7       Performance

 9       Fees and Expenses

11       Management

12       Distributions and Taxes

13       Financial Highlights

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]

15       Choosing a Share Class

20       Buying Shares

23       Investor Services

26       Selling Shares

28       Account Policies

31       Questions

FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT THE FUND
[End callout]

Back Cover

THE FUND

PRIOR TO AUGUST 10, 2000, THE FUND'S NAME WAS "FRANKLIN EQUITY FUND."

[Insert graphic of bullseye and arrows] GOALS AND STRATEGIES
                                        --------------------

GOALS The Fund's principal investment goal is capital appreciation. Its secondary goal is to provide current income return through the receipt of dividends or interest from its investments.

MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund invests at least 65% of its assets in equity securities of companies that trade on a securities exchange or in the over-the-counter market. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities.

The Fund may invest in securities of companies of any size market capitalization (share price multiplied by the number of common stocks outstanding), including a significant portion of its assets in companies falling within the small-cap (less than $1.5 billion) and mid-cap (less than $8 billion) ranges. The Fund, however, does not intend to invest more than 25% of its total assets in small-cap companies. The Fund may invest a portion of its assets in foreign securities.

In addition to the Fund's main investments, and depending upon current market conditions, the Fund may invest a portion of its total assets in other securities, including debt securities and convertible securities. Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities. Convertible securities have characteristics of both debt securities (which is generally the form in which they are first issued) and equity securities (into which they can be converted).

[Begin callout]
The Fund invests primarily in common stocks of companies of various sizes. [End callout]

The Fund's manager is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses companies that it believes are positioned for above-average growth in revenues, earnings or assets. The manager relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages that are likely to lead to growth in earnings and/or share price. Advantages such as a particular marketing niche, proven technology, sound financial records, strong management, and industry leadership are all factors the manager believes point to strong growth potential.

In choosing individual equity investments, the Fund's manager also considers sectors that have growth potential and fast growing, innovative companies within these sectors. Consequently, the Fund, from time to time, may have significant positions in particular sectors such as technology.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner or hold a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations, repurchase agreements and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goals.

[Insert graphic of chart with line going up and down] MAIN RISKS
                                                      ----------

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

STOCKS While stocks historically have outperformed other asset classes over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

SECTOR FOCUS - TECHNOLOGY COMPANIES To the extent that the Fund has significant investments in one or a few sectors, it is subject to more risk than a fund that maintains broad sector diversification.

Technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and tight profit margins. In addition, the prices of technology issuers may be influenced not only by developments relating to the company, but to factors that affect the sector, even if those factors are not really relevant to the company.

Technology companies have not traditionally paid significant dividends. Therefore, to the extent that the Fund's portfolio is heavily weighted in this sector, it will not produce much income, although it is likely to produce income on a level similar to that of comparable funds.

ELECTRONIC TECHNOLOGY AND TECHNOLOGY SERVICE COMPANIES These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities. In addition, many Internet-related companies are in the emerging stage of development and are particularly vulnerable to the risks that their business plans will not develop as anticipated and of rapidly changing technologies.

HEALTH TECHNOLOGY COMPANIES The health technology industry is subject to extensive government regulation and characterized by competition and rapid technological developments. As these factors impact this industry, the value of your shares may fluctuate significantly over relatively short periods of time.

SMALLER COMPANIES Smaller and new, unseasoned companies may offer substantial opportunities for capital growth, but they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short-term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

Small or new companies also may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established. Increases in interest rates also may have a negative effect on smaller companies because these companies may find it more difficult to obtain credit to expand, or may have more difficulty meeting interest payments.

FOREIGN SECURITIES Investing in foreign securities typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses in the Fund and may include, among others, currency risks (fluctuations in currency exchange rates and the new euro currency), country risks (political, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

INCOME Since the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall. In addition, the Fund's distributions will be affected by the dividend paying characteristics of the equity securities in its portfolio.

INTEREST RATE When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.


More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]




[Insert graphic of a bull and a bear] PERFORMANCE
                                      -----------
This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS/1/

[Insert bar graph]

-8.96%   26.73%  3.59%   8.53%  -1.38%  32.94%  22.96%  26.62%  13.19%   52.44%
  90       91     92      93      94      95     96      97      98       99
                                      YEAR

[Begin callout]
BEST QUARTER:
Q4 '99 37.22%

WORST QUARTER:
Q3 '98 -19.29%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1999

                                                 1 YEAR     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Franklin Growth and Income Fund - Class A/2/     43.73%     27.47%      15.72%
S&P 500 Index/3/                                 21.04%     28.56%      18.21%
Russell 1000 Index/4/                            20.91%     28.05%      18.11%

                                                                        SINCE
                                                                      INCEPTION
                                                           1 YEAR      (1/1/99)
-------------------------------------------------------------------------------
Franklin Growth and Income Fund - Class B/2/               46.99%       46.99%
S&P 500 Index/3/                                           21.04%       21.04%
Russell 1000 Index/4/                                      20.91%       20.91%

                                                                        SINCE
                                                                      INCEPTION
                                                           1 YEAR      (5/1/95)
-------------------------------------------------------------------------------
Franklin Growth and Income Fund - Class C2                 48.72%       27.39%
S&P 500 Index3                                             21.04%       27.51%
Russell 1000 Index4                                        20.91%       27.10%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of September 30, 2000, the Fund's year-to-date return was 19.42% for Class A.

2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains. May 1,
1994,  Class  A  implemented  a  Rule  12b-1  plan,  which  affects   subsequent
performance.

3. Source: Standard & Poor's Micropal. The S&P 500(R)Index is an unmanaged group of widely held common stocks covering a variety of industries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

4. Source: Standard & Poor's Micropal. The Russell 1000 Index measures the stock performance of 1000 of the largest U.S. companies. It includes reinvested dividends. The Fund considers the Russell 1000 Index its benchmark as its composition provides a more appropriate comparison to the Fund's current and past portfolio. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

[Insert graphic of percentage sign] FEES AND EXPENSES
                                    -----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)




                                              CLASS A      CLASS B      CLASS C
-------------------------------------------------------------------------------
Maximum sales charge (load) as a
 percentage of offering price                  5.75%       4.00%        1.99%
  Load imposed on purchases                    5.75%       None         1.00%
  Maximum deferred sales charge (load)         None/1/     4.00%/2/     0.99%/3/

Please see "Choosing a Share Class" on page 15 for an explanation of how and when these sales charges apply.


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
                                              CLASS A      CLASS B      CLASS C
-------------------------------------------------------------------------------
Management fees                                0.48%        0.48%        0.48%
Distribution and service (12b-1) fees          0.24%        1.00%        1.00%
Other expenses                                 0.19%        0.19%        0.19%
                                            -----------------------------------
Total annual Fund operating expenses           0.91%        1.67%        1.67%
                                            ===================================

1. Except for investments of $1 million or more (see page 15) and purchases by certain retirement plans without an initial sales charge.

2. Declines to zero after six years.

3. This is equivalent to a charge of 1% based on net asset value.


EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year; and
o The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR    3 YEARS      5 YEARS     10 YEARS
---------------------------------------------------------------------------------------------
If you sell your shares at the
end of the period:
CLASS A                                    $663/1/     $848       $1,050       $1,630
CLASS B                                    $570        $826       $1,107       $1,774/2/
CLASS C                                    $367        $621         $998       $2,056
If you do not sell your shares:
CLASS B                                    $170        $526         $907       $1,774/2/
CLASS C                                    $268        $621         $998       $2,056

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

[Insert graphic of briefcase] MANAGEMENT
                              ----------
Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404, is the Fund's investment manager. Together, Advisers and its affiliates manage over $236 billion in assets.

The team responsible for the Fund's management is:

SERENA PERIN VINTON CFA, VICE PRESIDENT OF ADVISERS
Ms. Perin has been a manager of the Fund since 1996. She joined Franklin Templeton Investments in 1991.

CONRAD B. HERRMANN CFA, SENIOR VICE PRESIDENT OF ADVISERS
Mr. Herrmann has been a manager of the Fund since 1993. He joined Franklin Templeton Investments in 1989.

EDWARD D. PERKS CFA, VICE PRESIDENT OF ADVISERS
Mr. Perks has been a manager of the Fund since July 2000. He joined Franklin Templeton Investments in 1992.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended June 30, 2000, the Fund paid 0.48% of its average net assets to the manager for its services.

[Insert graphic of dollar
signs and stacks of coins] DISTRIBUTIONS AND TAXES
                           -----------------------

INCOME AND CAPITAL GAIN DISTRIBUTIONS The Fund intends to pay a dividend at least quarterly representing substantially all of its net investment income. Capital gains, if any, may be distributed annually. The amount of these distributions will vary and there is no guarantee the Fund will pay dividends.

To receive a distribution, you must be a shareholder on the record date. The record dates for the Fund's distributions will vary. Please keep in mind that if you invest in the Fund shortly before the record date of a distribution, any distribution will lower the value of the Fund's shares by the amount of the distribution, and you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for the Fund's distributions, please call 1-800/DIAL BEN(R).

TAX CONSIDERATIONS In general, the Fund's distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Any capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

[Begin callout]
BACKUP WITHHOLDING
By law, the Fund must withhold 31% of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Fund to do so.
[End callout]

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.

Fund distributions and gains from the sale or exchange of your shares generally will be subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.


[Insert graphic of a dollar bill] FINANCIAL HIGHLIGHTS
                                  --------------------

This table presents the Fund's financial performance for the past five years. This information has been audited by PricewaterhouseCoopers LLP.


CLASS A                                                          YEAR ENDED JUNE 30,
----------------------------------------------------------------------------------------------------
                                                   2000       1999/1/     1998     1997      1996
----------------------------------------------------------- -----------------------------------------

Per share data ($)
Net asset value, beginning of year                 11.67      10.99      10.16      8.26     7.24
                                                -----------------------------------------------------
  Net investment income/2/                           .01        .06        .05       .05       .06
  Net realized and unrealized gains                 5.90       1.25       2.08      2.34      1.48
                                                -----------------------------------------------------
Total from investment operations                    5.91       1.31       2.13      2.39      1.54
                                                ----------------------------------------------------
  Distributions from net investment income          (.01)      (.05)      (.05)     (.06)     (.06)
  Distributions from net realized gains
                                                    (.57)      (.58)     (1.25)     (.43)     (.46)
                                                -----------------------------------------------------
Total distributions                                 (.58)      (.63)     (1.30)     (.49)     (.52)
                                                -----------------------------------------------------
Net asset value, end of year                       17.00      11.67      10.99     10.16      8.26
                                                =====================================================
Total return (%)/3 /                               52.09      13.01      22.43     29.75     22.16

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year ($ x 1,000)            1,165,175    708,607    613,835   462,972   366,602
Ratios to average net assets: (%)
  Expenses                                           .91        .92        .90       .91       .95
  Net investment income                              .06        .57        .48       .61       .72
Portfolio turnover rate (%)                        49.30      45.99      38.00     53.67     59.86

CLASS B
-----------------------------------------------------------------------------------------------------
Per share data ($)
Net asset value, beginning of year                 11.61      10.39
                                                  ---------------------------------------------------
  Net investment loss/2/                            (.10)      (.01)
  Net realized and unrealized gains                 5.84       1.28
                                                  ---------------------------------------------------
Total from investment operations                    5.74       1.27
                                                  ---------------------------------------------------
  Distributions from net investment income             -       (.05)
  Distributions from net realized gains             (.57)         -
                                                  ---------------------------------------------------
Total distributions                                 (.57)      (.05)
                                                  ---------------------------------------------------
Net asset value, end of year                       16.78      11.61
                                                  ===================================================
Total return (%)/3/                                50.90      12.23

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)               15,229      1,276
Ratios to average net assets: (%)
  Expenses                                          1.67       1.56/4/
  Net investment loss                               (.65)      (.32)/4/
Portfolio turnover rate (%)                        49.30      45.99
                                                 ----------------------------------------------------



CLASS C                                                         YEAR ENDED JUNE 30,
-------------------------------------------------------------------------------- --------------------
                                                  2000        1999       1998       1997     1996
-----------------------------------------------------------------------------------------------------

PER SHARE DATA ($)
Net asset value, beginning of year                 11.52      10.91      10.12      8.23      7.24
                                                -----------------------------------------------------
  Net investment income (loss)/2/                   (.10)      (.02)      (.01)     (.02)      .02
  Net realized and unrealized
    gains                                           5.80       1.23       2.05      2.34      1.45
                                                  ---------------------------------------------------
Total from investment operations                    5.70       1.21       2.04      2.32      1.47
                                                  ---------------------------------------------------
  Distributions from net investment income             -       (.02)         -         -      (.02)
  Distributions from net realized gains             (.57)      (.58)     (1.25)     (.43)     (.46)
                                                  ---------------------------------------------------
Total distributions                                 (.57)      (.60)     (1.25)     (.43)     (.48)
                                                  ---------------------------------------------------
Net asset value, end of year                       16.65      11.52      10.91     10.12      8.23
                                                  ---------------------------------------------------
Total return (%)/3/                                50.86      12.11      21.47     28.93     20.94

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)              181,087     87,057     35,717     9,554     4,208
Ratios to average net assets: (%)
  Expenses                                          1.67       1.68       1.69      1.72      1.77
  Net investment loss                               (.69)      (.25)      (.28)     (.22)     (.10)
Portfolio turnover rate (%)                        49.30      45.99      38.00     53.67     59.86


1. For the period January 1, 1999 (effective date) to June 30, 1999 for Class B.
2. Based on average shares outstanding effective year ended June 30, 1999.
3. Total return does not include sales charges, and is not annualized.
4. Annualized.

YOUR ACCOUNT

[Insert graphic of pencil marking an "X"] CHOOSING A SHARE CLASS
                                          ----------------------

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide.


CLASS A                              CLASS B                            CLASS C
--------------------------------------------------------------------------------------------------------
o Initial sales charge of 5.75%   o No initial sales charge           o Initial sales charge of 1%
  or less

o Deferred sales charge of 1%     o Deferred sales charge of 4%       o Deferred sales charge of 1%
  on purchases of $1 million or     on shares you sell within the       on shares you sell within 18
  more sold within 12 months        first year, declining to 1%         months
                                    within six years and eliminated
                                    after that

o Lower annual expenses than      o Higher annual expenses than       o Higher annual expenses than
  Class B or C due to lower         Class A (same as Class C) due       Class A (same as Class B) due
  distribution fees                 to higher distribution fees.        to higher distribution fees. No
                                    Automatic conversion to Class A     conversion to Class A shares,
                                    shares after eight years,           so annual expenses do not
                                    reducing future annual expenses.    decrease.



SALES CHARGES - CLASS A

                                          THE SALES CHARGE     WHICH EQUALS THIS
                                           MAKES UP THIS %          % OF YOUR
WHEN YOU INVEST THIS AMOUNT            OF THE OFFERING PRICE      NET INVESTMENT
-------------------------------------------------------------------------------
Under $50,000                                 5.75                      6.10
$50,000 but under $100,000                    4.50                      4.71
$100,000 but under $250,000                   3.50                      3.63
$250,000 but under $500,000                   2.50                      2.56
$500,000 but under $1 million                 2.00                      2.04


INVESTMENTS OF $1 MILLION OR MORE If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page 18), you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see page 17).

DISTRIBUTION AND SERVICE (12B-1) FEES Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution fees of up to 0.25% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS B

IF YOU SELL YOUR SHARES WITHIN              THIS % IS DEDUCTED FROM
THIS MANY YEARS AFTER BUYING THEM           YOUR PROCEEDS AS A CDSC
-------------------------------------------------------------------------
1 Year                                               4
2 Years                                              4
3 Years                                              3
4 Years                                              3
5 Years                                              2
6 Years                                              1
7 Years                                              0

With Class B shares, there is no initial sales charge. However, there is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page 17). After 8 years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.

MAXIMUM PURCHASE AMOUNT The maximum amount you may invest in Class B shares at one time is $249,999. We place any investment of $250,000 or more in Class A shares, since a reduced initial sales charge is available and Class A's annual expenses are lower.

RETIREMENT PLANS Class B shares are available to certain retirement plans, including IRAs (of any type), Franklin Templeton Bank & Trust 403(b) plans, and Franklin Templeton Bank & Trust qualified plans with participant or earmarked accounts.

DISTRIBUTION AND SERVICE (12B-1) FEES Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 1.00% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C

                                 THE SALES CHARGE
                                  MAKES UP THIS %         WHICH EQUALS THIS
WHEN YOU INVEST THIS AMOUNT    OF THE OFFERING PRICE   % OF YOUR NET INVESTMENT
-------------------------------------------------------------------------------
Under $1 million                      1.00                      1.01

WE PLACE ANY INVESTMENT OF $1 MILLION OR MORE IN CLASS A SHARES, SINCE THERE IS NO INITIAL SALES CHARGE AND CLASS A'S ANNUAL EXPENSES ARE LOWER.

CDSC There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see below).

DISTRIBUTION AND SERVICE (12B-1) FEES Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 1.00% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B & C

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see page 24 for exchange information).

SALES CHARGE REDUCTIONS AND WAIVERS
If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.

QUANTITY DISCOUNTS We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases of Class A shares.

[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments, except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.
[End callout]

o CUMULATIVE QUANTITY DISCOUNT - lets you combine all of your shares in Franklin Templeton funds for purposes of calculating the sales charge. You also may combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21. Certain company and retirement plan accounts also may be included.

o LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.

             TO SIGN UP FOR THESE PROGRAMS, COMPLETE THE APPROPRIATE
                      SECTION OF YOUR ACCOUNT APPLICATION.

REINSTATEMENT PRIVILEGE If you sell shares of a Franklin Templeton fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

If you paid a CDSC when you sold your Class A or C shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply. For Class B shares reinvested in Class A, a new CDSC will not apply, although your account will not be credited with the amount of any CDSC paid when you sold your Class B shares.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

SALES CHARGE WAIVERS Class A shares may be purchased without an initial sales charge or CDSC by various individuals, institutions and retirement plans or by investors who reinvest certain distributions and proceeds within 365 days. Certain investors also may buy Class C shares without an initial sales charge. The CDSC for each class may be waived for certain redemptions and distributions. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. For information about retirement plans, you may call Retirement Services at 1-800/527-2020. A list of available sales charge waivers also may be found in the Statement of Additional Information (SAI).

GROUP INVESTMENT PROGRAM Allows established groups of 11 or more investors to invest as a group. For sales charge purposes, the group's investments are added together. There are certain other requirements and the group must have a purpose other than buying Fund shares at a discount.



[Insert graphic of a paper with lines and someone writing]  BUYING SHARES
-----------------------------------------------------------------------------

MINIMUM INVESTMENTS
-------------------------------------------------------------------------------
                                          INITIAL                ADDITIONAL
-------------------------------------------------------------------------------

Regular accounts                          $1,000                 $50
------------------------------------------------------------------ ------------
Automatic investment plans                $50 ($25 for an        $50 ($25 for an
                                          Education IRA)         Education IRA)
-------------------------------------------------------------------------------
UGMA/UTMA accounts                        $100                   $50
-------------------------------------------------------------------------------
Retirement accounts                       no minimum             no minimum
(other than IRAs, IRA rollovers,
Education IRAs or Roth IRAs)
-------------------------------------------------------------------------------
IRAs, IRA rollovers, Education
IRAs or Roth IRAs                         $250                   $50
-------------------------------------------------------------------------------
Broker-dealer sponsored wrap a
ccount programs                           $250                   $50
-------------------------------------------------------------------------------
Full-time employees, officers,
trustees and directors of Franklin
Templeton entities, and their
immediate family members                  $100                   $50
-------------------------------------------------------------------------------

           PLEASE NOTE THAT YOU MAY ONLY BUY SHARES OF A FUND ELIGIBLE
                     FOR SALE IN YOUR STATE OR JURISDICTION.

ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 23). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic fund transfers to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions.


BUYING SHARES

-----------------------------------------------------------------------------------
                                 OPENING AN ACCOUNT        ADDING TO AN ACCOUNT
-----------------------------------------------------------------------------------
[Insert graphic of              Contact your investment    Contact your investment
hands shaking] THROUGH          representative             representative
YOUR INVESTMENT
REPRESENTATIVE
-----------------------------------------------------------------------------------
[Insert graphic of              If you have another        Before requesting a
phone]                          Franklin Templeton         telephone purchase,
BY PHONE                        fund account with          please make sure we
(Up to $100,000                 your bank account          have your bank
per day)                        information on file,       account information
1-800/632-2301                  you may open a new         on file. If we do not
                                account by phone.          have this information,
                                                           you will need to send
                                To make a same day         written instructions with
                                investment, please         your bank's name and
                                call us by 1:00 p.m.       address, a voided
                                Pacific time or the        check or savings
                                close of the New York      account deposit slip,
                                Stock Exchange,            and a signature
                                whichever is earlier.      guarantee if the bank
                                                           and Fund accounts do
                                                           not have at least one
                                                           common owner.

                                                           To make a same day
                                                           investment, please
                                                           call us by 1:00 p.m.
                                                           Pacific time or the
                                                           close of the New York
                                                           Stock Exchange, whichever
                                                           is earlier.
------------------------------------------------------------------------------------
                                Make your check            Make your check
[Insert graphic of              payable to Franklin        payable to Franklin
envelope]                       Growth and Income Fund.    Growth and Income Fund
BY MAIL                                                    Include your account
                                Mail the check and         number on the check.
                                your signed
                                application to             Fill out the deposit
                                Investor Services.         slip from your
                                                           account statement. If
                                                           you do not have a
                                                           slip, include a note
                                                           with your name, the
                                                           Fund name, and your
                                                           account number.

                                                           Mail the check and
                                                           deposit slip or note
                                                           to Investor Services.
-------------------------------------------------------------------------------------
[Insert graphic of              Call to receive a          Call to receive a
three lightning bolts]          wire control number        wire control number
BY WIRE                         and wire instructions.     and wire instructions.

1-800/632-2301                  Wire the funds and         To make a same day
(or 1-650/312-2000              mail your signed           wire investment,
collect)                        application to             please call us by
                                Investor Services.         1:00 p.m. Pacific
                                Please include the         time and make sure
                                wire control number        your wire arrives by
                                or your new account        3:00 p.m.
                                number on the
                                application.

                                To make a same day
                                wire investment,
                                please call us by
                                1:00 p.m. Pacific
                                time and make sure
                                your wire arrives by
                                3:00 p.m.
----------------------------------------------------------------------------------
[Insert graphic of two          Call Shareholder           Call Shareholder
arrows pointing in              Services at the            Services at the
opposite directions]            number below, or send      number below or our
BY EXCHANGE                     signed written             automated TeleFACTS
                                instructions. The          system, or send
TeleFACTS(R)                    TeleFACTS system           signed written
1-800/247-1753                  cannot be used to          instructions.
(around-the-clock               open a new account.
access)                                                    (Please see page 24
                                (Please see page 24        for information on
                                for information on         exchanges.)
                                exchanges.)
---------------------------------------------------------------------------------

              FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                         CALL TOLL-FREE: 1-800/632-2301
           (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                 SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)


[Insert graphic of person with a headset] INVESTOR SERVICES
                                          -----------------

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include the minimum initial investment of $50 ($25 for an Education IRA) with your application.

AUTOMATIC PAYROLL DEDUCTION You may invest in the Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from the Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

[Begin callout]
For Franklin Templeton Bank & Trust retirement plans, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund.

RETIREMENT PLANS Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to buy, sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the Fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions. In addition, our telephone exchange privilege allows you to exchange shares by phone from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. This type of telephone exchange is available as long as you have telephone exchange privileges on your account.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone purchase, exchange or redemption privileges on your account application.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton funds within the same class*, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.

*Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in that fund will count towards the eight year period for automatic conversion to Class A shares.

Because excessive trading can hurt fund performance, operations and shareholders, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange, or restrict or refuse purchases if (i) the Fund or its manager believes the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund (please see "Market Timers" on page 29).

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.

[Insert graphic of a certificate] SELLING SHARES
                                  --------------

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.

SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o you are selling more than $100,000 worth of shares

o you want your proceeds paid to someone who is not a registered owner

o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 59 1/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.

SELLING SHARES
------------------------------------------------------------------------------
                                    TO SELL SOME OR ALL OF YOUR SHARES
------------------------------------------------------------------------------
[Insert graphic of hands shaking]   Contact your investment  representative
THROUGH YOUR INVESTMENT
REPRESENTATIVE
------------------------------------------------------------------------
[Insert graphic of envelope]        Send written instructions and endorsed
BY MAIL                             share certificates (if you hold share
                                    certificates) to Investor Services.
                                    Corporate, partnership or trust accounts may need to send additional documents.

                                    Specify the Fund, the account number and the dollar value or number of shares you wish to sell. If you own both Class A and B shares, also specify the class of shares, otherwise we will sell your Class A shares first. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                                    A check will be mailed to the name(s) and
                                    address on the account, or otherwise
                                    according to your written instructions.
-------------------------------------------------------------------------
[Insert graphic of phone]           As long as your transaction is for $100,000
BY PHONE                            or less, you do not hold share certificates
                                    and you have not changed your address by
1-800/632-2301                      phone within the last 15 days, you can sell
                                    your shares by phone.

                                    A check will be mailed to the name(s) and
                                    address on the account. Written
                                    instructions, with a signature guarantee,
                                    are required to send the check to another
                                    address or to make it payable to another
                                    person.
-------------------------------------------------------------------------------
[Insert graphic of three            You can call or write to have redemption
lightning bolts]                    proceeds sent to a bank account. See the
BY ELECTRONIC FUNDS TRANSFER        policies above for selling shares by mail
(ACH)                               or phone.

                                    Before requesting to have redemption
                                    proceeds sent to a bank account, please
                                    make sure we have your bank account
                                    information on file. If we do not have this information, you will need to send written instructions with your bank's name and address, a voided check or savings account deposit slip, and a signature guarantee if the bank and Fund accounts do not have at least one common owner.

                                    If we receive your request in proper form
                                    by 1:00 p.m. Pacific time, proceeds sent by
                                    ACH generally will be available withing two
                                    to three business days.
-------------------------------------------------------------------------------
[Insert graphic of two arrows       Obtain a current prospectus for the fund
pointing in opposite directions]    you are considering.
BY EXCHANGE
                                    Call Shareholder Services at the number
TeleFACTS(R)                        below or our automated TeleFACTS system, or
1-800/247-1753                      send signed written instructions. See the
(around-the-clock access)           policies above for selling shares by mail
                                    or phone.

                                    If you hold share certificates, you will
                                    need to return them to the Fund before your
                                    exchange can be processed.
---------------------------------------------------------------------------

              FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                         CALL TOLL-FREE: 1-800/632-2301
           (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                 SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)


[Insert graphic of paper and pen] ACCOUNT POLICIES
                                  ----------------

CALCULATING SHARE PRICE The Fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). Each class's NAV is calculated by dividing its net assets by the number of its shares outstanding.

[Begin callout]
When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).
[End callout]

The Fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS AND REPORTS You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement). You also will receive the Fund's financial reports every six months. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

If there is a dealer or other investment representative of record on your account, he or she also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

MARKET TIMERS The Fund may restrict or refuse purchases or exchanges by Market Timers. You may be considered a Market Timer if you have (i) requested an exchange out of any of the Franklin Templeton funds within two weeks of an earlier exchange request out of any fund, or (ii) exchanged shares out of any of the Franklin Templeton funds more than twice within a rolling 90 day period, or
(iii) otherwise seem to follow a market timing pattern that may adversely affect the Fund. Accounts under common ownership or control with an account that is covered by (i), (ii), or (iii) are also subject to these limits.

Anyone, including the shareholder or the shareholder's agent, who is considered to be a Market Timer by the Fund, its manager or shareholder services agent, will be issued a written notice of their status and the Fund's policies. Identified Market Timers will be required to register with the market timing desk of Franklin Templeton Investor Services, Inc., and to place all purchase and exchange trade requests through the desk. Some funds do not allow investments by Market Timers.

ADDITIONAL POLICIES Please note that the Fund maintains additional policies and reserves certain rights, including:

o The Fund may restrict or refuse any order to buy shares, including any purchase under the exchange privilege.

o At any time, the Fund may change its investment minimums or waive or lower its minimums for certain purchases.

o The Fund may modify or discontinue the exchange privilege on 60 days' notice.

o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

o For redemptions over a certain amount, the Fund reserves the right, in the case of an emergency, to make payments in securities or other assets of the Fund, if the payment of cash proceeds by check, wire or electronic funds transfer would be harmful to existing shareholders.

o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

DEALER COMPENSATION Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.

                                     CLASS A           CLASS B          CLASS C
-------------------------------------------------------------------------------
COMMISSION (%)                            --             4.00           2.00
Investment under $50,000                5.00                -              -
$50,000 but under $100,000              3.75                -              -
$100,000 but under $250,000             2.80                -              -
$250,000 but under $500,000             2.00                -              -
$500,000 but under $1 million           1.60                -              -
$1 million or more                up to 1.00/1/             -              -
12B-1 FEE TO DEALER                     0.25             0.25/2/        1.00/3/

A dealer commission of up to 1% may be paid on Class A NAV purchases by certain retirement plans/1/ and on Class C NAV purchases. A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.

MARKET TIMERS. Please note that for Class A NAV purchases by market timers, including purchases of $1 million or more, dealers are not eligible to receive the dealer commission. Dealers, however, may be eligible to receive the 12b-1 fee from the date of purchase.


1. During the first year after purchase, dealers may not be eligible to receive the 12b-1 fee.

2. Dealers may be eligible to receive up to 0.25% from the date of purchase. After 8 years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.

3. Dealers may be eligible to receive up to 0.25% during the first year after purchase and may be eligible to receive the full 12b-1 fee starting in the 13th month.

[Insert graphic of question mark] QUESTIONS
                                  ---------

If you have any questions about the Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.


                                                          HOURS (PACIFIC TIME,
DEPARTMENT NAME                  TELEPHONE NUMBER        MONDAY THROUGH FRIDAY)
-------------------------------------------------------------------------------------------

Shareholder Services             1-800/632-2301         5:30 a.m. to 5:00 p.m.
                                                        6:30 a.m. to 2:30 p.m. (Saturday)

Fund Information                 1-800/DIAL BEN         5:30 a.m. to 5:00 p.m.
                                (1-800/342-5236)        6:30 a.m. to 2:30 p.m. (Saturday)

Retirement Services              1-800/527-2020         5:30 a.m. to 5:00 p.m.
Advisor Services                 1-800/524-4040         5:30 a.m. to 5:00 p.m.
Institutional Services           1-800/321-8563         6:00 a.m. to 5:00 p.m.


TDD (hearing impaired)           1-800/851-0637         5:30 a.m. to 5:00 p.m.
TeleFACTS(R)(automated)          1-800/247-1753         (around-the-clock access)





FOR MORE INFORMATION

You can learn more about the Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies, financial statements, detailed performance information, portfolio holdings and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below.

FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637

franklintempleton.com

You also can obtain information about the Fund by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov.

Investment Company Act file #811-334                             134 P 11/00








o 134 A20-1
                       SUPPLEMENT DATED AUGUST 10, 2000
                            TO THE ANNUAL REPORT OF
                             FRANKLIN EQUITY FUND
                              dated June 30, 2000

The annual report is amended as follows:

  o  The name of the Fund has changed to Franklin Growth and Income Fund.

                          Please keep this supplement
                             for future reference








SHAREHOLDER LETTER

-------------------------------------------------------------------------------
Your Fund's Goal: Franklin Equity Fund seeks capital appreciation and secondarily, current income, by investing primarily in common stocks or securities convertible into common stock.
-------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to bring you this annual report of Franklin Equity Fund, which covers the fiscal year ended June 30, 2000. During this period, the U.S. economy grew at a brisk pace with low unemployment and minimal inflation. However, concerned that an extremely tight labor market might lead to inflation, the U.S. Federal Reserve Board (the Fed) raised short-term interest rates six times during the reporting period. U.S. equity markets rose significantly, reaching record-breaking highs until April 2000, when the Dow Jones(R) Industrial Average, the S&P 500(R) and the Nasdaq(R) suffered severe declines.(1) The Nasdaq was particularly hard hit, and by the end of the period, there were signs that the Fed may have achieved its goal of slowing down economic growth, and many of these stocks rebounded. Within this environment,


CONTENTS


Shareholder Letter .................    1

Performance Summary ................    6

Financial Highlights &
Statement of Investments ...........   10

Financial Statements ...............   19

Notes to
Financial Statements ...............   22

Independent
Auditors' Report ...................   25

Tax Designation ....................   26


[FUND CATEGORY PYRAMID]


(1). The Dow Jones Industrial Average is price-weighted based on the average market price of 30 blue chip (NYSE) stocks. The Standard & Poor's (S&P) 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the index proportionate to its market value. The Nasdaq Composite index measures all Nasdaq domestic and non-U.S. based common stocks listed on the Nasdaq Stock Market(R). The index is market-value weighted and includes over 5,000 companies (as of 6/30/00).

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 14.

PORTFOLIO BREAKDOWN
Based on Total Net Assets
6/30/00

Electronic Technology                  33.4%

Technology Services                    11.6%

Health Technology                       8.5%

Finance                                 7.1%

Telecommunications                      6.6%

Energy Minerals                         3.0%

Transportation                          2.9%

Consumer Non-Durables                   2.9%

Utilities                               2.8%

Consumer Services                       2.4%

Process Industries                      2.3%

Other Services                          9.6%

Short Term Investments
& Other Net Assets                      6.9%

Franklin Equity Fund - Class A delivered a +52.09% cumulative total return as shown in the Performance Summary on page 6. The Russell(R) 1000 Index, the Fund's benchmark, provided a return of 9.25% for the same time.(2)

During the 12 months under review, we focused on companies with strong growth trends, market-leading technologies, high barriers to entry and a keen eye on their profit model. Because of our emphasis on profitable business models, we escaped many of the pitfalls experienced by some technology investors in the first half of 2000.

The Fund's strongest performing areas were the technology and biotech sectors, along with energy, transportation and telecommunications. In fact, the most significant reason for our market-beating returns was our overweighting of the technology sector, relative to the Russell 1000 Index. For example, we benefited from the strong performance of Cisco Systems, the nation's leading telecommunications switch and router manufacturer. Our largest holding, JDS Uniphase, a leading fiber-optic component manufacturer, also contributed to the Fund's solid performance. Intel and Applied Micro Circuits provided particularly outstanding returns, as well.

(2). Source: Standard & Poor's Micropal. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 89% of the total market capitalization of the Russell 3000 Index. The index is unmanaged and includes reinvested returns; one cannot invest directly in an index.

Of course, as might be expected, not every sector performed well. Downward earnings expectations negatively impacted consumer non-durables companies; rising interest rates hurt financial service firms; and uncertainties about potential government legislation, which would give prescription drug benefits to Medicare recipients, adversely affected pharmaceutical stocks. Taking advantage of lower stock prices in these sectors, we initiated a position in Warner Lambert/Pfizer, a market leader possessing what we believed to be attractive growth prospects. We also initiated positions in retailers, Wal-Mart Stores and The Gap.

Looking forward, we will continue to focus on leading companies in sectors with strong growth trends. Believing that the technology revolution is still in its infancy, we expect to maintain our overweighted position in this sector. We are also optimistic about growth opportunities for the biotech and pharmaceutical industries, as well as freight forwarders, who stand to benefit from expanding global commerce. Although investor concerns about rising interest rates may lead to severe volatility in the equity markets, we hope to use this to our advantage, as we search for great companies with strong growth prospects at attractive valuations.


TOP 10 HOLDINGS
6/30/00
COMPANY                                                              % OF TOTAL
SECTOR                                                               NET ASSETS
-------------------------------------------------------------------------------
JDS Uniphase Corp.                                                      3.5%
Electronic Technology

Cisco Systems Inc.                                                      3.5%
Electronic Technology

Intel Corp.                                                             2.2%
Electronic Technology

Enron Corp.                                                             2.1%
Utilities

VERITAS Software Corp.                                                  2.1%
Technology Services

Nokia Corp., ADR                                                        2.0%
Electronic Technology

Oracle Corp.                                                            1.8%
Technology Services

Genentech Inc.                                                          1.8%
Health Technology

Applied Materials Inc.                                                  1.6%
Electronic Technology

Linear Technology Corp.                                                 1.6%
Electronic Technology

We think it is wise to maintain a healthy respect for the past history of the U.S. economy's business cycles, and for realistic limits to uninterrupted growth of America's fastest growing companies. Last year's strong portfolio gains reflect an extended period of unusually high earnings growth and returns on capital of leading technology companies. Our allocation at period's end of almost 50% of the Fund's assets to technology stocks presented both risks and rewards to the Fund. Overweighting this, or any, sector means that its good or disappointing performance will have a significant impact on the Fund. The volatility in the market that we have seen in March and April may be a precursor of a return to traditional price/earnings and book value analysis -- or it may be a temporary bump in the road. However, one thing is clear. We cannot expect the valuations and performance of these stocks to continue in this manner indefinitely. We will try our hardest to deliver positive performance every year -- but no one should expect that to be the case for this, or any mutual fund.


Sincerely,

/s/ Serena Perin Vinton
------------------------
Serena Perin Vinton, CFA
Portfolio Manager
Franklin Equity Fund


This discussion reflects our views, opinions and portfolio holdings as of June 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.

ONE-YEAR PERFORMANCE SUMMARY
AS OF 6/30/00

One-year total return does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
One-Year Total Return                +52.09%
Net Asset Value (NAV)                $17.01 (6/30/00)          $11.67 (6/30/99)
Change in NAV                        +$5.34
Distributions (7/1/99-6/30/00)       Dividend Income           $0.0048
                                     Long-Term Capital Gain    $0.5642
                                     -------------------------------------------
                                     Total                     $0.5690

CLASS B
One-Year Total Return                +50.90%
Net Asset Value (NAV)                $16.79 (6/30/00)          $11.61 (6/30/99)
Change in NAV                        +$5.18
Distributions (7/1/99-6/30/00)       Long-Term Capital Gain    $0.5642

CLASS C
One-Year Total Return                +50.86%
Net Asset Value (NAV)                $16.65 (6/30/00)          $11.52 (6/30/99)
Change in NAV                        +$5.13
Distributions (7/1/99-6/30/00)       Long-Term Capital Gain    $0.5642

ADVISOR CLASS
One-Year Total Return                +52.52%
Net Asset Value (NAV)                $17.05 (6/30/00)          $11.68 (6/30/99)
Change in NAV                        +$5.37
Distributions (7/1/99-6/30/00)       Dividend Income           $0.0232
                                     Long-Term Capital Gain    $0.5642
                                     -------------------------------------------
                                     Total                     $0.5874

Franklin Equity Fund paid distributions derived from long-term capital gains of
56.42 cents ($0.5642) per share in December 1999. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


                        Past performance does not guarantee future results.

ADDITIONAL PERFORMANCE
AS OF 6/30/00

                                                                                              INCEPTION
CLASS A                                  1-YEAR           5-YEAR            10-YEAR            (1/1/33)
--------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)               +52.09%         +233.54%          +402.72%          +191,769.78%
Average Annual Total Return(2)           +43.37%          +25.75%           +16.83%               +11.75%
Value of $10,000 Investment(3)          $14,337          $31,443           $47,365           $18,046,128

                                                                                               INCEPTION
CLASS B                                                               1-YEAR                    (1/1/99)
--------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                                            +50.90%                   +69.35%
Average Annual Total Return(2)                                        +46.90%                   +39.96%
Value of $10,000 Investment(3)                                        $14,690                   $16,535

                                                                                                 INCEPTION
CLASS C                                                                1-YEAR        5-YEAR      (5/1/95)
----------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                                            +50.86%       +220.32%     +251.00%
Average Annual Total Return(2)                                        +48.32%        +25.97%      +27.25%
Value of $10,000 Investment(3)                                        $14,832       $31,726      $34,734

                                                                                      INCEPTION
ADVISOR CLASS(4)                   1-YEAR           5-YEAR            10-YEAR         (1/1/33)
------------------------------------------------------------------------------------------------
Cumulative Total Return(1)         +52.52%         +240.15%          +412.68%       +195,569.27%
Average Annual Total Return(2)     +52.52%          +27.74%           +17.76%            +11.88%
Value of $10,000 Investment(3)     $15,252          $34,015           $51,268        $19,566,927


(1). Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2). Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3). These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

(4). Effective 1/1/97, the Fund began offering Advisor Class shares, which do not have sales charges or Rule 12b-1 plans. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/1/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, an actual Advisor Class figure is used reflecting a deduction of all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +150.83% and +30.09%, respectively.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.


Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged indexes differ from the Fund in composition, do not pay management fees or expenses and include reinvested dividends. One cannot invest directly in an index.


AVERAGE ANNUAL TOTAL RETURN
6/30/00

CLASS A
-------------------------------------------------------------------------------
1-Year                                                          +43.37%
5-Year                                                          +25.75%
10-Year                                                         +16.83%
Since Inception (1/1/33)                                        +11.75%


                     [CLASS A (7/1/90-6/30/00) LINE GRAPH]


AVERAGE ANNUAL TOTAL RETURN
6/30/00

CLASS B
-------------------------------------------------------------------------------
1-Year                                                          +46.90%
Since Inception (1/1/99)                                        +39.96%


                     [CLASS B (1/1/99-6/30/00) LINE GRAPH]


               Past performance does not guarantee future results.


AVERAGE ANNUAL TOTAL RETURN
6/30/00

CLASS C
-------------------------------------------------------------------------------
1-Year                                                          +48.32%
5-Year                                                          +25.97%
Since Inception (5/1/95)                                        +27.25%


                              [CLASS C LINE GRAPH]


AVERAGE ANNUAL TOTAL RETURN
6/30/00

ADVISOR CLASS(**)
-------------------------------------------------------------------------------
1-Year                                                          +52.52%
5-Year                                                          +27.74%
10-Year                                                         +17.76%
Since Inception (1/1/33)                                        +11.88%


                           [ADVISOR CLASS LINE GRAPH]


(*)  Source: Standard and Poor's Micropal.

(**) Effective 1/1/97, the Fund began offering Advisor Class shares, which do not have sales charges or Rule 12b-1 plans. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/1/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, an actual Advisor Class figure is used reflecting a deduction of all charges and fees applicable to that class.


Past performance does not guarantee future results.


FRANKLIN EQUITY FUND
Financial Highlights

                                                                                      CLASS A
                                                        --------------------------------------------------------------
                                                                                 YEAR ENDED JUNE 30,
                                                        --------------------------------------------------------------
                                                               2000         1999        1998        1997         1996
                                                        --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............            $11.67      $10.99      $10.16      $ 8.26        $7.24
                                                        --------------------------------------------------------------
Income from investment operations:
 Net investment income(b) ........................               .01         .06         .05         .05          .06
 Net realized and unrealized gains ...............              5.90        1.25        2.08        2.34         1.48
                                                        --------------------------------------------------------------
Total from investment operations .................              5.91        1.31        2.13        2.39         1.54
Less distributions from:
                                                        --------------------------------------------------------------
 Net investment income ...........................              (.01)       (.05)       (.05)       (.06)        (.06)
 Net realized gains ..............................              (.57)       (.58)      (1.25)       (.43)        (.46)
                                                        --------------------------------------------------------------
Total distributions ..............................              (.58)       (.63)      (1.30)       (.49)        (.52)
                                                        --------------------------------------------------------------
Net asset value, end of year .....................            $17.00      $11.67      $10.99      $10.16        $8.26
                                                        ==============================================================

Total return(a) ..................................             52.09%      13.01%      22.43%      29.75%       22.16%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................        $1,165,175    $708,607    $613,835    $462,972     $366,602
Ratios to average net assets:
 Expenses ........................................               .91%      .92%         .90%         .91%         .95%
 Net investment income ...........................               .06%      .57%         .48%         .61%         .72%
Portfolio turnover rate ..........................             49.30%    45.99%       38.00%       53.67%       59.86%


(a) Total return does not reflect sales commissions or contingent deferred sales charge, and is not annualized for periods less than one year.
(b) Based on average shares outstanding effective year ended June 30, 1999.


FRANKLIN EQUITY FUND
Financial Highlights (continued)


                                                                                              CLASS B
                                                                                  ----------------------------
                                                                                         YEAR ENDED JUNE 30,
                                                                                  ----------------------------
                                                                                       2000           1999(d)
                                                                                  ----------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........................................         $11.61         $10.39
                                                                                  ----------------------------
Income from investment operations:
 Net investment loss(b) .....................................................           (.10)          (.01)
 Net realized and unrealized gains ..........................................           5.84           1.28
                                                                                  ----------------------------
Total from investment operations ............................................           5.74           1.27
                                                                                  ----------------------------

Less distributions from:
 Net investment income ......................................................             --           (.05)
 Net realized gains .........................................................           (.57)            --
                                                                                  ----------------------------
Total distributions .........................................................           (.57)          (.05)
                                                                                  ----------------------------
Net asset value, end of year ................................................         $16.78         $11.61
                                                                                  ============================

Total return(a) .............................................................          50.90%         12.23%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............................................        $15,229         $1,276
Ratios to average net assets:
 Expenses ...................................................................           1.67%          1.56%(c)
 Net investment loss ........................................................           (.65%)         (.32%)(c)
Portfolio turnover rate .....................................................          49.30%         45.99%


(a) Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
(b)  Based on average shares outstanding.
(c)  Annualized
(d)  For the period January 1, 1999 (effective date) to June 30, 1999.



FRANKLIN EQUITY FUND
Financial Highlights (continued)


                                                                                        CLASS C
                                                    -----------------------------------------------------------------------------
                                                                                    YEAR ENDED JUNE 30,
                                                    -----------------------------------------------------------------------------
                                                         2000             1999             1998             1997            1996
                                                    -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............    $   11.52         $  10.91         $  10.12         $   8.23         $  7.24
                                                    -----------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)(b)................         (.10)            (.02)            (.01)            (.02)            .02
 Net realized and unrealized gains .............         5.80             1.23             2.05             2.34            1.45
                                                    -----------------------------------------------------------------------------
Total from investment operations ...............         5.70             1.21             2.04             2.32            1.47
                                                    -----------------------------------------------------------------------------
Less distributions from:
 Net investment income .........................           --             (.02)              --               --            (.02)
 Net realized gains ............................         (.57)            (.58)           (1.25)            (.43)           (.46)
                                                    -----------------------------------------------------------------------------
Total distributions ............................         (.57)            (.60)           (1.25)            (.43)           (.48)
                                                    -----------------------------------------------------------------------------
Net asset value, end of year ...................    $   16.65         $  11.52         $  10.91         $  10.12         $  8.23
                                                    =============================================================================

Total return(a).................................        50.86%           12.11%           21.47%           28.93%          20.94%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ................    $ 181,087         $ 87,057         $ 35,717         $  9,554         $ 4,208
Ratios to average net assets:
 Expenses ......................................         1.67%            1.68%            1.69%            1.72%           1.77%
 Net investment loss ...........................         (.69%)           (.25%)           (.28%)           (.22%)          (.10%)
Portfolio turnover rate ........................        49.30%           45.99%           38.00%           53.67%          59.86%


(a) Total return does not reflect sales commissions or contingent deferred sales charge, and is not annualized for periods less than one year.
(b) Based on average shares outstanding effective year ended June 30,1999.


FRANKLIN EQUITY FUND
Financial Highlights (continued)


                                                                                  ADVISOR CLASS
                                                    ---------------------------------------------------------------------
                                                                               YEAR ENDED JUNE 30,
                                                    ---------------------------------------------------------------------
                                                          2000               1999               1998              1997(d)
                                                    ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............    $    11.68         $    11.00         $    10.17         $     8.62
                                                    ---------------------------------------------------------------------
Income from investment operations:
 Net investment income(b) ......................           .04                .08                .07                .03
 Net realized and unrealized gains .............          5.91               1.25               2.08               1.56
                                                    ---------------------------------------------------------------------
Total from investment operations ...............          5.95               1.33               2.15               1.59
                                                    ---------------------------------------------------------------------
Less distributions from:
 Net investment income .........................          (.02)              (.07)              (.07)              (.04)
 Net realized gains ............................          (.57)              (.58)             (1.25)                --
                                                    ---------------------------------------------------------------------
Total distributions ............................          (.59)              (.65)             (1.32)              (.04)
                                                    ---------------------------------------------------------------------
Net asset value, end of year ...................    $    17.04         $    11.68         $    11.00         $    10.17
                                                    =====================================================================
Total return(a) ................................         52.52%             13.22%             22.61%             18.47%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ................    $   12,603         $    7,327         $   16,911         $    6,890
Ratios to average net assets:
 Expenses ......................................           .67%               .70%               .69%               .72%(c)
 Net investment income .........................           .30%               .80%               .71%               .79%(c)
Portfolio turnover rate ........................         49.30%             45.99%             38.00%             53.67%


(a) Total return is not annualized for periods less than one year.
(b) Based on average shares outstanding effective year ended June 30, 1999.
(c) Annualized
(d) For the period January 2, 1997 (effective date) to June 30, 1997.


                     See notes to financial statements.


FRANKLIN EQUITY FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2000

                                                                      COUNTRY       SHARES          VALUE
----------------------------------------------------------------------------------------------------------
    COMMON STOCKS 90.6%
(a) COMMERCIAL SERVICES 1.4%
    Concord EFS Inc. ..........................................    United States    500,000    $  13,000,000
    Robert Half International Inc. ............................    United States    200,000        5,700,000
                                                                                               -------------
                                                                                                  18,700,000
                                                                                               -------------

(a) CONSUMER DURABLES .8%
    Electronic Arts Inc. ......................................    United States    150,000       10,940,625
                                                                                               -------------

    CONSUMER NON-DURABLES 2.9%
    Gillette Co. ..............................................    United States    130,000        4,541,875
    PepsiCo Inc. ..............................................    United States    150,000        6,665,625
    Philip Morris Cos. Inc. ...................................    United States    600,000       15,937,500
    Procter & Gamble Co. ......................................    United States     80,000        4,580,000
    Wm. Wrigley Jr. Co. .......................................    United States    110,000        8,820,625
                                                                                               -------------
                                                                                                  40,545,625
                                                                                               -------------
    CONSUMER SERVICES 2.4%
(a) Clear Channel Communications Inc. .........................    United States    115,000        8,625,000
(a) Entercom Communications Corp. .............................    United States     95,200        4,641,000
(a) Fox Entertainment Group Inc., A ...........................    United States    300,000        9,112,500
(a) SFX Entertainment Inc. ....................................    United States    125,000        5,664,063
    Time Warner Inc. ..........................................    United States     60,000        4,560,000
                                                                                               -------------
                                                                                                  32,602,563
                                                                                               -------------
    ELECTRONIC TECHNOLOGY 32.9%
(a) Agilent Technologies Inc. .................................    United States    100,900        7,441,375
(a) Altera Corp. ..............................................    United States    150,000       15,290,625
(a) Applied Materials Inc. ....................................    United States    250,000       22,656,250
(a) Applied Micro Circuits Corp. ..............................    United States    120,000       11,850,000
(a) Broadcom Corp., A .........................................    United States     40,000        8,757,500
(a) Celestica Inc. ............................................       Canada        240,500       11,934,813
(a) CIENA Corp. ...............................................    United States     90,000       15,001,875
(a) Cisco Systems Inc. ........................................    United States    750,000       47,671,875
(a) Cobalt Networks Inc. ......................................    United States     98,600        5,706,475
(a) Comverse Technology Inc. ..................................    United States    150,000       13,950,000
    Corning Inc. ..............................................    United States     61,100       16,489,363
(a) EMC Corp. .................................................    United States    280,000       21,542,500
(a) Infineon Technologies AG, ADR .............................       Germany       102,700        8,138,975
    Intel Corp. ...............................................    United States    225,000       30,079,688
    International Business Machines Corp. .....................    United States     60,000        6,573,750
(a) Intersil Holding Corp. ....................................    United States    106,200        5,741,438
(a) JDS Uniphase Corp. ........................................    United States    400,000       47,950,000
(a) Juniper Networks Inc. .....................................    United States    140,000       20,378,750
    Linear Technology Corp. ...................................    United States    350,000       22,378,125
    Motorola Inc. .............................................    United States    375,000       10,898,438
    Nokia Corp., ADR ..........................................       Finland       560,000       27,965,000
    Nortel Networks Corp. .....................................       Canada        280,000       19,110,000
(a) Redback Networks Inc. .....................................    United States     30,000        5,340,000


FRANKLIN EQUITY FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2000 (CONT.)

                                                                      COUNTRY       SHARES          VALUE
------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (cont.)
    ELECTRONIC TECHNOLOGY (CONT.)
(a) SDL Inc. ..................................................    United States     30,000    $   8,555,625
(a) Stratos Lightwave Inc. ....................................    United States     30,600          852,975
(a) Taiwan Semiconductor Manufacturing Co, Ltd., ADR ..........       Taiwan        197,600        7,669,350
    Tektronix Inc. ............................................    United States    294,400       21,785,600
(a) Tellabs Inc. ..............................................    United States    150,000       10,265,625
                                                                                               -------------
                                                                                                 451,975,990
                                                                                               -------------
    ENERGY MINERALS 3.0%
    Devon Energy Corp. ........................................    United States    250,000       14,046,875
    Exxon Mobil Corp. .........................................    United States    132,015       10,363,178
    Texaco Inc. ...............................................    United States    100,000        5,325,000
    Union Pacific Resources Group Inc. ........................    United States    533,400       11,734,800
                                                                                               -------------
                                                                                                  41,469,853
                                                                                               -------------
    FINANCE 7.1%
    American Express Co. ......................................    United States    210,000       10,946,250
    American International Group Inc. .........................    United States    150,000       17,625,000
    Capital One Financial Corp. ...............................    United States    350,000       15,618,750
    Citigroup Inc. ............................................    United States    280,000       16,870,000
    Federated Investors Inc., B ...............................    United States    375,000       13,148,438
    Fifth Third Bancorp .......................................    United States    100,000        6,325,000
    Fleet Boston Financial Corp. ..............................    United States    177,660        6,040,440
    Morgan Stanley Dean Witter & Co. ..........................    United States     43,288        3,603,726
    Providian Financial Corp. .................................    United States     80,000        7,200,000
                                                                                               -------------
                                                                                                  97,377,604
                                                                                               -------------
    HEALTH SERVICES .3%
    Cardinal Health Inc. ......................................    United States     50,000        3,700,000
                                                                                               -------------
    HEALTH TECHNOLOGY 8.5%
    Abbott Laboratories .......................................    United States    250,000       11,140,625
(a) Amgen Inc. ................................................    United States    250,000       17,562,500
    Baxter International Inc. .................................    United States    230,000       16,171,875
    Bristol-Myers Squibb Co. ..................................    United States    140,000        8,155,000
(a) Genentech Inc. ............................................    United States    140,000       24,080,000
(a) Packard BioScience Co. ....................................    United States    199,100        3,384,700
    Pfizer Inc. ...............................................    United States    412,500       19,800,000
    Roche Holding AG ..........................................     Switzerland         700        6,835,988
    Schering-Plough Corp. .....................................    United States    200,000       10,100,000
                                                                                               -------------
                                                                                                 117,230,688
                                                                                               -------------
(a) INDUSTRIAL SERVICES 1.2%
    AES Corp. .................................................    United States    350,000       15,968,750
                                                                                               -------------
    NON-ENERGY MINERALS .6%
    De Beers Consolidated Mines AG, ADR .......................    South Africa     325,000        7,901,563
                                                                                               -------------
    PROCESS INDUSTRIES 2.3%
    Cambrex Corp. .............................................    United States    180,000        8,100,000
    Ecolab Inc. ...............................................    United States    200,000        7,812,500


FRANKLIN EQUITY FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2000 (CONT.)

                                                                      COUNTRY       SHARES          VALUE
--------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (cont.)
     PROCESS INDUSTRIES (CONT.)
     General Electric Co. ......................................    United States    225,000    $   11,925,000
(a)  Packaging Corp. of America ................................    United States    403,600         4,086,450
                                                                                                --------------
                                                                                                    31,923,950
                                                                                                --------------
     PRODUCER MANUFACTURING 1.8%
     Avery Dennison Corp. ......................................    United States     85,000        5,705,625
     Honeywell International Inc. ..............................    United States    220,000        7,411,250
     Tyco International Ltd. ...................................       Bermuda       250,000       11,843,750
                                                                                                --------------
                                                                                                   24,960,625
                                                                                                --------------
     REAL ESTATE 1.0%
     Equity Office Properties Trust ............................    United States    300,000        8,268,750
     MeriStar Hospital Corp. ...................................    United States    250,000        5,250,000
                                                                                                --------------
                                                                                                   13,518,750
                                                                                                --------------
     RETAIL TRADE 1.7%
     GAP Inc. ..................................................    United States    275,000        8,593,750
     Target Corp. ..............................................    United States    100,000        5,800,000
     Wal-Mart Stores Inc. ......................................    United States    150,000        8,643,750
                                                                                                --------------
                                                                                                   23,037,500
                                                                                                --------------
     TECHNOLOGY SERVICES 10.7%
(a)  Art Technology Group Inc. .................................    United States     75,000        7,570,313
(a)  Brio Technology Inc. ......................................    United States    300,000        6,356,250
     Electronic Data Systems Corp. .............................    United States    100,000        4,125,000
(a)  Equant NV, N.Y. shs. ......................................     Netherlands     125,000        5,375,000
(a)  i2 Technologies Inc. ......................................    United States    175,000       18,246,484
(a)  InfoSpace Inc. ............................................    United States     80,000        4,420,000
(a)  Microsoft Corp. ...........................................    United States     50,000        4,000,000
(a)  Oracle Corp. ..............................................    United States    300,000       25,218,750
(a)  Sapient Corp. .............................................    United States    130,000       13,901,875
(a)  Siebel Systems Inc. .......................................    United States    100,000       16,356,250
(a,c)Storagenetworks Inc. ......................................    United States     84,100        7,590,025
(a)  VERITAS Software Corp. ....................................    United States    255,000       28,818,984
(a)  Vignette Corp. ............................................    United States    100,000        5,201,563
                                                                                                --------------
                                                                                                  147,180,494
                                                                                                --------------
     TELECOMMUNICATIONS 6.3%
(a)  Allegiance Telecom Inc. ...................................    United States     75,000        4,800,000
     AT&T Corp .................................................    United States     44,774        1,415,973
     GTE Corp. .................................................    United States    125,000        7,781,250
(a)  KPNQwest NV ...............................................     Netherlands      75,000        2,971,875
(a)  NEXTLINK Communications Inc., A ...........................    United States    200,000        7,587,500
(a)  Qwest Communications International Inc. ...................    United States    250,000       12,421,875
     Sprint Corp. (FON Group) ..................................    United States    250,000       12,750,000
(a)  Time Warner Telecom Inc., A ...............................    United States    100,000        6,437,500
     Verizon Communications ....................................    United States     60,000        3,048,750


FRANKLIN EQUITY FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2000 (CONT.)

                                                                      COUNTRY       SHARES          VALUE
--------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (cont.)
     TELECOMMUNICATIONS (CONT.)
     Vodafone AirTouch PLC, ADR ..............................     United Kingdom    285,000    $   11,809,688
(a)  VoiceStream Wireless Corp. ..............................      United States    130,000        15,118,594
                                                                                                --------------
                                                                                                    86,143,005
                                                                                                --------------
     TRANSPORTATION 2.9%
     C.H. Robinson Worldwide Inc. ............................      United States    250,000        12,375,000
     Expeditors International of Washington Inc. .............      United States    350,000        16,625,000
     Southwest Airlines Co. ..................................      United States    455,625         8,628,398
     United Parcel Service Inc., B ...........................      United States     50,000         2,950,000
                                                                                                --------------
                                                                                                    40,578,398
                                                                                                --------------
     UTILITIES 2.8%
     Enron Corp. .............................................      United States    450,000        29,025,000
     Montana Power Co. .......................................      United States    275,000         9,710,932
                                                                                                --------------
                                                                                                    38,735,932
                                                                                                --------------
     TOTAL COMMON STOCKS (COST $651,597,462) .................                                   1,244,491,915
                                                                                                --------------

                                                                                     PRINCIPAL
                                                                                       AMOUNT
                                                                                       ------
     CONVERTIBLE BONDS 2.5%
     COMMERCIAL SERVICES .8%
     Omnicom Group Inc., cvt. sub. deb., 4.25%, 1/03/07 ......      United States   $ 2,000,000        5,652,500
     Omnicom Group Inc., cvt. sub. deb, 144A, 4.25%, 1/03/07 .      United States     2,000,000        5,652,500
                                                                                                      ----------
                                                                                                      11,305,000
                                                                                                      ----------
     ELECTRONIC TECHNOLOGY .5%
     Redback Networks Inc., cvt., 144A, 5.00%, 4/01/07 .......      United States     5,500,000        6,321,590
                                                                                                      ----------
     TECHNOLOGY SERVICES .9%
     BEA Systems Inc., cvt., 144A, 4.00%, 12/15/06 ...........      United States     8,000,000       12,470,000
                                                                                                      ----------
     TELECOMMUNICATIONS .3%
     Level 3 Communications Inc., cvt., 6.00%, 3/15/10 .......      United States     5,000,000        4,600,500
                                                                                                      ----------
     TOTAL CONVERTIBLE BONDS (COST $22,089,023)                                                       34,697,090
                                                                                                      ----------


FRANKLIN EQUITY FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2000 (CONT.)

                                                                                PRINCIPAL
                                                            COUNTRY              AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------
(b) REPURCHASE AGREEMENT 7.2%
  Joint Repurchase Agreement, 6.563%, 7/3/00
    (Maturity Value $98,790,410)
   (COST $98,736,405) ............................         United States   $    98,736,405  $    98,736,405
   Banc of America Securities LLC
   Barclays Capital Inc.
   Bear, Stearns & Co. Inc.
   Donaldson, Lufkin & Jenrette Securities Corp.
   Dresdner Kleinwort Benson, North America LLC
   Goldman, Sachs & Co.
   Greenwich Capital Markets Inc.
   Lehman Brothers Inc.
   Nesbitt Burns Securities Inc.
   Paine Webber Inc.
   Paribas Corp.
   UBS Warburg
     Collateralized by U.S. Treasury Bills & Notes
                                                                                            ---------------
TOTAL INVESTMENTS (COST $772,422,890) 100.3% .....                                            1,377,925,410
OTHER ASSETS, LESS LIABILITIES (.3%) .............                                               (3,831,040)
                                                                                            ---------------
NET ASSETS 100.0% ................................                                          $ 1,374,094,370
                                                                                            ===============



(a)    Non-income producing.

(b) Investment is through participation in a joint account with other funds managed by the investment advisor. At June 30, 2000, all repurchase agreements had been entered into on that date.

(c) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


                     See notes to financial statements.


FRANKLIN EQUITY FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000


Assets:
 Investments in securities:
   Cost ...............................................................................    $  772,422,890
                                                                                           ==============
   Value ..............................................................................     1,377,925,410
 Receivables:
  Investment securities sold ..........................................................         7,872,355
  Capital shares sold .................................................................         8,092,500
  Dividends and interest ..............................................................           945,822
                                                                                           --------------
    Total assets ......................................................................     1,394,836,087
                                                                                           --------------
Liabilities:
 Payables:
  Investment securities purchased .....................................................        17,381,374
  Capital shares redeemed .............................................................         1,384,515
  Affiliates ..........................................................................         1,458,099
  Shareholders ........................................................................           479,299
 Other liabilities ....................................................................            38,430
                                                                                           --------------
    Total liabilities .................................................................        20,741,717
                                                                                           --------------
     Net assets, at value .............................................................    $1,374,094,370
                                                                                           ==============
Net assets consist of:
 Net unrealized appreciation ..........................................................     $ 605,502,520
 Accumulated net realized gain ........................................................        67,453,758
 Capital shares .......................................................................       701,138,092
                                                                                           --------------
    Net assets, at value ..............................................................    $1,374,094,370
                                                                                           ==============
CLASS A:
 Net assets value per share ($1,165,175,321 / 68,525,027 shares outstanding)(*) .......            $17.00
                                                                                           ==============
 Maximum offering price per share ($17.00 / 94.25%) ...................................            $18.04
                                                                                           ==============
CLASS B:
 Net asset value and maximum offering price per share ($15,229,279 / 907,444
 shares outstanding)* .................................................................            $16.78
                                                                                           ==============
CLASS C:
 Net asset value per share ($181,086,706 / 10,877,978 shares outstanding)* ............            $16.65
                                                                                           ==============
 Maximum offering price per share ($16.65 / 99%) ......................................            $16.82
                                                                                           ==============
ADVISOR CLASS:
 Net asset value and maximum offering price per share ($12,603,064 / 739,605
 shares outstanding) ..................................................................            $17.04
                                                                                           ==============


(*) Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.

FRANKLIN EQUITY FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2000

Investment income:
(net of foreign taxes of $61,911)
 Dividends .............................................................................     $  6,239,332
 Interest ..............................................................................        3,880,166
                                                                                             ------------
   Total investment income .............................................................       10,119,498
                                                                                             ------------
Expenses:
 Management fees (Note 3) ..............................................................        5,012,245
 Distribution fees (Note 3)
  Class A ..............................................................................        2,196,089
  Class B ..............................................................................           58,016
  Class C ..............................................................................        1,237,416
 Transfer agent fees (Note 3) ..........................................................        1,481,371
 Custodian fees ........................................................................           15,845
 Reports to shareholders ...............................................................          265,186
 Registration and filing fees ..........................................................          118,101
 Professional fees .....................................................................           36,103
 Directors' fees and expenses ..........................................................           34,217
                                                                                             ------------
   Total expenses ......................................................................       10,454,589
                                                                                             ------------
    Net investment loss ...............................................................         (335,091)
                                                                                             ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ..........................................................................      110,071,613
  Foreign currency transactions ........................................................          (13,859)
                                                                                             ------------
    Net realized gain ..................................................................      110,057,754
 Net unrealized appreciation on investments ............................................      305,789,258
                                                                                             ------------
Net realized and unrealized gain .......................................................      415,847,012
                                                                                             ------------
Net increase in net assets resulting from operations ...................................     $415,511,921
                                                                                             ============


                       See notes to financial statements.



FRANKLIN EQUITY FUND
Financial Statements (continued)

STATEMENT OF CHANGES IN NET ASSETS FOR THE
YEARS ENDED JUNE 30, 2000 AND 1999


                                                                                            2000                  1999
                                                                                    ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ..................................................   $      (335,091)       $     3,509,255
  Net realized gain (loss) from investments and foreign currency transactions ...       110,057,754             (4,018,896)
  Net unrealized appreciation on investments ....................................       305,789,258             91,630,130
                                                                                    --------------------------------------
    Net increase in net assets resulting from operations ........................       415,511,921             91,120,489
 Distributions to shareholders from:
  Net investment income:
   Class A ......................................................................          (227,134)            (3,027,697)
   Class B ......................................................................                --                 (4,288)
   Class C ......................................................................                --               (128,642)
   Advisor Class ................................................................           (14,870)               (97,976)
  Net realized gains:
   Class A ......................................................................       (33,225,141)           (33,108,989)
   Class B ......................................................................          (127,137)                    --
   Class C ......................................................................        (4,285,718)            (2,429,861)
   Advisor Class ................................................................          (361,597)            (1,147,869)
                                                                                    --------------------------------------
 Total distributions to shareholders ............................................       (38,241,597)           (39,945,322)
 Capital share transactions: (Note 2)
   Class A ......................................................................       127,497,357             50,425,565
   Class B ......................................................................        12,125,314              1,206,522
   Class C ......................................................................        51,389,298             45,833,064
   Advisor Class ................................................................         1,544,927            (10,836,194)
                                                                                    --------------------------------------
 Total capital share transactions ...............................................       192,556,896             86,628,957
    Net increase in net assets ..................................................       569,827,220            137,804,124
Net assets:
 Beginning of year ..............................................................       804,267,150            666,463,026
                                                                                    --------------------------------------
 End of year ....................................................................   $ 1,374,094,370        $   804,267,150
                                                                                    ======================================
Undistributed net investment income included in net assets:
 End of year ....................................................................   $            --        $       185,821
                                                                                    ======================================


                       See notes to financial statements.

FRANKLIN EQUITY FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Equity Fund (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks to provide capital growth.

On July 14, 2000, the Shareholders approved an Agreement and Plan of Reorganization whereby the Fund would be reorganized and its domicile changed from a California corporation to a Delaware business trust effective August 10, 2000. In connection with these changes, the Fund's name will change to Franklin Growth and Income Fund.

The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

FRANKLIN EQUITY FUND
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

The Fund offers four classes of shares: Class A, Class B, Class C and Advisor Class. Effective January 1, 1999, Class I and Class II were renamed Class A and Class C, respectively, and the fund began offering a new class of shares, Class
B. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At June 30, 2000, there were 5 billion shares authorized (no par value), of which 2 billion shares were designated as Class A, 100 million shares as Class B, 1.9 billion shares as Class C and 1 billion shares as Advisor Class. Transactions in the Fund's shares were as follows:

                                                                          YEAR ENDED JUNE 30,
                                                    ------------------------------------------------------------------
                                                                 2000                               1999(a)
                                                    ------------------------------------------------------------------
                                                        SHARES            AMOUNT             SHARES           AMOUNT
                                                    ------------------------------------------------------------------
CLASS A SHARES:
Shares sold ..................................       42,731,775      $ 636,675,215        39,060,389     $ 408,867,476
Shares issued in reinvestment of distributions        2,350,735         30,771,000         3,384,894        33,127,015
Shares issued on merger(b)....................               --                 --           406,853         4,532,342
Shares redeemed ..............................      (37,279,988)      (539,948,858)      (37,961,690)     (396,101,268)
                                                    ------------------------------------------------------------------
Net increase .................................        7,802,522      $ 127,497,357         4,890,446     $  50,425,565
                                                    ==================================================================
CLASS B SHARES:

Shares sold ..................................          897,485      $  13,705,588           113,713     $   1,249,302
Shares issued in reinvestment of distributions            9,243            120,043               373             4,043
Shares redeemed ..............................         (109,192)        (1,700,317)           (4,178)          (46,823)
                                                    ------------------------------------------------------------------
Net increase .................................          797,536      $  12,125,314           109,908     $   1,206,522
                                                    ==================================================================
CLASS C SHARES:
Shares sold ..................................        7,145,650      $ 107,062,562         3,780,337     $  38,707,315
Shares issued in reinvestment of distributions          303,332          3,906,920           245,306         2,364,853
Shares issued on merger(b)....................               --                 --         2,972,886        32,642,288
Shares redeemed ..............................       (4,127,447)       (59,580,184)       (2,715,651)      (27,881,392)
                                                    ------------------------------------------------------------------
Net increase .................................        3,321,535      $  51,389,298         4,282,878     $  45,833,064
                                                    ==================================================================
ADVISOR CLASS SHARES:
Shares sold ..................................          825,504      $  13,657,006         2,069,848     $  21,245,839
Shares issued in reinvestment of distributions           27,512            360,412           126,162         1,235,476
Shares redeemed ..............................         (740,608)       (12,472,491)       (3,106,375)      (33,317,509)
                                                    ------------------------------------------------------------------
Net increase (decrease) ......................          112,408      $   1,544,927          (910,365)    $ (10,836,194)
                                                    ==================================================================

(a) For the period January 1, 1999 (effective date) to June 30, 1999 for Class B shares.

(b) During the year ended June 30, 1999, the Fund acquired the net assets of Templeton American Trust, Inc. pursuant to a plan of reorganization approved by Templeton American Trust, Inc.'s shareholders.

FRANKLIN EQUITY FUND
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and directors of the Fund are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays an investment management fee to Advisers based on the net assets of the Fund as follows:

     ANNUALIZED
      FEE RATE    MONTH-END NET ASSETS
----------------------------------------------------------------------
        .625%     First $100 million
        .500%     Over $100 million, up to and including $250 million
        .450%     In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25%, 1.00% and 1.00% per year of its average daily net assets of Class A, Class B and Class C, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of Fund shares, and received contingent deferred sales charges for the year of $635,423 and $46,820, respectively.

The Fund paid transfer agent fees of $1,481,371 of which $1,144,206 was paid to Investor Services.

Included in professional fees are legal fees of $13,511 that were paid to a law firm in which a partner is an officer of the Fund.

4. INCOME TAXES

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions. Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions and wash sales.

At June 30, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $772,480,288 was as follows:

      Unrealized appreciation            $627,040,802
      Unrealized depreciation             (21,595,680)
                                         -------------
      Net unrealized appreciation        $605,445,122
                                         =============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended June 30, 2000 aggregated $583,782,636 and $482,734,965, respectively.

FRANKLIN EQUITY FUND

Independent Auditors' Report

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS
OF FRANKLIN EQUITY FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Equity Fund (the "Fund") at June 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

San Francisco, California
August 4, 2000

FRANKLIN EQUITY FUND

Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $82,075,356 as a capital gain dividend for the fiscal year ended June 30, 2000.

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended June 30, 2000.









                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

























                  Please detach at perforation before mailing.





PROXY                                                                     PROXY

                        SPECIAL SHAREHOLDERS' MEETING OF
                         FRANKLIN ASSET ALLOCATION FUND
                                JANUARY 29, 2001

The undersigned hereby revokes all previous proxies for his or her shares and appoints Rupert H. Johnson, Jr., Harmon E. Burns, Murray L. Simpson, Barbara J. Green, and David P. Goss, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Franklin Asset Allocation Fund ("Asset Allocation Fund") that the undersigned is entitled to vote at the Asset Allocation Fund's Meeting to be held at 777 Mariners Island Boulevard, San Mateo, CA 94404 at 2:00 p.m. Pacific time on January 29, 2001, including any adjournments thereof, upon such business as may properly be brought before the Meeting.

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY. THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

                                VOTE VIA THE INTERNET: WWW.FRANKLINTEMPLETON.COM VOTE VIA THE TELEPHONE: 1-800-597-7836
                                CONTROL NUMBER:



                                        NOTE: Please sign exactly as your name appears on the proxy. If signing for estates, trusts or corporations, your title or capacity should be stated. If shares are held jointly, each holder must sign.


                                        ---------------------------------------
                                        Signature


                                        ---------------------------------------
                                        Signature


                                        ---------------------------------------
                                        Date                          11274_FAA




    PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE
                         REQUIRED IF MAILED IN THE U.S.
                            (Please see reverse side)





                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT





















                 Please detach at perforation before mailing.






THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE ASSET ALLOCATION FUND. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF PROPOSAL 1, REGARDING THE
REORGANIZATION OF THE ASSET ALLOCATION FUND PURSUANT TO THE AGREEMENT AND PLAN OF REORGANIZATION WITH FRANKLIN GROWTH AND INCOME FUND. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING ABOUT WHICH THE PROXYHOLDERS WERE NOT AWARE PRIOR TO THE TIME OF THE SOLICITATION, AUTHORIZATION IS GIVEN TO THE PROXYHOLDERS TO VOTE IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT ON SUCH MATTERS. MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS.

 THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSAL 1.


                                                                                     FOR               AGAINST           ABSTAIN
1. To approve an Agreement and Plan of Reorganization between Franklin
   Asset Allocation Fund ("Asset Allocation Fund") and Franklin Growth and
   Income Fund ("Growth and Income Fund"), that provides for the acquisition
   of substantially all of the assets of Asset Allocation Fund by Growth and          []                 []                []
   Income Fund in exchange for Class A and C shares of Growth and Income Fund, the distribution of such shares to the shareholders of Asset Allocation
   Fund, and the dissolution of Asset Allocation Fund (the "Reorganization").

2. To grant the proxyholders the authority to vote upon any other business           GRANT             WITHHOLD          ABSTAIN
   which may legally come before the Meeting or any adjournments thereof.             []                 []                []














           IMPORTANT: PLEASE SIGN, DATE AND MAIL IN YOUR PROXY...TODAY









                       STATEMENT OF ADDITIONAL INFORMATION
                                       FOR
                         FRANKLIN GROWTH AND INCOME FUND
                             DATED DECEMBER 1, 2000


                                 Acquisition of
                                  the Assets of
                         FRANKLIN ASSET ALLOCATION FUND

                      By and in exchange for shares of the
                         FRANKLIN GROWTH AND INCOME FUND

      This Statement of Additional Information (SAI) relates specifically to the proposed delivery of substantially all of the assets of Franklin Asset Allocation Fund for Class A and C shares of Franklin Growth and Income Fund.

      This SAI consists of this Cover Page and the following documents. Each of these documents is attached to and is legally considered to be a part of this SAI:

           1. Statement of Additional Information of Franklin Growth and Income Fund - Class A, B & C dated November 1, 2000.

           2. Annual Report of Franklin Growth and Income Fund for the fiscal year ended June 30, 2000.

           3. Annual Report of Franklin Asset Allocation Fund for the fiscal year ended December 31, 1999.

           4. Semi-Annual Report of Franklin Asset Allocation Fund for the six months ended June 30, 2000.

           5. Projected (Pro Forma) after Transaction Financial Statements.

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated December 1, 2000, relating to the above-referenced transaction. You can request a copy of the Prospectus/Proxy Statement by calling 1-800/DIAL BEN or by writing to Franklin Growth and Income Fund, 777 Mariners Island Boulevard, P.O. Box 7777, San Mateo, CA 94403-7777.









FRANKLIN
GROWTH AND
INCOME FUND

CLASS A, B & C

STATEMENT OF ADDITIONAL INFORMATION

NOVEMBER 1, 2000

[Insert Franklin Templeton Ben Head]
P.O. BOX 997151, SACRAMENTO, CA 95899-9983
1-800/DIAL BEN(R)
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This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund's prospectus. The Fund's prospectus, dated November 1, 2000, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.

The audited financial statements and auditor's report in the Fund's Annual Report to Shareholders, for the fiscal year ended June 30, 2000, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).

CONTENTS

Goals, Strategies and Risks.........................       2
Officers and Trustees...............................      12
Management and Other Services.......................      15
Portfolio Transactions..............................      16
Distributions and Taxes.............................      17
Organization, Voting Rights
  and Principal Holders.............................      18
Buying and Selling Shares...........................      19
Pricing Shares......................................      25
The Underwriter.....................................      26
Performance.........................................      28
Miscellaneous Information...........................      30
Description of Ratings..............................      30


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MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

O ARE NOT  INSURED BY THE FEDERAL  DEPOSIT  INSURANCE  CORPORATION,  THE FEDERAL
  RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

O ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

O ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
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134 SAI 11/00




GOALS, STRATEGIES AND RISKS
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Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

The Fund has adopted certain restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by
(i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. Any policy that is not identified as a fundamental policy is a non-fundamental policy and may be changed by the Board of Trustees without the approval of shareholders.

FUNDAMENTAL INVESTMENT POLICIES

The Fund's principal investment goal is capital appreciation. Its secondary goal is to provide current income return through the receipt of dividends or interest from its investments.

The Fund may not:

1. Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment (a) more than 5% of the value of the Fund's total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations.

2. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participation and/or engaging in direct corporate loans in accordance with its investment objectives and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.

3. Borrow money, except that the Fund may borrow money from banks or other investment companies to the extent permitted by the 1940 Act, or any exemptions therefrom which may be granted by the SEC, or from any person in a private transaction not intended for public distribution for temporary or emergency purposes and then in an amount not exceeding 33 1/3% of the value of the Fund's total assets (including the amount borrowed).

4. Concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

5. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

6. Purchase or sell real estate and commodities, except that the Fund may purchase or sell securities of real estate investment trusts, may purchase or sell currencies, may enter into futures contracts on securities, currencies, and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

7. Issue securities senior to the Fund's presently authorized shares of beneficial interest. Except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretations thereof.

NON-FUNDAMENTAL INVESTMENT POLICIES

The Fund may not pledge, mortgage or hypothecate the Fund's assets as security for loans. It will not engage in joint or joint and several trading accounts in securities (except with respect to short-term investments of cash pending investment into portfolio securities of the type discussed in the prospectus) except that an order to purchase or sell may be combined with orders from other persons to obtain lower brokerage commissions. The Fund also may be subject to investment limitations imposed by foreign jurisdictions in which the Fund sells its shares now or in the future.

INVESTMENTS TECHNIQUES, STRATEGIES AND THEIR RISKS

In trying to achieve its investment goals, the Fund may invest in the following types of securities or engage in the following types of transactions:

CONVERTIBLE SECURITIES The Fund may invest, but does not intend to invest more than 10% of its total assets, in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security and not as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security. If, however, the parity price (the price at which the common stock underlying the convertible security may be obtained) of the convertible security is less than the call price (the price of the bond, including any premium related to the conversion feature), the operating company may pay out cash instead of common stock. When a convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank.

In addition, the issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. A convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While the Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

ENHANCED CONVERTIBLE SECURITIES. The Fund may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks (PERCS). Enhanced convertible securities provide an investor, such as the Fund, with the opportunity to earn higher dividend income than is available on a company's common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit that is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years, PERCS convert into one share of the issuer's common stock if the issuer's common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer's common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity and thus do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.

The Fund may also invest in other enhanced convertible securities, such as ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS, they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three or four-year maturities; they typically have some built-in call protection for the first two to three years; and investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity, and upon maturity, they will automatically convert to either cash or a specified number of shares of common stock.

Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted, or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer's corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein which may be similar to those described above in which the Fund may invest, consistent with its goals and policies.

An investment in an enhanced convertible security or any other security may involve additional risks to the Fund. The Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular securities, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. The Fund, however, intends to buy liquid securities, though there can be no assurances that this will be achieved.

DEBT SECURITIES represent a loan of money by the purchase of the securities to the issuer. A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain period of time. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividends to holders of its equity securities. Bonds, notes, debentures and commercial paper are types of debt securities. Each of these differs in the length of the issuers payment schedule, with having commercial paper the shortest payment schedule.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of these securities generally declines. These changes in market value will be reflected in the Fund's net asset value.

Independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk. The Fund may buy debt securities that are rated Baa by Moody's Investors Service, Inc. (Moody's) or BBB by Standard & Poor's Ratings Group (S&P(R)) or better; or unrated debt that is determined to be of comparable quality. At present, the Fund does not intend to invest more than 5% of its total assets in non-investment grade securities (rated lower than Baa by Moody's or BBB by S&P(R)).

LOWER-RATED DEBT SECURITIES. Although they may offer higher yields than do higher rated securities, low rated and unrated debt securities generally involve greater volatility of price and risk to principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish a Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for a Fund to obtain accurate market quotations for the purposes of valuing the Fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities. The ability of a Fund to achieve its investment goal may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were invested in higher rated securities.

Lower-rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a Fund may incur additional expenses to seek recovery.

EQUITY SECURITIES The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well. Equity securities may also include convertible securities.

FOREIGN SECURITIES The Fund may invest a portion of its assets in foreign securities including depositary receipts. While it ordinarily buys foreign securities that are traded in the U.S., the Fund may buy securities of foreign issuers directly in foreign markets so long as, in the manager's judgment, an established public trading market exists. (An established public trading market exists where there are a sufficient number of shares traded regularly relative to the number of shares to be purchased by the Fund.) Securities acquired by the Fund outside the U.S. that are publicly traded in the U.S. or on a foreign securities exchange or in a foreign securities market are not considered by the Fund to be illiquid assets so long as the Fund buys and holds the securities with the intention of reselling the securities in the foreign trading market, the Fund reasonably believes it can readily dispose of the securities for cash in the U.S. or foreign market, and current market quotations are readily available. The Fund will not buy securities of foreign issuers outside of the U.S. under circumstances where, at the time of acquisition, the Fund has reason to believe that it could not resell the securities in a public trading market. Investments may be in securities of foreign issuers, whether located in developed or undeveloped countries, but investments will not be made in any securities issued without stock certificates or comparable stock documents. The Fund does not intend to invest more than 15% of its total assets in securities of companies of developed foreign nations. The Fund does not presently intend to buy securities of issuers in developing nations.

DEPOSITARY RECEIPTS are certificates typically issued by a bond or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Many securities of foreign issuers are represented by American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs). ADRs evidence ownership of, and represent the right to receive securities of foreign issuers deposited in a domestic bank or trust company or a foreign correspondent bank. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S.

Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. While ADRs do not eliminate all the risk associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or on NASDAQ. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. EDRs and GDRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Depositary receipts may be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between this information and the market value of the depositary receipts.

FOREIGN SECURITIES RISKS. You should consider carefully the substantial risks involved in securities of companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. Investments in depositary receipts also involve some or all of the risks described below.

COUNTRY. There may be less publicly available information about foreign companies compared to the reports and ratings published about U.S. companies. Certain countries financial markets and services are less developed than those in the U.S. or other major economies. As a result, they may not have uniform accounting or auditing, financial reporting standards, and may have less government supervision of financial markets. The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign securities markets have substantially lower trading volume than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher.

In addition, many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position.

CURRENCY. Some of the Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars.

The Fund's management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization, or confiscatory taxation, withholding, and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

The Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments. Some countries in which the Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund.

Through the Fund's flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places the Fund's investments. The exercise of this flexible policy may include decisions to purchase securities in substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

In connection with its annual review of the Fund's foreign subcustodian's and foreign securities depositories, the Fund's Board of Trustees considers (1) the likelihood of the imposition of any foreign government of exchange control restrictions that would affect the liquidity of the Fund's assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments which such assets may be exposed; and (2) the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories. However, in the absence of willful misfeasance, bad faith, or gross negligence on the part of the manager, any losses resulting from the holding of the Fund's portfolio securities in foreign countries and/or with securities depositories will be at the risk of the shareholders. No assurance can be given that the Fund's Board of Trustees appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments might not occur.

EURO. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. By July 1, 2002, the euro, which will be implemented in stages, will have replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

Currently, the exchange rate of the currencies of each of these countries is fixed to the euro. The euro trades on currency exchanges and is available for non-cash transactions. The participating countries currently issue sovereign debt exclusively in euro. By July 1, 2002, euro-denominated bills and coins will replace the bills and coins of the above countries.

The new European Central Bank has control over each country's monetary policies. Therefore, the participating countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is new and untested. It is not possible to predict the impact of the euro on currency values or on the business or financial condition of European countries and issuers, and issuers in other regions, whose securities the Fund may hold, or the impact, if any, on Fund performance. In the first six months of the euro's existence, the exchange rates of the euro versus many of the world's major currencies steadily declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns on their euro-denominated securities. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets, but the impact of those changes cannot be assessed at this time.

ILLIQUID SECURITIES The Fund's current policy is not to invest more than 10% of its net assets in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them. This policy may be changed by the Board of Trustees.

LOANS OF PORTFOLIO SECURITIES To generate additional income, the Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 10% of the value of the Fund's total assets, measured at the time of the most recent loan. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 100% of the current market value of the loaned securities. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's Board of Trustees, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

OPTIONS, FUTURES, AND OPTIONS ON FINANCIAL FUTURES

CALL AND PUT OPTIONS. The Fund may write (sell) covered put and call options and buy put and call options on securities listed on a national securities exchange and in the over-the-counter (OTC) market. Additionally, the Fund may "close out" options it has entered into.

A call option gives the option holder the right to buy the underlying security from the option writer at the option exercise price at any time prior to the expiration of the option. A put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price at any time prior to the expiration of the option.

A call option written by the Fund is "covered" if the Fund owns the underlying security that is subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held
(a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference in exercise prices is maintained by the Fund in cash and high grade debt securities in a segregated account with its custodian bank. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the market value of the underlying security at that time.

If the writer of an option wants to terminate its obligation, the writer may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the writer's position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the holder of an option may liquidate its position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction may be made at the time desired by the Fund.

Effecting a closing transaction in the case of a written call option allows a Fund to write another call option on the underlying security with a different exercise price, expiration date or both. In the case of a written put option, a closing transaction allows a Fund to write another covered put option. Effecting a closing transaction also allows the cash or proceeds from the sale of any securities subject to the option to be used for other Fund investments. If the Fund wants to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or at the same time as the sale of the security.

The Fund will realize a profit from a closing transaction if the cost of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option. The Fund will realize a loss from a closing transaction if the cost of the transaction is more than the premium received from writing the option or is less than the premium paid to buy the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing transaction of a written call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

The Fund may buy call options on securities that it intends to buy in order to limit the risk of a substantial increase in the market price of the security before the purchase is effected. The Fund may also buy call options on securities held in its portfolio and on which it has written call options. A call option gives the holder the right to buy the underlying securities from the option writer at a stated exercise price. Prior to its expiration, a call option may be sold in a closing sale transaction. Profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option (including transaction costs).

A put option gives the purchaser of the option the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during the option period. The option may be exercised at any time before its expiration date. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

The Fund may write (sell) put options only on a covered basis, which means that the Fund maintains in a segregated account cash, U.S. government securities or other liquid, high-grade debt securities in an amount not less than the exercise price at all times while the put option is outstanding. (The rules of the clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Fund may generally write covered put options in circumstances where the manager wants to buy the underlying security for the Fund's portfolio at a price lower than the current market price of the security. In such event, the Fund may write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund may also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in this transaction is that the market price of the underlying security would decline below the exercise price less the premiums received.

BUYING PUT OPTIONS. The Fund may buy put options. As the holder of a put option, the Fund has the right to sell the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

The Fund may buy a put option on an underlying security (a protective put) owned by the Fund as a hedging technique in order to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price, regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security when the manager finds it desirable to continue to hold the security because of tax considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the security is eventually sold.

The Fund may also buy put options at a time when the Fund does not own the underlying security. If the Fund buys a security it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

OVER-THE-COUNTER (OTC) OPTIONS. The Fund may write covered put and call options and buy put and call options that trade in the OTC market to the same extent that it may engage in exchange traded options. OTC options differ from exchange traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done based on information from market makers. OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, however, than exchange traded options and the writer of an OTC option is paid the premium in advance by the dealer.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. The Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. The Fund may suffer a loss if it is not able to exercise or sell its position on a timely basis. When the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the Fund originally wrote the option.

The Fund understands the current position of the staff of the SEC to be that purchased OTC options are illiquid securities and that the assets used to cover the sale of an OTC option are considered illiquid. The Fund and the manager disagree with this position. Nevertheless, pending a change in the staff's position, the Fund will treat OTC options and "cover" assets as subject to the Fund's limitation on illiquid securities.

OPTIONS ON STOCK INDICES. The Fund may also buy call and put options on stock indices in order to hedge against the risk of market or industry-wide stock price fluctuations. Call and put options on stock indices are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater (or less, in the case of puts) than the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified number. Thus, unlike stock options, all settlements are in cash, and gain or loss depends on the price movements of the underlying index rather than the price movements of an individual stock.

When the Fund writes an option on a stock index, the Fund will establish a segregated account containing cash or high quality fixed-income securities with its custodian bank in an amount at least equal to the market value of the underlying stock index. The Fund will maintain the account while the option is open or it will otherwise cover the transaction.

FUTURES CONTRACTS. The Fund may enter into contracts to buy or sell futures contracts based upon financial indices (financial futures). Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index during a specified future period at a specified price. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. Futures contracts have been designed by exchanges that have been designated "contracts markets" by the Commodity Futures Trading Commission and must be executed through a futures commission merchant, or brokerage firm, that is a member of the relevant contract market.

At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (initial deposit). Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

Although financial futures contracts by their terms call for the actual delivery or acquisition of securities, or the cash value of the index, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or cash. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical financial futures contract calling for delivery in the same month. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or cash. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it buys or sells financial futures.

The Fund will not engage in transactions in futures contracts or related options for speculation but only as a hedge against changes resulting from market conditions in the values of its securities or securities that it intends to buy. The Fund will not enter into any stock index or financial futures contract or related option if, immediately thereafter, more than one-third of the Fund's total assets would be represented by futures contracts or related options. In addition, the Fund may not buy or sell futures contracts or buy or sell related options, if immediately thereafter, the sum of the amount of initial deposits on its existing financial futures and premiums paid on options on financial futures contracts would exceed 5% of the market value of the Fund's total assets. When the Fund buys futures contracts or related call options, money market instruments equal to the market value of the futures contract or related option will be deposited in a segregated account with the custodian bank to collateralize such long positions.

The purpose of the acquisition or sale of a futures contract is to attempt to protect the Fund from fluctuations in price of portfolio securities without actually buying or selling the underlying security.

To the extent the Fund enters into a futures contract, it will maintain with its custodian bank, to the extent required by the rules of the SEC, assets in a segregated account to cover its obligations with respect to such contract. The segregated account will consist of cash, cash equivalents or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

STOCK INDEX FUTURES. The Fund may buy and sell stock index futures contracts and options on stock index futures contracts. A stock index futures contract obligates the seller to deliver (and the buyer to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

The Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of its equity securities that might otherwise result. When the Fund is not fully invested in stocks and anticipates a significant market advance, it may buy stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of common stocks that it intends to buy.

OPTIONS ON STOCK INDEX FUTURES. The Fund may buy and sell call and put options on stock index futures to hedge against risks of marketside price movements. The need to hedge against these risks will depend on the extent of diversification of the Fund's common stock portfolio and the sensitivity of such investments to factors influencing the stock market as a whole.

Call and put options on stock index futures are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on stock index futures give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day before the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

BOND INDEX FUTURES AND RELATED OPTIONS. The Fund may buy and sell futures contracts based on an index of debt securities and options on such futures contracts to the extent they currently exist and, in the future, may be developed. The Fund reserves the right to conduct futures and options transactions based on an index that may be developed in the future to correlate with price movements in certain categories of debt securities. The Fund's investment strategy in employing futures contracts based on an index of debt securities will be similar to that used by it in other financial futures transactions.

The Fund may also buy and write put and call options on bond index futures and enter into closing transactions with respect to such options.

FUTURE DEVELOPMENTS. The Fund may take advantage of opportunities in the area of options and futures contracts and any other derivative investments that are not presently contemplated for use by the Fund or that are not currently available but may be developed, to the extent such opportunities are both consistent with the Fund's investment goals and legally permissible for the Fund.

Options, futures, and options on futures are generally considered derivative securities. The Fund's investments in these derivative securities will be for portfolio hedging purposes in an effort to stabilize principal fluctuations. The Fund is not obligated to hedge its investment positions, but may do so when deemed prudent and consistent with the Fund's goals and policies.

RISKS ASSOCIATED WITH STOCK INDEX OPTIONS, STOCK INDEX FUTURES, FINANCIAL FUTURES, AND RELATED OPTIONS. The Fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indexes, stock index futures and related options depends on the degree to which price movements in the underlying index or underlying securities correlate with price movements in the relevant portion of the Fund's portfolio. Inasmuch as these securities will not duplicate the components of any index or underlying securities, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities that would result in a loss on both the securities and the hedging instrument. Accordingly, successful use by the Fund of options on stock indexes, stock index futures, financial futures, and related options will be subject to the manager's ability to predict correctly movements in the direction of the securities markets generally or of a particular segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Positions in stock index options, stock index futures and related options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option or futures contract or related option at any specific time. Thus, it may not be possible to close an option or futures position. The inability to close options or futures positions could have an adverse impact on the Fund's ability to effectively hedge its securities. The Fund will enter into an option or futures position only if there appears to be a liquid secondary market for such options or futures.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a buyer of such put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The CFTC and the various exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position that any person may hold or control in a particular futures contract. Trading limits are imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Fund does not believe that these trading and positions limits will have an adverse impact on the Fund's strategies for hedging its securities.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the manager may still not result in a successful transaction.

In addition, futures contracts entail risks. Although the Fund believes that use of futures contracts will benefit the Fund, if the manager's judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any futures contract. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

The Fund's sale of futures contracts and buying put options on futures will be solely to protect its investments against declines in value and, to the extent consistent therewith, to accommodate cash flows. The Fund expects that in the normal course it will buy securities upon termination of long futures contracts and long call options on future contracts, but under unusual market conditions it may terminate any of such positions without correspondingly buying securities.

To the extent that the Fund does invest in options and futures, it may be limited by the requirements of the Code for qualification as a regulated investment company and such investments may reduce the portion of the Fund's dividends that are eligible for the corporate dividends-received deduction. These transactions are also subject to certain distributions to shareholders.

REAL ESTATE INVESTMENT TRUSTS (REITS) A REIT is a pooled investment vehicle that typically invests directly in real estate and/or in mortgages and loans collateralized by real estate. The pooled vehicle, typically a trust, then issues shares whose value and investment performance are dependent upon the investment experience of the underlying real estate related investments. The Fund does not intend to invest more than 10% of its total assets in REITs.

REITs are subject to risks related to the skill of their management, changes in value of the properties the REITs own, the quality of any credit extended by the REITs, and general economic and other factors.

REPURCHASE AGREEMENTS The Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, the Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner or hold a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Fund normally invests, or the economies of the countries where the Fund invests.

Temporary defensive investments generally may include securities that pay taxable interest. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

OFFICERS AND TRUSTEES
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The Fund has a board of trustees. The board is responsible for the overall management of the Fund, including general supervision and review of the Fund's investment activities. The board, in turn, elects the officers of the Fund who are responsible for administering the Fund's day-to-day operations. The board also monitors the Fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Fund, and principal occupations during the past five years are shown below.

Frank H. Abbott, III (79)
1045 Sansome Street, San Francisco, CA 94111
TRUSTEE

President and Director, Abbott Corporation (an investment company); director or trustee, as the case may be, of 29 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).

Harris J. Ashton (68)
191 Clapboard Ridge Road, Greenwich, CT 06830
TRUSTEE

Director, RBC Holdings, Inc. (bank holding company) and Bar-S Foods (meat packing company); director or trustee, as the case may be, of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

S. Joseph Fortunato (68)
Park Avenue at Morris County, P.O. Box 1945
Morristown, NJ 07962-1945
TRUSTEE

Member of the law firm of Pitney, Hardin, Kipp & Szuch; and director or trustee, as the case may be, of 50 of the investment companies in Franklin Templeton Investments.

*Charles B. Johnson (67)
777 Mariners Island Blvd., San Mateo, CA 94404
CHAIRMAN OF THE BOARD AND TRUSTEE

Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Investment Advisory Services, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.

*Charles E. Johnson (44)
777 Mariners Island Blvd., San Mateo, CA 94404
PRESIDENT AND TRUSTEE

President, Member - Office of the President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Advisers, Inc.; Director, Templeton Investment Counsel, Inc.; President, Franklin Investment Advisory Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 33 of the investment companies in Franklin Templeton Investments.

*Rupert H. Johnson, Jr. (60)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND TRUSTEE

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc., Franklin Investment Advisory Services, Inc. and Franklin/Templeton Investor Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in Franklin Templeton Investments.

Frank W.T. LaHaye (71)
20833 Stevens Creek Blvd., Suite 102, Cupertino, CA 95014
TRUSTEE

Chairman, Peregrine Venture Management Company (venture capital); Director, The California Center for Land Recycling (redevelopment); director or trustee, as the case may be, of 29 of the investment companies in Franklin Templeton Investments; and FORMERLY, General Partner, Miller & LaHaye and Peregrine Associates, the general partners of Peregrine Venture funds.

Gordon S. Macklin (72)
8212 Burning Tree Road, Bethesda, MD 20817
TRUSTEE

Director, Martek Biosciences Corporation, WorldCom, Inc. (communications services), MedImmune, Inc. (biotechnology), Overstock.com (internet service), White Mountain Insurance Group, Ltd. (holding company) and Spacehab, Inc. (aerospace services); director or trustee, as the case may be, of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chairman, White River Corporation (financial services), Hambrecht & Quist Group (investment banking) (until 1992), and President, National Association of Securities Dealers, Inc. (until 1987).

*R. Martin Wiskemann (73)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND TRUSTEE

Executive Vice President, and Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Management, Inc.; and officer and/or director or trustee, as the case may be, of 15 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Director, ILA Financial Services, Inc. (until 1998).

Harmon E. Burns (55)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc., Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in Franklin Templeton Investments.

Martin L. Flanagan (40)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Executive Vice President and
Director, Franklin/Templeton Investor Services, Inc.; President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Executive Vice President, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman and Director, Franklin Templeton Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 52 of the investment companies in Franklin Templeton Investments.

David P. Goss (53)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Associate General Counsel, Franklin Templeton Investments; President, Chief Executive Officer and Director, Franklin Select Realty Trust, Property Resources, Inc., Property Resources Equity Trust, Franklin Real Estate Management, Inc. and Franklin Properties, Inc.; officer and director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Franklin Real Estate Income Fund and Franklin Advantage Real Estate Income Fund (until 1996).

Barbara J. Green (53)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Vice President and Deputy General Counsel, Franklin Resources, Inc.; Senior Vice President, Templeton Worldwide, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995), Attorney, Rogers & Wells (until 1986), and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).

Edward V. McVey (63)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Senior Vice President, Franklin Templeton Distributors, Inc.; and officer of one of the other subsidiaries of Franklin Resources, Inc. and of 30 of the investment companies in Franklin Templeton Investments.

Kimberley H. Monasterio (36)
777 Mariners Island Blvd., San Mateo, CA 94404
TREASURER AND PRINCIPAL ACCOUNTING OFFICER

Senior Vice President, Franklin Templeton Services, Inc.; and officer of 34 of the investment companies in Franklin Templeton Investments.

Murray L. Simpson (63)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND SECRETARY

Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until January 2000) and Director, Templeton Asset Management Ltd. (until 1999).

*This board member is considered an "interested person" under federal securities laws.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

The Fund pays noninterested board members $325 per month plus $300 per meeting attended. Effective October 1, 2000 the fees will increase to $566 per month and $518 per meeting attended. Board members who serve on the audit committee of the Fund and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Fund. Members of a committee are not compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to noninterested board members by the Fund are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested board members by the Fund and by Franklin Templeton Investments.

                                                                           NUMBER OF
                                                        TOTAL FEES         BOARDS IN
                                                      RECEIVED FROM        FRANKLIN
                                    TOTAL FEES         FRANKLIN            TEMPLETON
                                    RECEIVED           TEMPLETON          INVESTMENTS
                                    FROM THE           INVESTMENTS/2/      ON WHICH
NAME                                FUND/1/ ($)            ($)            EACH SERVES/3/
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Frank H. Abbott, III                 5,519               156,060              29
Harris J. Ashton                     5,733               363,165              48
S. Joseph Fortunato                  5,340               363,238              50
Frank W.T. LaHaye                    5,519               156,060              29
Gordon S. Macklin                    5,733               363,165              48

1. For the fiscal year ended June 30, 2000.
2. For the calendar year ended December 31, 1999.
3. We base the number of boards on the number of registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or funds within each investment company for which the board members are responsible. Franklin Templeton Investments currently includes 52 registered investment companies, with approximately 156 U.S. based funds or series.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

MANAGEMENT AND OTHER SERVICES
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MANAGER AND SERVICES PROVIDED The Fund's manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Franklin Resources, Inc. (Resources), a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold or sell. The manager also selects the brokers who execute the Fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Fund, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the Fund. Similarly, with respect to the Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages.

The Fund, its manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund, its manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the U.S. Securities and Exchange Commission
(SEC).

MANAGEMENT FEES The Fund pays the manager a fee equal to a monthly rate of:

o 5/96 of 1% of the value of net assets up to and including $100 million;

o 1/24 of 1% of the value of net assets over $100 million and not over $250 million; and

o 9/240 of 1% of the value of net assets in excess of $250 million.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of the Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended June 30, the Fund paid the following management fees:

             MANAGEMENT
            FEES PAID ($)
--------------------------
2000         5,012,245
1999         3,351,597
1998         2,894,330


ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, Inc. (FT Services) has an agreement with the manager to provide certain administrative services and facilities for the Fund. FT Services is wholly owned by Resources and is an affiliate of the Fund's manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The manager pays FT Services a monthly fee equal to an annual rate of:

o 0.15% of the Fund's average daily net assets up to $200 million;

o 0.135% of average daily net assets over $200 million up to $700 million;

o 0.10% of average daily net assets over $700 million up to $1.2 billion; and

o 0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended June 30, the manager paid FT Services the following administration fees:

           ADMINISTRATION
            FEES PAID ($)
----------------------------
2000          1,305,513
1999            943,618
1998            814,177


SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin/Templeton Investor Services, Inc. (Investor Services) is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is located at 777 Mariners Island Blvd., San Mateo, CA 94404. Please send all correspondence to Investor Services to P.O. Box 997151, Sacramento, CA 95899-9983.

For its services, Investor Services receives a fixed fee per account. The Fund also will reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the Fund. The amount of reimbursements for these services per benefit plan participant Fund account per year will not exceed the per account fee payable by the Fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets.

AUDITOR PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the Fund's independent auditor. The auditor gives an opinion on the financial statements included in the Fund's Annual Report to Shareholders and reviews the Fund's registration statement filed with the SEC.

PORTFOLIO TRANSACTIONS
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The manager selects brokers and dealers to execute the Fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, also may be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.

During the last three fiscal years ended June 30, the Fund paid the following brokerage commissions:

                 BROKERAGE COMMISSIONS ($)
  --------------------------------------
  2000                    692,248
  1999                    561,485
  1998                    386,000

For the fiscal year ended June 30, 2000, the Fund paid brokerage commissions of $9,986 from aggregate portfolio transactions of $4,079,348 to brokers who provided research services.

As of June 30, 2000, the Fund did not own securities of its regular broker-dealers.

DISTRIBUTIONS AND TAXES
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The Fund calculates dividends and capital gains the same way for each class. The amount of any income dividends per share will differ, however, generally due to the differences in the distribution and service (Rule 12b-1) fees of each class. Distributions are subject to approval by the board. The Fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

DISTRIBUTIONS OF NET INVESTMENT INCOME The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gain will be taxable to you as long-term capital gains, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Beginning in the year 2001 for shareholders in the 15% federal income tax bracket (or in the year 2006 for shareholders in the 28% or higher bracket), capital gain dividends from the Fund's sale of securities held for more than five years may be subject to a reduced rate of tax.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary loss. These gains when distributed will be taxable to you as ordinary income, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce ordinary income distributions to you.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS The Fund will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). The Fund has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different Franklin Templeton Fund, the IRS will require that you report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares.

Beginning in the year 2001 for shareholders in the 15% federal income tax bracket (or in the year 2006 for shareholders in the 28% or higher bracket), gain from the sale of Fund shares held for more than five years may be subject to a reduced rate of tax.

Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares. All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

DEFERRAL OF BASIS If you redeem some or all of your shares in the Fund, and then reinvest the sales proceeds in the Fund or in another Franklin Templeton Fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. The IRS will require you to report any gain or loss on the redemption of your original shares in the Fund. In doing so, all or a portion of the sales charge that you paid for your original shares in the Fund will be excluded from your tax basis in the shares sold (for the purpose of determining gain or loss upon the sale of such shares). The portion of the sales charge excluded will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

U.S. GOVERNMENT SECURITIES States grant tax-free status to dividends paid to you from interest earned on certain U.S. government securities, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS If you are a corporate shareholder, you should note that 100% of the dividends paid by the Fund for the most recent fiscal year qualified for the dividends-received deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

INVESTMENT IN COMPLEX SECURITIES The Fund may invest in complex securities that may be subject to numerous special and complex tax rules. These rules could affect whether gains or losses recognized by the Fund are treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions) and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could therefore affect the amount, timing or character of the income distributed to you by the Fund.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------------------

The Fund is a diversified open-end management investment company, commonly called a mutual fund. The Fund was previously organized as a California corporation on August 30, 1984, and was reorganized on August 10, 2000 as a Delaware business trust created on March 21, 2000, and is registered with the SEC. Prior to August 10, 2000, the Fund's name was Franklin Equity Fund.

The Fund currently offers four classes of shares, Class A, Class B, Class C and Advisor Class. The Fund may offer additional classes of shares in the future. The full title of each class is:

o Franklin Growth and Income Fund - Class A

o Franklin Growth and Income Fund - Class B

o Franklin Growth and Income Fund - Class C

o Franklin Growth and Income Fund - Advisor Class

Shares of each class represent proportionate interests in the Fund's assets. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law.

The Fund has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Fund does not intend to hold annual shareholder meetings. The Fund may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

As of October 2, 2000, the principal shareholders of the Fund, beneficial or of record, were:

                                                              PERCENTAGE
NAME AND ADDRESS                     SHARE CLASS                 (%)
------------------------------------------------------------------------------
FTB&T Trust Services FBO              Advisor                   22.027
Martin Wiskemann IRA
P.O. Box 5086
San Mateo, CA 94402-0086

FTB&T TTEE For ValuSelect             Advisor                   36.859
Franklin Resources PSP
P.O. Box 2438
Rancho Cordova, CA 95741-24381

Note: Charles B. Johnson and Rupert H. Johnson, Jr., who are officers and/or trustees of the Trust, may be considered beneficial holders of the Fund shares held by Franklin Resources, Inc. (Resources). As principal shareholders of Resources, they may be able to control the voting of Resources' shares of the Fund.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As of October 2, 2000, the officers and board members, as a group, owned of record and beneficially 7.04% of the Fund's Advisor Class shares and less than 1% of the outstanding shares of each class. The board members may own shares in other funds in Franklin Templeton Investments.

BUYING AND SELLING SHARES
-------------------------------------------------------------------------------

The Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Fund may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

INITIAL SALES CHARGES The maximum initial sales charge is 5.75% for Class A and 1% for Class C. There is no initial sales charge for Class B.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases. Franklin Templeton funds include the U.S. registered mutual funds in Franklin Templeton Investments except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.

CUMULATIVE QUANTITY DISCOUNT. For purposes of calculating the sales charge on Class A shares, you may combine the amount of your current purchase with the cost or current value, whichever is higher, of your existing shares in Franklin Templeton funds. You also may combine the shares of your spouse, children under the age of 21 or grandchildren under the age of 21. If you are the sole owner of a company, you also may add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in Franklin Templeton funds to determine the sales charge that applies.

LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares
  you  own,   and  we  will  pay  or  reinvest   dividend  and  capital  gain
  distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

For LOIs filed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in Franklin Templeton funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the LOI.

GROUP PURCHASES. If you are a member of a qualified group, you may buy Class A shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o Was formed at least six months ago,

o Has a purpose other than buying Fund shares at a discount,

o Has more than 10 members,

o Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

A qualified group generally does not include a 403(b) plan that only allows salary deferral contributions, although any such plan that purchased the Fund's Class A shares at a reduced sales charge under the group purchase privilege before February 1, 1998, may continue to do so.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 365 days:

o    Dividend and capital gain distributions from any Franklin
     Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in the Fund's Class A shares. This waiver category also applies to Class B and C shares.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.

o    Redemption proceeds from a repurchase of shares of Franklin
     Floating Rate Trust, if the shares were continuously held for at least 12 months.

     If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

o Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

     If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

     If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

o Distributions from an existing retirement plan invested in Franklin Templeton funds

WAIVERS FOR CERTAIN INVESTORS. Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:

o Trust companies and bank trust departments investing assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We may accept orders for these accounts by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

o Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy Fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

o Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

o Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer

o Officers, trustees, directors and full-time employees of Franklin Templeton Investments, and their family members, consistent with our then-current policies

o    Any investor who is currently a Class Z shareholder of Franklin
     Mutual Series Fund Inc. (Mutual Series), or who is a former Mutual Series Class Z shareholder who had an account in any Mutual Series fund on October 31, 1996, or who sold his or her shares of Mutual Series Class Z within the past 365 days

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

o    Accounts managed by Franklin Templeton Investments

o Certain unit investment trusts and their holders reinvesting distributions from the trusts

o    Group annuity separate accounts offered to retirement plans

o Chilean retirement plans that meet the requirements described under "Retirement plans" below

In addition, Class C shares may be purchased without an initial sales charge by any investor who buys Class C shares through an omnibus account with Merrill Lynch Pierce Fenner & Smith, Inc. A CDSC may apply, however, if the shares are sold within 18 months of purchase.

RETIREMENT PLANS. Retirement plans sponsored by an employer (i) with at least 100 employees, or (ii) with retirement plan assets of $1 million or more, or
(iii) that agrees to invest at least $500,000 in Franklin Templeton funds over a 13 month period may buy Class A shares without an initial sales charge. Retirement plans that are not qualified retirement plans (employer sponsored pension or profit-sharing plans that qualify under section 401 of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans), SIMPLEs (savings incentive match plans for employees) or SEPs (employer sponsored simplified employee pension plans established under section 408(k) of the Internal Revenue Code) must also meet the group purchase requirements described above to be able to buy Class A shares without an initial sales charge. We may enter into a special arrangement with a securities dealer, based on criteria established by the Fund, to add together certain small qualified retirement plan accounts for the purpose of meeting these requirements.

For retirement plan accounts opened on or after May 1, 1997, a CDSC may apply if the retirement plan is transferred out of Franklin Templeton funds or terminated within 365 days of the retirement plan account's initial purchase in Franklin Templeton funds.

SALES IN TAIWAN. Under agreements with certain banks in Taiwan, Republic of China, the Fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

The Fund's Class A shares may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class A shares may be offered with the following schedule of sales charges:

SIZE OF PURCHASE - U.S. DOLLARS                  SALES CHARGE (%)
--------------------------------------------------------------------
Under $30,000                                        3.0
$30,000 but less than $50,000                        2.5
$50,000 but less than $100,000                       2.0
$100,000 but less than $200,000                      1.5
$200,000 but less than $400,000                      1.0
$400,000 or more                                       0


DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Fund's prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 1% on sales of $1 million to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors or one of its affiliates may pay up to 1%, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares by certain retirement plans without an initial sales charge. These payments may be made in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

In addition to the payments above, Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of Franklin Templeton Investments. This support is based primarily on the amount of sales of fund shares and/or total assets with Franklin Templeton Investments. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in Franklin Templeton Investments; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to Franklin Templeton Investments. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any shares you sell within 12 months of purchase. For Class C shares, a CDSC may apply if you sell your shares within 18 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less.

Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy Class A shares without an initial sales charge also may be subject to a CDSC if the retirement plan is transferred out of Franklin Templeton funds or terminated within 365 days of the account's initial purchase in Franklin Templeton funds.

For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

IF YOU SELL YOUR CLASS B SHARES WITHIN          THIS % IS DEDUCTED FROM
THIS MANY YEARS AFTER BUYING THEM               YOUR PROCEEDS AS A CDSC
--------------------------------------------------------------------------
1 Year                                                 4
2 Years                                                4
3 Years                                                3
4 Years                                                3
5 Years                                                2
6 Years                                                1
7 Years                                                0

CDSC WAIVERS. The CDSC for any share class generally will be waived for:

o    Account fees

o Sales of Class A shares purchased without an initial sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or (ii) the securities dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, or (iv) the securities dealer of record has entered into a supplemental agreement with Distributors

o Redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase

o Redemptions by the Fund when an account falls below the minimum required account size

o    Redemptions following the death of the shareholder or beneficial owner

o    Redemptions through a systematic withdrawal plan set up before February 1,
     1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

o Redemptions by an employee benefit plan: (i) that is a customer of Franklin Templeton Defined Contribution Services; and/or (ii) whose assets are held by Franklin Templeton Bank & Trust as trustee or custodian (not applicable to Class B)

o Distributions from individual retirement accounts (IRAs) due to death or disability or upon periodic distributions based on life expectancy (for Class B, this applies to all retirement plan accounts, not only IRAs)

o Returns of excess contributions (and earnings, if applicable) from retirement plan accounts

o Participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans (not applicable to Class B)

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the U.S. Securities and Exchange Commission (SEC). In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

Franklin Templeton Investor Services, Inc. (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions also may charge a fee for their services directly to their clients.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES
------------------------------------------------------------------------------

When you buy shares, you pay the offering price. The offering price is the net asset value (NAV) per share plus any applicable sales charge, calculated to two decimal places using standard rounding criteria. When you sell shares, you receive the NAV minus any applicable CDSC.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

The Fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The Fund does not calculate the NAV on days the New York Stock Exchange
(NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, the Fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market as determined by the manager.

The Fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the Fund holds is its last sale price on the relevant exchange before the Fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the Fund values options within the range of the current closing bid and ask prices if the Fund believes the valuation fairly reflects the contract's market value.

The Fund determines the value of a foreign security as of the close of trading on the foreign exchange on which the security is traded or as of the close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the NAV. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the Fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
-------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Fund's shares. Distributors is located at 777 Mariners Island Blvd., San Mateo, CA 94404.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Fund's shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended June 30:

                                                      AMOUNT RECEIVED IN
                    TOTAL            AMOUNT            CONNECTION WITH
                  COMMISSIONS        RETAINED BY       REDEMPTIONS AND
                   RECEIVED          DISTRIBUTORS      REPURCHASES
                      ($)                ($)                ($)
--------------------------------------------------------------------------
2000                1,741,796          214,240            46,820
1999                1,131,713          135,738            53,038
1998                1,563,121          155,711             9,399

Distributors may be entitled to payments from the Fund under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Fund for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) FEES The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit the Fund and its shareholders. The plans are expected to, among other things, increase advertising of the Fund, encourage sales of the Fund and service to its shareholders, and increase or maintain assets of the Fund so that certain fixed expenses may be spread over a broader asset base, resulting in lower per share expense ratios. In addition, a positive cash flow into the Fund is useful in managing the Fund because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, the Fund pays Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements; and a prorated portion of Distributors' overhead expenses related to these activities. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class.

THE CLASS A PLAN. The Fund may pay up to 0.25% per year of Class A's average daily net assets. The Class A plan is a reimbursement plan. It allows the Fund to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Fund will not reimburse more than the maximum amount allowed under the plan. As of June 30, 2000, there were no unreimbursed expenses under the plan.

For the fiscal year ended June 30, 2000, the amounts paid by the Fund pursuant to the plan were:

                                                          ($)
  -----------------------------------------------------------------------
  Advertising                                            93,861
  Printing and mailing prospectuses other
     than to current shareholders                       106,040
  Payments to underwriters                               27,967
  Payments to broker-dealers                          1,569,024
  Other                                                 186,486
                                                      -------------------
  Total                                               1,983,378
                                                      ===================


THE CLASS B AND C PLANS. The Fund pays Distributors up to 1% per year of the class's average daily net assets, out of which 0.25% may be paid for services to the shareholders (service fees). The Class B and C plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B and C shares. Class B plan fees payable to Distributors are used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers. Franklin Resources owns a minority interest in one of the third party financing entities.

The Class B and C plans are compensation plans. They allow the Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. The Fund will not pay more than the maximum amount allowed under the plans.

Under the Class B plan, the amounts paid by the Fund pursuant to the plan for the fiscal year ended June 30, 2000, were:

                                                           ($)
---------------------------------------------------------------------------
Advertising                                                 481
Printing and mailing prospectuses other
 than to current shareholders                                48
Payments to underwriters                                    323
Payments to broker-dealers                               36,822
Other                                                       502
                                                        ------------------
Total                                                    38,176
                                                        ==================


Under the Class C plan, the amounts paid by the Fund pursuant to the plan for the fiscal year ended June 30, 2000, were:

                                                          ($)
-------------------------------------------------------------------------
Advertising                                              10,951
Printing and mailing prospectuses other
 than to current shareholders                             6,177
Payments to underwriters                                  4,978
Payments to broker-dealers                            1,056,964
Other                                                    14,874
                                                      ------------------
Total                                                 1,093,944
                                                      ==================


THE CLASS A, B AND C PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Fund, the manager or Distributors or other parties on behalf of the Fund, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

PERFORMANCE
-------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. Performance figures reflect Rule 12b-1 fees from the date of the plan's implementation. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns for the indicated periods ended June 30, 2000, were:

                       1 YEAR (%)      5 YEARS (%)       10 YEARS (%)
-------------------------------------------------------------------------
Class A                 43.37            25.75              16.83

                                                            SINCE
                                                          INCEPTION
                                       1 YEAR (%)        (1/1/99) (%)
------------------------------------------------------------------------
Class B                                 46.90              39.96

                                                            SINCE
                                                          INCEPTION
                       1 YEAR (%)      5 YEARS (%)       (5/1/95) (%)
------------------------------------------------------------------------
Class C                 48.32           25.97              27.25


The following SEC formula was used to calculate these figures:

                                        n
                                  P(1+T)   = ERV

where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending  redeemable  value of a  hypothetical  $1,000
      payment made at the beginning of each period at the end of each period

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended June 30, 2000, were:

                       1 YEAR (%)      5 YEARS (%)       10 YEARS (%)
-------------------------------------------------------------------------
Class A                 43.37            241.43              373.65

                                                            SINCE
                                                          INCEPTION
                                       1 YEAR (%)        (1/1/99) (%)
------------------------------------------------------------------------
Class B                                 46.90             65.35

                                                            SINCE
                                                          INCEPTION
                       1 YEAR (%)      5 YEARS (%)       (5/1/95) (%)
------------------------------------------------------------------------
Class C                 48.32           217.26             247.34

VOLATILITY Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS The Fund also may quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Sales literature referring to the use of the Fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Franklin Resources, Inc. is the parent company of the advisors and underwriter of Franklin Templeton funds.

COMPARISONS To help you better evaluate how an investment in the Fund may satisfy your investment goal, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

o Dow Jones(R) Composite Average and its component averages - a price-weighted average of 65 stocks. The average is a combination of the Dow Jones Industrial Average (30 blue-chip stocks that are generally leaders in their industry), the Dow Jones Transportation Average (20 transportation stocks), and the Dow Jones Utilities Average (15 utility stocks involved in the production of electrical energy).

o Standard & Poor's(R) 500 Stock Index or its component indices - a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

o The New York Stock Exchange composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

o Wilshire 5000 Equity Index - represents the return on the market value of all U.S.-headquartered equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

o Lipper - Mutual Fund Performance Analysis and Lipper - Equity Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

o CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

o Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

o Financial publications: The WALL STREET JOURNAL, and BUSINESS WEEK, CHANGING TIMES, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.

o Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

o Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

o Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

o Historical data supplied by the research departments of CS First Boston Corporation, the J.P. Morgan(R)companies, Salomon Smith Barney, Inc., Merrill Lynch, Lehman Brothers(R)and Bloomberg(R)L.P.

o Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information also may compare the Fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------------------

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, Franklin Templeton Investments has over $236 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 107 U.S. based open-end investment companies to the public. The Fund may identify itself by its Nasdaq symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the New York Stock Exchange. While many of them have similar investment goals, no two are exactly alike. Shares of the Fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

DESCRIPTION OF RATINGS
------------------------------------------------------------------------------

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP (S&P(R))

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating also may reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM DEBT & COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.







"THE ANNUAL REPORT OF FRANKLIN GROWTH AND INCOME FUND AS SUPPLEMENTED 8/10/00 IS INCLUDED IN THIS FILING AS EXHIBIT B TO THE PROSPECTUS/PROXY STATEMENT."







SHAREHOLDER LETTER

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Asset Allocation Fund seeks to provide total return through investment in common stocks, investment-grade corporate and U.S. government bonds, short-term money market instruments, securities of foreign issuers, and real estate securities.
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to bring you this annual report of Franklin Asset Allocation Fund, which covers the year ended December 31, 1999. During the 12 months under review, the U.S. economy continued its notable expansion, as reflected by a 5.7% third-quarter gross domestic product (GDP) growth rate and an estimated annualized fourth quarter GDP of 5.8%. Renewed Asian and European economic growth impacted many industries worldwide and, combined with almost non-existent global inflation, created a uniquely positive environment for equity markets. However, bond markets, negatively impacted by the reporting period's generally rising interest rates, presented a different picture, and most bond sectors posted dismal results for the year.




CONTENTS

Shareholder Letter ............................................                1

Performance Summary ...........................................                6

Financial Highlights &
Statement of Investments ......................................                9

Financial Statements ..........................................               15

Notes to
Financial Statements ..........................................               18

Independent
Auditors' Report ..............................................               22

Tax Designation ...............................................               23



[FUND CATEGORY GRAPHICS]


You will find a complete listing of portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 11 of this report.

                                  [PIE CHART]

ASSET ALLOCATION
Based on Total Net Assets
12/31/99

Equity    75.1%
Fixed-Income
Securities     14.4%
Cash & Equivalents  10.5%


Within this environment, Franklin Asset Allocation - Class A performed well, delivering an +18.72% one-year cumulative total return, as shown in the Performance Summary on page 6. The Standard & Poor's(R) S&P 500(R) Index and Lehman Brothers Government/Corporate Bond Index, the fund's benchmark indexes, posted returns of 21.04% and -2.15%, respectively, for the year.(1)

Throughout the period, we used quantitative, technical and fundamental analysis to identify economic sectors, industries and companies that we believed offered the best opportunity for achieving the fund's goal. We sought to diversify investments among different asset classes in order to reduce the impact of a particular security or asset class on the fund. The fund's strong performance relative to the Lehman Brothers/Corporate Bond Index was largely due to our overweighting of stocks versus bonds and cash; conversely our underperformance relative to the S&P 500 reflected the weak bond market's impact on the fund's fixed-income holdings. On December 31, 1999, 75.1% of the fund's portfolio was composed of stocks, 14.4% of fixed income securities and 10.5% of short-term investments and other net assets.

After selection of the asset classes and industries in which the fund should invest, we used a bottom-up strategy to select individual companies, considering factors such as price-to-earnings ratio, management quality, and industry leadership. In the capital goods sector, we purchased shares of electrical equipment companies such as General Electric Co. and Honeywell International Inc. In the basic industries sector, we concentrated on the paper industry, adding to holdings of Bowater Inc.; in the utilities sector, we established positions in specialty growth companies such as Enron Corp. and Montana Power Co.

(1). Source: Standard & Poor's Micropal. Indexes are unmanaged and include reinvested dividends and interest; one cannot invest directly in an index.

Believing that electronic technology companies stand to benefit from a worldwide trend toward voice, video and data integration, we focused on that sector, which accounted for 16.4% of total net assets on December 31, 1999. Within this sector, we preferred communications and communications equipment companies such as Motorola Inc., Cisco Systems Inc. and Lucent Technologies Inc. We also favored retail trade, our fourth largest sector holding, and our positions in companies like Tiffany & Co., Wal-Mart Stores Inc. and Costco Companies Inc. performed exceptionally well over the period. In the consumer staples area, where we remained committed to the entertainment and broadcasting industries, our holdings of Time Warner Inc. and Clear Channel Communications Inc.
also delivered superior returns during the year.

Although our health care industry holdings were underweighted compared to the S&P 500, we did find value in the pharmaceutical sector during the last quarter of the year. Taking advantage of market dips, we initiated positions in Pfizer Inc., Schering-Plough Corp. and Warner-Lambert Co., and added Biogen Inc. to the fund.


TOP 10 SECTORS
12/31/99

                                     % OF TOTAL
SECTOR                               NET ASSETS
-----------------------------------------------
Electronic Technology                  16.4%

Health Technology                       8.1%

Producer Manufacturing                  7.1%

Retail Trade                            6.9%

Consumer Services                       5.1%

Energy                                  5.0%

Consumer Non-Durables                   4.6%

Utilities                               4.5%

Telecommunications                      3.5%

Finance                                 3.2%

TOP 10 EQUITY HOLDINGS
12/31/99

COMPANY                                % OF TOTAL
INDUSTRY                               NET ASSETS
-------------------------------------------------
Cisco Systems Inc.                        3.21%
Electronic Technology

Genentech Inc.                            2.69%
Health Technology

Tiffany & Co.                             2.14%
Retail Trade

General Electric Co.                      2.06%
Producer Manufacturing

Motorola Inc.                             1.96%
Electronic Technology

Wal-Mart Stores Inc.                      1.84%
Retail Trade

Enron Corp.                               1.77%
Utilities

Lucent Technologies Inc.                  1.74%
Electronic Technology

Dayton Hudson Corp.                       1.71%
Retail Trade

American International
Group Inc.                                1.57%
Finance

Regarding fixed income securities, due to the expanding economy and rising interest rates, the fund didn't significantly alter its bond portfolio during the past year. Should the economy show any signs of softening, the fund would consider increasing its bond weighting. Until that time, however, we will hold to an equity-focused strategy.

Looking forward, if analysts' 10% earnings assumptions for the S&P 500 are correct, the market could have another year of positive returns. However, potentially rising interest rates, election year uncertainties and possible post-new year Y2K computer glitches bear close watching. Even though Y2K "cross over weekend" may have been a non-event, the outside chance remains that, as the year progresses, certain chips may malfunction, temporarily disrupting the manufacturing process. And, if the Fed raises interest rates, corporate earnings could be negatively impacted. Finally, election years traditionally have been periods of uncertainty, and the markets generally don't like surprises. Nevertheless, we would view any market dips caused by these potential events as opportunities to buy leading-edge, well-positioned companies within their respective industries.


We appreciate your participation in Franklin Asset Allocation Fund and welcome your comments and suggestions.


Sincerely,

/s/ R. Martin Wiskemann
------------------------------
R. Martin Wiskemann
Portfolio Manager
Franklin Asset Allocation Fund



R. MARTIN WISKEMANN

Martin Wiskemann is a senior vice president of Franklin Management, Inc., vice president of ILA Financial Services, Inc. and vice president of Franklin Templeton Distributors, Inc., the underwriting subsidiary of Franklin Resources, Inc. He received a degree in business administration from the Handelsschule of the State of Zurich, Switzerland and he is a member of the Financial Analysts Federation and the Security Analysts of San Francisco.


This discussion reflects our views, opinions, and portfolio holdings as of December 31, 1999, the end of the reporting period. Our strategies and the fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

CLASS A (formerly Class I): Subject to the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C (formerly Class II): Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


ONE-YEAR PERFORMANCE SUMMARY
AS OF 12/31/99

One-year total return does not include sales charges. Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

CLASS A
One-Year Total Return              +18.72%
Net Asset Value (NAV)              (12/31/99) $11.33          (12/31/98) $9.96
Change in NAV                      +$1.37
Distributions (1/1/99-12/31/99)    Dividend Income            $0.1645
                                   Short-Term Capital Gain    $0.1029
                                   Long-Term Capital Gain     $0.1978
                                   -------------------------------------------
                                   Total                      $0.4652
CLASS C
Aggregate Total Return             +11.57%
Net Asset Value (NAV)              (12/31/99) $11.31          (5/1/99) $10.50
Change in NAV                      +$0.81
Distributions (5/1/99-12/31/99)    Dividend Income            $0.0850
                                   Short-Term Capital Gain    $0.1029
                                   Long-Term Capital Gain     $0.1978
                                   -------------------------------------------
                                   Total                      $0.3857


Franklin Asset Allocation Fund paid distributions derived from long-term capital gains totaling 19.78 cents ($0.1978) per share in June and December 1999. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).









            Past performance does not guarantee future results.

ADDITIONAL PERFORMANCE
AS OF QUARTER ENDED 12/31/99


                                                                    INCEPTION
CLASS A                         1-YEAR     5-YEAR       10-YEAR     (12/5/51)
--------------------------------------------------------------------------------
Cumulative Total Return(1)       +18.72%    +122.14%      +236.96%    +8,738.33%

Average Annual Total Return(2)   +11.87%     +15.94%       +12.24%        +9.64%

Value of $10,000 Investment(3)   $11,187    $20,945       $31,739      $833,805

30-Day Standardized Yield(4)            1.25%



                                                                      INCEPTION
CLASS C                                                                (5/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                              +11.57%

Aggregate Total Return(2)                                                +9.42%

Value of $10,000 Investment(3)                                          $10,942

30-Day Standardized Yield(4)            0.59%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Since Class C shares have existed for less than one year, aggregate total return for that class represents total return since inception, including the maximum sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended December 31, 1999.


Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


For updated performance figures, see "Prices and Performance" on the Internet at www.franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.



Past performance does not guarantee future results.


AVERAGE ANNUAL TOTAL RETURN
12/31/99

CLASS A
----------------------------------------
1-Year                           +11.87%

5-Year                           +15.94%

10-Year                          +12.24%

Since Inception (12/5/51)        +9.64%

AGGREGATE ANNUAL
TOTAL RETURN
12/31/99

CLASS C
---------------------------------------
Since Inception (5/1/99)         +9.42%



TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charges, fund expenses, account fees and reinvested distributions. The unmanaged indexes differ from the fund in composition, do not pay management fees or expenses and include reinvested dividends. One cannot invest directly in an index. Performance of the fund's shares exceeded the rate of inflation as measured by the Consumer Price Index (CPI).


This graph compares the performance of Franklin Asset Allocation Fund - Class A, as tracked by the growth in value of a $10,000 investment, to that of S&P 500 Index*, the Lehman Brothers Government Corporate Bond Index* and the CPI* from 1/1/90-12/31/99.

      DATE          FRANKLIN ASSET       S&P 500       LB GOV/CORP       CPI          S&P %          LB %        CPI %
                   ALLOCATION FUND                     BOND INDEX
--------------------------------------------------------------------------------------------------------------------------
   01/01/1990           $9,419           $10,000         $10,000       $10,000
   01/31/1990           $8,857           $9,329          $9,863        $10,103       -6.71%         -1.37%       1.03%
   02/28/1990           $8,984           $9,449          $9,885        $10,150        1.29%         0.22%        0.47%
   03/31/1990           $9,183           $9,700          $9,886        $10,206        2.65%         0.01%        0.55%
   04/30/1990           $9,063           $9,458          $9,795        $10,223       -2.49%         -0.92%       0.16%
   05/31/1990           $9,605           $10,380         $10,079       $10,246        9.75%         2.90%        0.23%
   06/30/1990           $9,533           $10,311         $10,241       $10,301       -0.67%         1.61%        0.54%
   07/31/1990           $9,359           $10,278         $10,368       $10,341       -0.32%         1.24%        0.38%
   08/31/1990           $8,628           $9,349          $10,218       $10,436       -9.04%         -1.45%       0.92%
   09/30/1990           $8,144           $8,893          $10,303       $10,523       -4.87%         0.83%        0.84%
   10/31/1990           $7,826           $8,855          $10,439       $10,587       -0.43%         1.32%        0.60%
   11/30/1990           $8,322           $9,427          $10,666       $10,610        6.46%         2.18%        0.22%
   12/31/1990           $8,601           $9,690          $10,827       $10,610        2.79%         1.51%        0.00%
   01/31/1991           $9,194           $10,113         $10,948       $10,674        4.36%         1.12%        0.60%
   02/28/1991           $9,500           $10,836         $11,043       $10,690        7.15%         0.86%        0.15%
   03/31/1991           $9,661           $11,098         $11,119       $10,706        2.42%         0.69%        0.15%
   04/30/1991           $9,703           $11,125         $11,247       $10,722        0.24%         1.15%        0.15%
   05/31/1991          $10,223           $11,604         $11,298       $10,754        4.31%         0.46%        0.30%
   06/30/1991           $9,827           $11,073         $11,286       $10,785       -4.58%         -0.11%       0.29%
   07/31/1991          $10,038           $11,589         $11,427       $10,801        4.66%         1.25%        0.15%
   08/31/1991          $10,206           $11,863         $11,690       $10,832        2.37%         2.30%        0.29%
   09/30/1991          $10,210           $11,665         $11,934       $10,880       -1.67%         2.09%        0.44%
   10/31/1991          $10,359           $11,822         $12,040       $10,896        1.34%         0.89%        0.15%
   11/30/1991           $9,931           $11,345         $12,161       $10,928       -4.03%         1.00%        0.29%
   12/31/1991          $10,510           $12,643         $12,571       $10,936       11.44%         3.37%        0.07%
   01/31/1992          $10,769           $12,408         $12,385       $10,952       -1.86%         -1.48%       0.15%
   02/29/1992          $11,070           $12,568         $12,450       $10,992        1.29%         0.53%        0.36%
   03/31/1992          $11,008           $12,323         $12,382       $11,048       -1.95%         -0.55%       0.51%
   04/30/1992          $11,268           $12,685         $12,456       $11,063        2.94%         0.60%        0.14%
   05/31/1992          $11,225           $12,747         $12,698       $11,079        0.49%         1.94%        0.14%
   06/30/1992          $11,094           $12,557         $12,883       $11,118       -1.49%         1.46%        0.36%
   07/31/1992          $11,313           $13,071         $13,213       $11,142        4.09%         2.56%        0.21%
   08/31/1992          $11,072           $12,803         $13,330       $11,173       -2.05%         0.89%        0.28%
   09/30/1992          $11,337           $12,953         $13,513       $11,204        1.17%         1.37%        0.28%
   10/31/1992          $11,182           $12,997         $13,306       $11,243        0.34%         -1.53%       0.35%
   11/30/1992          $11,601           $13,439         $13,294       $11,259        3.40%         -0.09%       0.14%
   12/31/1992          $11,999           $13,604         $13,523       $11,251        1.23%         1.72%        -0.07%
   01/31/1993          $12,265           $13,718         $13,818       $11,306        0.84%         2.18%        0.49%
   02/28/1993          $12,399           $13,905         $14,105       $11,346        1.36%         2.08%        0.35%
   03/31/1993          $12,666           $14,198         $14,153       $11,386        2.11%         0.34%        0.35%
   04/30/1993          $12,778           $13,855         $14,262       $11,418       -2.42%         0.77%        0.28%
   05/31/1993          $13,001           $14,225         $14,255       $11,434        2.67%         -0.05%       0.14%
   06/30/1993          $13,192           $14,266         $14,579       $11,450        0.29%         2.27%        0.14%
   07/31/1993          $13,124           $14,209         $14,672       $11,450       -0.40%         0.64%        0.00%
   08/31/1993          $13,552           $14,747         $15,009       $11,482        3.79%         2.30%        0.28%
   09/30/1993          $13,698           $14,634         $15,062       $11,506       -0.77%         0.35%        0.21%
   10/31/1993          $13,947           $14,937         $15,124       $11,553        2.07%         0.41%        0.41%
   11/30/1993          $13,834           $14,795         $14,953       $11,561       -0.95%         -1.13%       0.07%
   12/31/1993          $14,220           $14,974         $15,018       $11,561        1.21%         0.44%        0.00%
   01/31/1994          $14,677           $15,483         $15,244       $11,592        3.40%         1.50%        0.27%
   02/28/1994          $14,563           $15,063         $14,911       $11,632       -2.71%         -2.18%       0.34%
   03/31/1994          $14,094           $14,407         $14,546       $11,671       -4.36%         -2.45%       0.34%
   04/30/1994          $14,140           $14,591         $14,425       $11,688        1.28%         -0.83%       0.14%
   05/31/1994          $14,300           $14,830         $14,399       $11,696        1.64%         -0.18%       0.07%
   06/30/1994          $14,127           $14,467         $14,366       $11,736       -2.45%         -0.23%       0.34%
   07/31/1994          $14,382           $14,941         $14,654       $11,767        3.28%         2.00%        0.27%
   08/31/1994          $14,775           $15,554         $14,659       $11,814        4.10%         0.04%        0.40%
   09/30/1994          $14,602           $15,174         $14,438       $11,846       -2.44%         -1.51%       0.27%
   10/31/1994          $14,672           $15,516         $14,422       $11,854        2.25%         -0.11%       0.07%
   11/30/1994          $14,184           $14,951         $14,396       $11,870       -3.64%         -0.18%       0.13%
   12/31/1994          $14,288           $15,172         $14,491       $11,870        1.48%         0.66%        0.00%
   01/31/1995          $14,452           $15,565         $14,770       $11,917        2.59%         1.92%        0.40%
   02/28/1995          $14,943           $16,172         $15,112       $11,965        3.90%         2.32%        0.40%
   03/31/1995          $15,235           $16,650         $15,213       $12,005        2.95%         0.67%        0.33%
   04/30/1995          $15,305           $17,139         $15,426       $12,044        2.94%         1.40%        0.33%
   05/31/1995          $15,682           $17,825         $16,073       $12,068        4.00%         4.19%        0.20%
   06/30/1995          $15,952           $18,238         $16,201       $12,092        2.32%         0.80%        0.20%
   07/31/1995          $16,236           $18,844         $16,138       $12,092        3.32%         -0.39%       0.00%
   08/31/1995          $16,331           $18,891         $16,345       $12,124        0.25%         1.28%        0.26%
   09/30/1995          $16,638           $19,688         $16,511       $12,148        4.22%         1.02%        0.20%
   10/31/1995          $16,591           $19,617         $16,754       $12,188       -0.36%         1.47%        0.33%
   11/30/1995          $17,282           $20,478         $17,031       $12,180        4.39%         1.65%        -0.07%
   12/31/1995          $17,402           $20,873         $17,281       $12,171        1.93%         1.47%        -0.07%
   01/31/1996          $17,930           $21,583         $17,388       $12,243        3.40%         0.62%        0.59%
   02/29/1996          $18,098           $21,784         $17,020       $12,282        0.93%         -2.12%       0.32%
   03/31/1996          $18,314           $21,993         $16,877       $12,346        0.96%         -0.84%       0.52%
   04/30/1996          $18,652           $22,316         $16,760       $12,394        1.47%         -0.69%       0.39%
   05/31/1996          $18,942           $22,892         $16,732       $12,418        2.58%         -0.17%       0.19%
   06/30/1996          $19,027           $22,979         $16,954       $12,425        0.38%         1.33%        0.06%
   07/31/1996          $18,274           $21,963         $16,993       $12,449       -4.42%         0.23%        0.19%
   08/31/1996          $18,735           $22,427         $16,951       $12,472        2.11%         -0.25%       0.19%
   09/30/1996          $19,379           $23,689         $17,252       $12,512        5.63%         1.78%        0.32%
   10/31/1996          $19,647           $24,343         $17,654       $12,552        2.76%         2.33%        0.32%
   11/30/1996          $20,573           $26,184         $17,979       $12,576        7.56%         1.84%        0.19%
   12/31/1996          $20,432           $25,665         $17,780       $12,576       -1.98%         -1.11%       0.00%
   01/31/1997          $20,874           $27,269         $17,801       $12,616        6.25%         0.12%        0.32%
   02/28/1997          $20,751           $27,482         $17,838       $12,655        0.78%         0.21%        0.31%
   03/31/1997          $20,579           $26,352         $17,626       $12,687       -4.11%         -1.19%       0.25%
   04/30/1997          $20,851           $27,926         $17,883       $12,702        5.97%         1.46%        0.12%
   05/31/1997          $21,912           $29,626         $18,050       $12,695        6.09%         0.93%        -0.06%
   06/30/1997          $22,430           $30,954         $18,266       $12,710        4.48%         1.20%        0.12%
   07/31/1997          $23,644           $33,417         $18,825       $12,725        7.96%         3.06%        0.12%
   08/31/1997          $23,000           $31,546         $18,614       $12,749       -5.60%         -1.12%       0.19%
   09/30/1997          $24,127           $33,275         $18,907       $12,781        5.48%         1.57%        0.25%
   10/31/1997          $23,331           $32,163         $19,209       $12,813       -3.34%         1.60%        0.25%
   11/30/1997          $23,456           $33,653         $19,311       $12,806        4.63%         0.53%        -0.06%
   12/31/1997          $23,546           $34,231         $19,514       $12,790        1.72%         1.05%        -0.12%
   01/31/1998          $23,572           $34,611         $19,789       $12,814        1.11%         1.41%        0.19%
   02/28/1998          $24,508           $37,107         $19,749       $12,839        7.21%         -0.20%       0.19%
   03/31/1998          $24,925           $39,007         $19,811       $12,863        5.12%         0.31%        0.19%
   04/30/1998          $25,055           $39,401         $19,910       $12,886        1.01%         0.50%        0.18%
   05/31/1998          $24,742           $38,723         $20,123       $12,910       -1.72%         1.07%        0.18%
   06/30/1998          $25,069           $40,295         $20,328       $12,925        4.06%         1.02%        0.12%
   07/31/1998          $24,726           $39,864         $20,344       $12,941       -1.07%         0.08%        0.12%
   08/31/1998          $22,538           $34,100         $20,741       $12,956       -14.46%        1.95%        0.12%
   09/30/1998          $23,525           $36,285         $21,334       $12,972        6.41%         2.86%        0.12%
   10/31/1998          $24,665           $39,236         $21,183       $13,003        8.13%         -0.71%       0.24%
   11/30/1998          $25,618           $41,613         $21,310       $13,003        6.06%         0.60%        0.00%
   12/31/1998          $26,733           $44,010         $21,363       $12,995        5.76%         0.25%        -0.06%
   01/31/1999          $27,726           $45,850         $21,515       $13,026        4.18%         0.71%        0.24%
   02/28/1999          $26,733           $44,424         $21,003       $13,042       -3.11%         -2.38%       0.12%
   03/31/1999          $27,485           $46,201         $21,108       $13,081        4.00%         0.50%        0.30%
   04/30/1999          $28,293           $47,989         $21,160       $13,176        3.87%         0.25%        0.73%
   05/31/1999          $27,781           $46,856         $20,942       $13,176       -2.36%         -1.03%       0.00%
   06/30/1999          $28,841           $49,457         $20,877       $13,176        5.55%         -0.31%       0.00%
   07/31/1999          $28,760           $47,914         $20,819       $13,216       -3.12%         -0.28%       0.30%
   08/31/1999          $28,651           $47,674         $20,802       $13,248       -0.50%         -0.08%       0.24%
   09/30/1999          $28,218           $46,368         $20,990       $13,311       -2.74%         0.90%        0.48%
   10/31/1999          $28,953           $49,303         $21,044       $13,335        6.33%         0.26%        0.18%
   11/30/1999          $29,661           $50,304         $21,032       $13,343        2.03%         -0.06%       0.06%
   12/31/1999          $31,739           $53,267         $20,903       $13,343        5.89%         -0.61%

*Source: Standard & Poor's Micropal.


This graph compares the performance of Franklin Asset Allocation Fund - Class C, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 Index*, the Lehman Brothers Government Corporate Bond Index* and the CPI* from 5/3/99-12/31/99.

      DATE          FRANKLIN ASSET       S&P 500       LB GOV/CORP       CPI          S&P %          LB %        CPI %
                   ALLOCATION FUND                     BOND INDEX
--------------------------------------------------------------------------------------------------------------------------
   05/03/1999           $9,896           $10,000         $10,000       $10,000
   05/31/1999           $9,171           $9,764          $9,897        $10,000       -2.36%         -1.03%       0.00%
   06/30/1999          $10,076           $10,306         $9,866        $10,000        5.55%         -0.31%       0.00%
   07/31/1999          $10,038           $9,984          $9,839        $10,030       -3.12%         -0.28%       0.30%
   08/31/1999           $9,990           $9,934          $9,831        $10,054       -0.50%         -0.08%       0.24%
   09/30/1999           $9,833           $9,662          $9,919        $10,102       -2.74%         0.90%        0.48%
   10/31/1999          $10,090           $10,274         $9,945        $10,121        6.33%         0.26%        0.18%
   11/30/1999          $10,318           $10,482         $9,939        $10,127        2.03%         -0.06%       0.06%
   12/31/1999          $10,942           $11,100         $9,878        $10,127        5.89%         -0.61%

*Source: Standard & Poor's Micropal.




             Past performance does not guarantee future results.


FRANKLIN ASSET ALLOCATION FUND
Financial Highlights

                                                                                        Class A
                                                        ----------------------------------------------------------------------------
                                                                                Year Ended December 31,
                                                        ----------------------------------------------------------------------------
                                                          1999(a)           1998           1997             1996             1995
                                                        ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................      $9.96            $9.05          $8.32             $7.25            $6.11
                                                        ----------------------------------------------------------------------------
Income from investment operations:
 Net investment income .............................        .17              .18            .15               .14              .18
 Net realized and unrealized gains .................       1.67             1.03           1.10              1.11             1.14
                                                        ----------------------------------------------------------------------------
Total from investment operations ...................       1.84             1.21           1.25              1.25             1.32
                                                        ----------------------------------------------------------------------------
Less distributions from:
 Net investment income .............................       (.17)            (.19)          (.15)             (.15)            (.18)
 Net realized gains ................................       (.30)            (.11)          (.37)             (.03)              --
                                                        ----------------------------------------------------------------------------
Total distributions ................................       (.47)            (.30)          (.52)             (.18)            (.18)
                                                        ----------------------------------------------------------------------------
Net asset value, end of year .......................     $11.33            $9.96          $9.05             $8.32            $7.25
                                                        ============================================================================

Total return(b) ....................................      18.72%           13.54%         15.24%            17.41%           21.79%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $146,715         $108,268        $89,630           $56,867          $39,319
Ratios to average net assets:
 Expenses ..........................................       1.10%            1.13%          1.12%             1.21%            1.17%
 Net investment income .............................       1.60%            1.91%          1.73%             1.86%            2.86%
Portfolio turnover rate ............................      49.86%           54.28%         54.57%            60.11%           62.01%







(a)Based on average shares outstanding.

(b)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.




FRANKLIN ASSET ALLOCATION FUND
Financial Highlights (continued)


                                                                                                CLASS C
                                                                                          --------------------
                                                                                              YEAR ENDED
                                                                                          DECEMBER 31, 1999(C)
                                                                                          --------------------
PER SHARE OPERATING PERFORMANCE(a)
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................................................            $10.50
                                                                                          --------------------
Income from investment operations:
 Net investment income ...............................................................               .07
 Net realized and unrealized gains ...................................................              1.13
                                                                                          --------------------
Total from investment operations .....................................................              1.20
                                                                                          --------------------
Less distributions from:
 Net investment income ...............................................................              (.09)
 Net realized gains ..................................................................              (.30)
                                                                                          --------------------
Total distributions ..................................................................              (.39)
                                                                                          --------------------
Net asset value, end of year .........................................................            $11.31
                                                                                          ====================

TOTAL RETURN(b) ......................................................................             11.57%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................................................            $3,544
Ratios to average net assets:
 Expenses ............................................................................              1.85%(d)
 Net investment income ...............................................................              0.94%(d)
Portfolio turnover rate ..............................................................             49.86%



(a)Based on average shares outstanding.

(b)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)For the period May 1, 1999 (effective date) to December 31, 1999.

(d)Annualized





                     See notes to financial statements.

FRANKLIN ASSET ALLOCATION FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999




                                                                         COUNTRY         SHARES       VALUE
---------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 71.4%
   CONSUMER NON-DURABLES 4.6%
   Coca-Cola Co. ...................................................    United States    20,000    $  1,165,000
   Estee Lauder Cos., A ............................................    United States    35,000       1,765,313
   Nestle SA .......................................................      Switzerland       480         879,221
   Philip Morris Cos. Inc. .........................................    United States    40,000         927,500
   The Procter & Gamble Co. ........................................    United States    20,000       2,191,250
                                                                                                   ------------
                                                                                                      6,928,284
                                                                                                   ------------
   CONSUMER SERVICES 5.1%
(a)Charter Communications Inc., A ..................................    United States    80,000       1,750,000
(a)Clear Channel Communications Inc. ...............................    United States    15,000       1,338,750
   Time Warner Inc. ................................................    United States    30,000       2,173,125
(a)United Pan-Europe Communications NV, A ..........................     Netherlands     18,400       2,352,562
                                                                                                   ------------
                                                                                                      7,614,437
                                                                                                   ------------
   ELECTRONIC TECHNOLOGY 11.1%
(a)Cisco Systems Inc. ..............................................    United States    45,000       4,820,625
   Intel Corp. .....................................................    United States    20,000       1,646,250
   Linear Technology Corp. .........................................    United States    20,000       1,431,250
   Lucent Technologies Inc. ........................................    United States    35,000       2,618,438
   Motorola Inc. ...................................................    United States    20,000       2,945,000
   Symbol Technologies Inc. ........................................    United States    35,000       2,224,688
(a)Waters Corp. ....................................................    United States    20,000       1,060,000
                                                                                                   ------------
                                                                                                     16,746,251
                                                                                                   ------------

   ENERGY 5.0%
   Chevron Corp. ...................................................    United States    22,500       1,949,063
   Conoco Inc., B ..................................................    United States    29,999         746,225
   Devon Energy Corp. ..............................................    United States    40,000       1,315,000
   Exxon Corp. .....................................................    United States    27,500       2,215,469
   Schlumberger Ltd. ...............................................    United States    20,000       1,125,000
   Transocean Sedco Forex Inc. .....................................    United States     3,872         130,438
                                                                                                   ------------
                                                                                                      7,481,195
                                                                                                   ------------
   FINANCE 3.2%
   American International Group Inc. ...............................    United States    21,875       2,365,234
   Bank of America Corp. ...........................................    United States    30,000       1,505,625
   Wells Fargo Co. .................................................    United States    25,000       1,010,938
                                                                                                   ------------
                                                                                                      4,881,797
                                                                                                   ------------
   HEALTH SERVICES .9%
   IMS Health Inc. .................................................    United States    50,000       1,359,375
                                                                                                   ------------
   HEALTH TECHNOLOGY 8.1%
   Abbott Laboratories .............................................    United States    35,000       1,270,938
(a)Biogen Inc. .....................................................    United States    20,000       1,690,000
   Bristol-Myers Squibb Co. ........................................    United States    20,000       1,283,750
(a)Genentech Inc. ..................................................    United States    30,000       4,035,000
(a)Genzyme Corp., General Division .................................    United States    20,000         900,000
   Pfizer Inc. .....................................................    United States    10,000         324,375



FRANKLIN ASSET ALLOCATION FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)




                                                                    COUNTRY              SHARES         VALUE
-----------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   HEALTH TECHNOLOGY (CONT.)
   Roche Holding AG ..........................................       Switzerland             90      $  1,068,132
   Schering-Plough Corp. .....................................     United States         20,000           843,750
   Warner-Lambert Co. ........................................     United States         10,000           819,375
                                                                                                     ------------
                                                                                                       12,235,320
                                                                                                     ------------
   NON-ENERGY MINERALS 1.6%
   Barrick Gold Corp. ........................................         Canada            30,000           530,625
   Rio Tinto PLC, ADR ........................................     United Kingdom        20,000         1,895,000
                                                                                                     ------------
                                                                                                        2,425,625
                                                                                                     ------------
   PROCESS INDUSTRIES 2.6%
   Bowater Inc. ..............................................     United States         30,000         1,629,375
   E. I. du Pont de Nemours and Co. ..........................     United States         15,836         1,043,197
   Ecolab Inc. ...............................................     United States         30,000         1,173,750
                                                                                                     ------------
                                                                                                        3,846,322
                                                                                                     ------------
   PRODUCER MANUFACTURING 7.1%
   Deere & Co. ...............................................     United States         20,000           867,500
   General Electric Co. ......................................     United States         20,000         3,095,000
   Honeywell International Inc. ..............................     United States         28,125         1,622,461
   Illinois Tool Works Inc. ..................................     United States         35,000         2,364,688
   Minnesota Mining & Manufacturing Co. ......................     United States         15,000         1,468,125
   Pentair Inc. ..............................................     United States         31,000         1,193,500
                                                                                                     ------------
                                                                                                       10,611,274
                                                                                                     ------------
   REAL ESTATE 1.1%
   Equity Office Properties Trust ............................     United States         40,000           985,000
   Simon Property Group Inc. .................................     United States         30,000           688,125
                                                                                                     ------------
                                                                                                        1,673,125
                                                                                                     ------------
   RETAIL TRADE 6.9%
(a)Costco Cos. Inc. ..........................................     United States         20,000         1,825,000
   Dayton Hudson Corp. .......................................     United States         35,000         2,570,313
   Tiffany & Co. .............................................     United States         36,000         3,213,000
   Wal-Mart Stores Inc. ......................................     United States         40,000         2,765,000
                                                                                                     ------------
                                                                                                       10,373,313
                                                                                                     ------------
   TECHNOLOGY SERVICES 5.3%
(a)Computer Sciences Corp. ...................................     United States         20,000         1,892,500
(a)Equant NV, N.Y. shs. ......................................      Netherlands          20,000         2,240,000
   First Data Corp. ..........................................     United States         30,000         1,479,375
(a)Microsoft Corp. ...........................................     United States         20,000         2,335,000
                                                                                                     ------------
                                                                                                        7,946,875
                                                                                                     ------------
   TELECOMMUNICATIONS 3.5%
   AT&T Corp. ................................................     United States         40,000         2,030,000
   GTE Corp. .................................................     United States         30,000         2,116,875
   Swisscom AG ...............................................      Switzerland           2,870         1,160,615
                                                                                                     ------------
                                                                                                        5,307,490
                                                                                                     ------------

FRANKLIN ASSET ALLOCATION FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)




                                                                               COUNTRY                SHARES             VALUE
---------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   TRANSPORTATION .8%
   United Parcel Service Inc., B ...................................        United States              17,100          $1,179,900
                                                                                                                      -----------
   Utilities 4.5%
   Duke Energy Corp. ...............................................        United States              30,000           1,503,750
   Enron Corp. .....................................................        United States              60,000           2,662,500
(a)Kpnqwest NV .....................................................        Netherlands                21,500           1,370,625
   Montana Power Co. ...............................................        United States              35,200           1,269,400
                                                                                                                      -----------
                                                                                                                        6,806,275
                                                                                                                      -----------
   TOTAL COMMON STOCKS (COST $69,096,501) ..........................                                                  107,416,858
                                                                                                                      -----------
   CONVERTIBLE PREFERRED STOCKS 3.7%
   Apache Corp., 6.50%, cvt. pfd ...................................        United States              40,300           1,430,650
   Georgia-Pacific Corp., 7.50%, cvt. pfd ..........................        United States              35,500           1,814,938
(a)MediaOne Group Inc., 7.00%, cvt. pfd ............................        United States              33,300           1,598,400
   Tower Automotive Capital, 6.75%, cvt. pfd .......................        United States              20,000             730,000
                                                                                                                      -----------
   Total Convertible Preferred Stocks (Cost $5,210,244) ............                                                    5,573,988

                                                                                                                      -----------

                                                                                                     PRINCIPAL
                                                                                                     AMOUNT(c)
                                                                                                     ---------
BONDS .4%
Dayton Hudson Corp., 8.60%, 1/15/12 ...............................         United States            $250,000             270,998
Georgia-Pacific Corp., 9.125%, 7/01/22 ............................         United States             100,000             101,050
Pan-American Beverage Inc., senior note, 8.125%, 4/01/03 ..........         Mexico                    250,000             240,128
                                                                                                                      -----------
TOTAL BONDS (COST $596,005) .......................................                                                       612,176
                                                                                                                      -----------
CONVERTIBLE BONDS 1.4%
AT&T Corp. - Liberty Media Group cvt., 144A, 4.00%, 11/15/29 ......         United States           1,250,000           1,568,750
Thermo Electron Corp., cvt., 144A, 4.25%, 1/01/03 .................         United States             600,000             510,000
                                                                                                                      -----------
TOTAL CONVERTIBLE BONDS (COST $1,797,438) .........................                                                     2,078,750
                                                                                                                      -----------
U.S. GOVERNMENT AGENCY SECURITIES 2.2%
FNMA, 6.375%, 6/15/09 .............................................         United States           1,500,000           1,431,855
Freddie Mac, 5.75%, 4/15/08 .......................................         United States           2,000,000           1,837,108
                                                                                                                      -----------
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (COST $3,447,036) .........                                                     3,268,963
                                                                                                                      -----------
U.S. GOVERNMENT SECURITIES 10.4%
U.S. Treasury Bond, 8.00%, 11/15/21 ...............................         United States             250,000             283,672
U.S. Treasury Bond, 6.25%, 8/15/23 ................................         United States           2,900,000           2,735,970
U.S. Treasury Bond, 6.875%, 8/15/25 ...............................         United States           1,000,000           1,018,438
U.S. Treasury Bond, 6.00%, 2/15/26 ................................         United States           3,000,000           2,745,000
U.S. Treasury Note, 5.50%, 1/31/03 ................................         United States           2,000,000           1,953,125
U.S. Treasury Note, 7.25%, 5/15/04 ................................         United States           1,300,000           1,340,218
U.S. Treasury Note, 5.875%, 11/15/05 ..............................         United States           2,000,000           1,942,500
U.S. Treasury Note, 3.375%, 1/15/07 ...............................         United States           1,000,000           1,000,363
U.S. Treasury Note, 6.125%, 8/15/07 ...............................         United States           1,700,000           1,657,500
U.S. Treasury Strip, 11/15/21 .....................................         United States           4,000,000             924,991
                                                                                                                      -----------
TOTAL U.S. GOVERNMENT SECURITIES (COST $16,385,886) ...............                                                    15,601,777
                                                                                                                      -----------
TOTAL LONG TERM INVESTMENTS (COST $96,533,110) ....................                                                   134,552,512
                                                                                                                      -----------

FRANKLIN ASSET ALLOCATION FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)



                                                                                                         PRINCIPAL
                                                                                     COUNTRY              AMOUNT(c)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
   SHORT-TERM INVESTMENTS 4.0%
   FHLB, 2/02/00 (COST $5,970,773) .........................................       United States        $6,000,000        $5,973,900
                                                                                                                        ------------
   TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST $102,503,883) .......                                             140,526,412
                                                                                                                        ------------
(b)REPURCHASE AGREEMENT 6.4%
   Joint Repurchase Agreement, 2.582%, 12/31/99, (Maturity Value $9,538,337)
   (COST $9,536,285) .......................................................       United States         9,536,285         9,536,285
    Banc of America Securities LLC
    Barclays Capital Inc.
    Bear, Stearns & Co., Inc.
    Chase Securities Inc.
    Donaldson, Lufkin & Jenrette Securities Corp.
    Dresdner Kleinwort Benson, North America LLC
    Paribas Corporation
    Warburg Dillon Read LLC
                                                                                                                        ------------
    Collateralized by U.S. Treasury Bills & Notes
   TOTAL INVESTMENTS (COST $112,040,168) 99.9% .............................                                             150,062,697
   OTHER ASSETS, LESS LIABILITIES .1% ......................................                                                 196,298
                                                                                                                        ------------
   NET ASSETS 100.0% .......................................................                                            $150,258,995
                                                                                                                        ============



(a)Non-income producing.

(b)Investment is through participation in a joint account with other funds managed by the investment advisor. At December 31, 1999, all repurchase agreements held by the Fund had been entered into on that date.

(c)Securities traded in U.S. dollars unless otherwise indicated



                     See notes to financial statements.



FRANKLIN ASSET ALLOCATION FUND
Financial Statements

Statement of Assets and Liabilities
December 31, 1999



Assets:
 Investments in securities, at value (cost $112,040,168) ..............................................                 $150,062,697
                                                                                                                       ------------
 Receivables:
  Capital shares sold .................................................................................                      650,521
  Dividends and interest ..............................................................................                      452,478
                                                                                                                        ------------
      Total assets ....................................................................................                  151,165,696
                                                                                                                        ------------
Liabilities:
 Payables:
  Capital shares redeemed .............................................................................                      650,305
  Affiliates ..........................................................................................                      151,513
  Shareholders ........................................................................................                       68,711
 Other liabilities ....................................................................................                       36,172
                                                                                                                        ------------
      Total liabilities ...............................................................................                      906,701
                                                                                                                        ------------
       Net assets, at value                                                                                             $150,258,995
                                                                                                                        ============
Net assets consist of:
 Undistributed net investment income ..................................................................                      $53,840
 Net unrealized appreciation ..........................................................................                   38,022,529
 Accumulated net realized gain ........................................................................                    1,062,985
 Capital shares .......................................................................................                  111,119,641
                                                                                                                        ------------
      Net assets, at value ............................................................................                 $150,258,995
                                                                                                                        ============
CLASS A:
 Net asset value per share ($146,714,862 / 12,950,136 shares outstanding)* ............................                       $11.33
                                                                                                                        ============
 Maximum offering price per share ($11.33 / 94.25%) ...................................................                       $12.02
                                                                                                                        ============
CLASS C:
 Net asset value per share ($3,544,133 / 313,408 shares outstanding)* .................................                       $11.31
                                                                                                                        ============
 Maximum offering price per share ($11.31 / 99.00%) ...................................................                       $11.42
                                                                                                                        ============


*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.


FRANKLIN ASSET ALLOCATION FUND
Financial Statements (continued)

Statement of Operations
for the year ended December 31, 1999


Investment income:
(net of foreign taxes of $22,328)
 Dividends .............................................................................       $ 1,135,624
 Interest ..............................................................................         2,241,715
                                                                                               -----------
      Total investment income ..........................................................         3,377,339
                                                                                               -----------
Expenses:
 Management fees (Note 3) ..............................................................           757,931
 Distribution fees (Note 3)
  Class A ..............................................................................           310,818
  Class C ..............................................................................             9,012
 Transfer agent fees (Note 3) ..........................................................           176,003
 Custodian fees ........................................................................             7,083
 Reports to shareholders ...............................................................            41,422
 Registration and filing fees ..........................................................            40,018
 Professional fees .....................................................................            30,007
 Trustees' fees and expenses ...........................................................             3,897
 Other .................................................................................             6,790
                                                                                               -----------
      Total expenses ...................................................................         1,382,981
                                                                                               -----------
       Net investment income ...........................................................         1,994,358
                                                                                               -----------
Realized and unrealized gains:
 Net realized gain from:
  Investments ..........................................................................         4,516,192
  Transactions in written options which expired or were closed (Note 5) ................            41,428
  Foreign currency transactions ........................................................             6,945
                                                                                               -----------
      Net realized gain ................................................................         4,564,565
 Net unrealized appreciation on investments ............................................        15,843,406
                                                                                               -----------
Net realized and unrealized gain .......................................................        20,407,971
                                                                                               -----------
Net increase in net assets resulting from operations ...................................       $22,402,329
                                                                                               ===========


                     See notes to financial statements.

FRANKLIN ASSET ALLOCATION FUND
Financial Statements (continued)

Statements of Changes in Net Assets
for the years ended December 31, 1999 and 1998


                                                                                                     1999                    1998
                                                                                                -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..............................................................            $1,994,358             $1,905,517
  Net realized gain from investments, options, and foreign currency transactions .....             4,564,565              1,166,727
  Net unrealized appreciation on investments .........................................            15,843,406              9,935,854
                                                                                                -----------------------------------
      Net increase in net assets resulting from operations ...........................            22,402,329             13,008,098
 Distributions to shareholders from:
  Net investment income:
   Class A ...........................................................................            (1,969,117)            (1,984,332)
   Class C ...........................................................................               (14,119)                  --
  Net realized gains:
   Class A ...........................................................................            (3,775,397)            (1,213,212)
   Class C ...........................................................................               (76,530)                  --
                                                                                                -----------------------------------
 Total distributions to shareholders .................................................            (5,835,163)            (3,197,544)
 Capital share transactions: (Note 2)
  Class A ............................................................................            22,098,801              8,827,148
  Class C ............................................................................             3,325,142                   --
                                                                                                -----------------------------------
 Total capital share transactions ....................................................            25,423,943              8,827,148
      Net increase in net assets .....................................................            41,991,109             18,637,702
Net assets
 Beginning of year ...................................................................           108,267,886             89,630,184
                                                                                                -----------------------------------
 End of year .........................................................................          $150,258,995           $108,267,886
                                                                                                ===================================
Undistributed net investment income included in net assets:
 End of year .........................................................................               $53,840                $35,773
                                                                                                ===================================


                       See notes to financial statements.


FRANKLIN ASSET ALLOCATION FUND
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Asset Allocation Fund (the Trust) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company, consisting of one fund (the Fund). The investment objective of the Fund is total return. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. OPTIONS:

In order to produce incremental income or protect against changes in the value of the underlying securities, the Fund may buy and sell put and call options, and write put and covered call options.

The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. When an option is exercised, the cost of the security for a purchased put or call option is adjusted by the amount of the premium received or paid. The Fund also has the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Premiums received by the Fund upon writing put or covered call options are recorded as an asset and an equivalent liability which is subsequently adjusted daily to equal the current market value of the option written. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. All collateral covering written options are held in a segregated account by the custodian bank.

FRANKLIN ASSET ALLOCATION FUND
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

e. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

Effective May 1, 1999, the Fund offers two classes of shares: Class A and Class
C. Outstanding shares before that date were designated as Class A shares. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 1999, there were an unlimited number of shares authorized (no par value). Transactions in the Fund's shares were as follows:

FRANKLIN ASSET ALLOCATION FUND
Notes to Financial Statements (continued)

                                                                                 Year Ended December 31,
                                                          --------------------------------------------------------------------------
                                                                      1999                                     1998
                                                          --------------------------------------------------------------------------
                                                             Shares             Amount                Shares              Amount
                                                          --------------------------------------------------------------------------
CLASS A SHARES:
Shares sold ....................................           5,839,883          $61,426,546            4,374,604          $40,768,517
Shares issued in reinvestment of distributions .             478,601            5,160,095              301,346            2,874,984
Shares redeemed ................................          (4,235,173)         (44,487,840)          (3,711,329)         (34,816,353)
                                                          --------------------------------------------------------------------------
Net increase ...................................           2,083,311          $22,098,801              964,621           $8,827,148
                                                          ==========================================================================
CLASS C SHARES:*
Shares sold ....................................             323,668           $3,434,754
Shares issued in reinvestment of distributions .               7,939               86,580
Shares redeemed ................................             (18,199)            (196,192)
                                                          --------------------------------
Net increase ...................................             313,408           $3,325,142
                                                          ================================



* For the period May 1, 1999 (effective date) to December 31, 1999.


FRANKLIN ASSET ALLOCATION FUND
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers or directors of Franklin Advisers, Inc. (Advisers), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment advisor, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays an investment management fee to Advisers based on the net assets of the Fund as follows:

       ANNUALIZED
        FEE RATE       MONTH-END NET ASSETS
       -------------------------------------------------------------------
          .625%        First $100 million
          .500%        Over $100 million, up to and including $250 million
          .450%        In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% and 1.00% per year of its average daily net assets of Class A and Class C, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of the Fund shares, and received contingent deferred sales charges for the year of $26,843 and $3,969, respectively.

The Fund paid transfer agent fees of $176,003, of which $153,550 was paid to Investor Services.



4. INCOME TAXES

At December 31, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes of $112,075,776 was as follows:

        Unrealized appreciation ........  $41,360,663
        Unrealized depreciation ........   (3,373,742)
                                          -----------
        Net unrealized appreciation ....  $37,986,921
                                          ===========

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatment of wash sales and foreign currency transactions.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1999 aggregated $75,437,895 and $52,507,916, respectively.

FRANKLIN ASSET ALLOCATION FUND
Notes to Financial Statements (continued)

5. INVESTMENT TRANSACTIONS (cont.)

Transactions in written options for the year ended December 31, 1999 were as follows:

                                                        PREMIUMS
                                        NUMBER OF       RECEIVED
                                        CONTRACTS        (PAID)
                                        -------------------------
        Options outstanding at
         December 31, 1998.............     362       $ 161,759
        Options written................   2,200       1,092,140
        Options expired................    (300)       (133,346)
        Options exercised..............  (1,262)       (614,369)
        Options closed.................  (1,000)       (506,184)
                                        -------------------------
        Options outstanding at
         December 31, 1999.............     --        $      --
                                        =========================

6. CREDIT FACILITY

Certain Franklin Templeton Funds, including Franklin Asset Allocation Fund, are participants in a $750 million senior unsecured credit agreement for temporary or emergency purposes. The termination date of the agreement is March 1, 2000. Interest is calculated on the Fund's borrowings at market rates. At December 31, 1999, the Fund had not utilized this credit facility.



FRANKLIN ASSET ALLOCATION FUND
Independent Auditors' Report

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
FRANKLIN ASSET ALLOCATION FUND:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Asset Allocation Fund (the
Fund) at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles in the United States. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

San Francisco, California
February 3, 2000


FRANKLIN ASSET ALLOCATION FUND
Tax Designation


Under Section 852(b)(3)(c) of the Internal Revenue Code, the Fund hereby designates $3,227,452, as a capital gain dividend for the fiscal year ended December 31, 1999.

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 30.03% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 1999.









SHAREHOLDER LETTER



Your Fund's Goal: Franklin Asset Allocation Fund seeks to provide total return through investment in common stocks, investment-grade corporate and U.S. government bonds, short-term money market instruments, securities of foreign issuers, and real estate securities.


Dear Shareholder:

We are pleased to bring you this semiannual report of Franklin Asset Allocation Fund for the six months ended June 30, 2000. During this time, the U.S. economy continued to strengthen, and consumer spending and energy costs rose while unemployment sank to a 30-year low. Concerned about the possibility of increased inflation, the Federal Reserve Board (the Fed) boosted the federal funds target rate three times during the period, leaving it at 6.50% on June 30, 2000. During the latter part of the period, some economic data indicated that the Fed's actions have begun to take hold and that the economy's growth may have begun to slow to a more sustainable pace.

Although U.S. equity markets reached record highs during the first part of the reporting period, they suffered severe declines in March and April, due largely to fears of inflation



CONTENTS

Shareholder Letter ..................................................       1

Performance Summary .................................................       6

Financial Highlights & Statement of Investments .....................       8

Financial Statements ................................................      14

Notes to Financial Statements .......................................      17



                              [FUND PYRAMID CHART]



The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 10.

[ASSETS PIE CHART]

                                ASSET ALLOCATION
                           Based on Total Net Assets
                                    6/30/00

Equity.....................................     72.0%
Fixed-Income Securities....................     13.8%
Short-Term Investments & Other Net Assets..     14.2%



and rising interest rates and some re-thinking of technology stock valuations. But by June, many stocks achieved a comeback, and at period's end, the Standard & Poor's 500(R) (S&P 500(R)) Index was only slightly lower than it had been on January 1.

U.S. bond markets displayed conflicting results during the period. Although rising interest rates generally had a negative impact on bond prices, the 30-year Treasury bond performed well due to a supply/demand imbalance that began when the government announced a sustained buyback program of these securities.

Within this environment, Franklin Asset Allocation Fund - Class A delivered a -0.48% six-month cumulative total return, as shown in the Performance Summary on page 6. The S&P 500 Index and the Lehman Brothers Government/Corporate Bond Index, the Fund's benchmarks, posted returns of -0.42% and 4.18%, respectively, for the same period.(1)

The Fund performed in line with the S&P 500 during the period while underperforming the Lehman Brothers/Corporate Bond Index due to our overweighting of stocks versus bonds. As the chart to the left shows, on June 30, 2000, 72.0% of our portfolio was composed of equities, 13.8% of fixed-income securities and 14.2% of short-term investments and other net assets.





(1.) Source: Standard & Poor's Micropal. The S&P 500 Composite Index measures the performance of 500 domestic stocks. The Lehman Brothers Government/Corporate Bond Index includes fixed rate debt issues rated investment grade or higher by Moody's, S&P, or Fitch. Indexes are unmanaged and include reinvested dividends and interest. One cannot invest directly in an index.

Throughout the period, we adhered to a top-down investment strategy, using quantitative, technical and fundamental analyses to identify economic sectors that we believed offered the best opportunity for achieving the Fund's goal. We also sought to diversify our investments among different asset classes in order to reduce the impact of a particular asset class on the Fund. However, after selecting the sectors and asset classes in which the Fund should invest, we used a bottom-up strategy to select individual companies, considering factors such as price-to-earnings ratio, management quality and industry leadership.

During the six months under review, we added to established positions in basic materials and capital goods by increasing our holdings in General Electric and Deere & Co. Anticipating interest-rate increases, we increased our exposure to defensive industries by adding to our existing holdings in Philip Morris and Coca-Cola. In addition, we took advantage of the meltdown in technology stocks by initiating positions in industry leaders such as EMC and Oracle. In our opinion, the convergence of voice, video and data technologies should drive attractive long-term performance of these stocks.

Throughout the period, we were underweighted in consumer cyclicals and financials -- industry groups that are usually harmed by rising interest rates. And although we remained underweighted in the health care sector relative to the S&P 500, we did find value in some pharmaceutical stocks and purchased additional shares of Schering-Plough during market dips.



TOP 10 SECTORS
 6/30/00

                                 % OF TOTAL
SECTOR                           NET ASSETS
Electronic Technology              12.4%

Health Technology                   8.7%

Utilities                           7.4%

Process Industries                  6.0%

Producer Manufacturing              5.2%

Technology Services                 4.9%

Consumer Non-Durables               4.5%

Energy Minerals                     4.3%

Consumer Services                   3.8%

Retail Trade                        3.7%

TOP 10 EQUITY HOLDINGS
6/30/00

COMPANY                      % OF TOTAL
SECTOR                       NET ASSETS
----------------------------------------
Cisco Systems Inc.             3.7%
Electronic Technology

Genentech Inc.                 3.2%
Health Technology

General Electric Co.           2.9%
Process Industries

Enron Corp.                    2.4%
Utilities

Symbol Technologies Inc.       1.7%
Electronic Technology

Intel Corp.                    1.6%
Electronic Technology

American International
Group Inc.                     1.6%
Finance

Linear Technology Corp.        1.6%
Electronic Technology

Waters Corp.                   1.5%
Electronic Technology

Pfizer Inc.                    1.5%
Health Technology


Due to the rising interest-rate environment, we did not significantly alter our bond portfolio during the reporting period. The Fund's performance benefited from the increase in value of 30-year Treasury bonds, but until the direction of the U.S. economy becomes clearer, we expect to hold to an equity-focused strategy. However, if the economy demonstrates any real evidence of slowing, we will consider increasing the Fund's bond weightings in the future.

Looking forward, rising interest rates and election year uncertainties could continue to face off against a robust economy that has used technology to increase profits and productivity. If the Fed continues to raise interest rates, corporate earnings could be negatively impacted. Election years traditionally have been periods of ambiguity, and the markets generally do not like surprises. Any volatility in the equity markets could present our analysts with unique opportunities to discover undervalued stocks with the potential to provide attractive long-term returns for the Fund's shareholders.

We appreciate your participation in Franklin Asset Allocation Fund and welcome your comments and suggestions.

Sincerely,



/s/ R. Martin Wiskemann


R. Martin Wiskemann
Portfolio Manager
Franklin Asset Allocation Fund



--------------------------------------------------------------------------------
R. MARTIN WISKEMANN

R. Martin Wiskemann is senior vice president of Franklin Management, Inc. and executive vice president and director of Franklin Advisers, Inc. He received a degree in business administration from the Handelsschule of the State of Zurich, Switzerland and he is a member of the Financial Analysts Federation and the Security Analysts of San Francisco.
--------------------------------------------------------------------------------



This discussion reflects our views, opinions and portfolio holdings as of June 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.



SIX-MONTH PERFORMANCE SUMMARY
AS OF 6/30/00


Six-month total return does not include sales charges. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


CLASS A
Six-Month Total Return             -0.48%
Net Asset Value (NAV)              $11.12 (6/30/00)           $11.33 (12/31/99)
Change in NAV                      -$0.21
Distributions (1/1/00-6/30/00)     Dividend Income            $0.0800
                                   Long-Term Capital Gain     $0.0774
                                   ----------------------------------
                                   Total                      $0.1574

CLASS C
Six-Month Total Return             -0.88%
Net Asset Value (NAV)              $11.09 (6/30/00)           $11.31 (12/31/99)
Change in NAV                      -$0.22
Distributions (1/1/00-6/30/00)     Dividend Income            $0.0444
                                   Long-Term Capital Gain     $0.0774
                                   ----------------------------------
                                   Total                      $0.1218


Past performance does not guarantee future results.


ADDITIONAL PERFORMANCE
AS OF 6/30/00


                                                                                      INCEPTION
CLASS A                            1-YEAR           5-YEAR(6)        10-YEAR(6)      (12/5/51)(6)
----------------------------------------------------------------------------------------------
Cumulative Total Return(1)         +9.52%           +98.01%          +231.35%        +8,695.86%

Average Annual Total Return(2)     +3.21%           +13.29%           +12.07%            +9.52%

Value of $10,000 Investment(3)    $10,321          $18,665           $31,241          $829,799


                                                                                    INCEPTION
CLASS C                                                             1-YEAR          (5/3/99)
----------------------------------------------------------------------------------------------
Cumulative Total Return(1)                                          +8.62%           +10.59%

Average Annual Total Return(2)                                      +6.52%            +7.20%

Value of $10,000 Investment(3)                                     $10,652          $10,846


SHARE CLASS                                                            A                C
----------------------------------------------------------------------------------------------
Distribution Rate(4)                                                 1.39%            0.91%

30-Day Standardized Yield(5)                                         1.53%            0.86%


(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

(4.) Distribution rate is based on the respective class's 12 months' dividends and the maximum offering price on 6/30/00.

(5.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 6/30/00.

(6.) On July 3, 1996, the Fund amended its investment objective from total return and secondarily reduced risk over time.



--------------------------------------------------------------------------------
Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton at 1-800/342-5236.


Past performance does not guarantee future results.

FRANKLIN ASSET ALLOCATION FUND
Financial Highlights


                                                                                          CLASS A
                                                  ---------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED                      YEAR ENDED DECEMBER 31,
                                                    JUNE 30, 2000     -------------------------------------------------------------
                                                     (UNAUDITED)        1999         1998          1997         1996        1995
                                                  ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........        $  11.33       $   9.96     $   9.05      $   8.32     $   7.25    $   6.11
                                                  ---------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a)......................             .09            .17          .18           .15          .14         .18
 Net realized and unrealized gains (losses) ...            (.14)          1.67         1.03          1.10         1.11        1.14
                                                  ---------------------------------------------------------------------------------
Total from investment operations ..............            (.05)          1.84         1.21          1.25         1.25        1.32
                                                  ---------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................            (.08)          (.17)        (.19)         (.15)        (.15)       (.18)
 Net realized gains ...........................            (.08)          (.30)        (.11)         (.37)        (.03)         --
                                                  ---------------------------------------------------------------------------------
Total distributions ...........................            (.16)          (.47)        (.30)         (.52)        (.18)       (.18)
                                                  ---------------------------------------------------------------------------------
Net asset value, end of period ................        $  11.12       $  11.33     $   9.96      $   9.05     $   8.32    $   7.25

Total return(b)................................            (.48% )       18.72%       13.54%        15.24%       17.41%      21.79%
                                                  =================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............        $154,922       $146,715     $108,268      $ 89,630     $ 56,867    $ 39,319
Ratios to average net assets:
 Expenses .....................................            1.10%(c)       1.10%        1.13%         1.12%        1.21%       1.17%
 Net investment income ........................            1.50%(c)       1.60%        1.91%         1.73%        1.86%       2.86%
Portfolio turnover rate .......................            5.28%         49.86%       54.28%        54.57%       60.11%      62.01%


(a)  Based on average shares outstanding effective year ended December 31, 1999.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Annualized

FRANKLIN ASSET ALLOCATION FUND
Financial Highlights (continued)

                                                                        CLASS C
                                                       --------------------------------------------
                                                       SIX MONTHS ENDED
                                                        JUNE 30, 2000             YEAR ENDED
                                                         (UNAUDITED)           DECEMBER 31, 1999(d)
                                                       --------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........            $   11.31              $   10.50
                                                           ---------              ---------
Income from investment operations:
 Net investment income(a)......................                  .04                    .07
 Net realized and unrealized gains (losses) ...                 (.14)                  1.13
                                                           ---------              ---------
Total from investment operations ..............                 (.10)                  1.20
                                                           ---------              ---------
Less distributions from:
 Net investment income ........................                 (.04)                  (.09)
 Net realized gains ...........................                 (.08)                  (.30)
                                                           ---------              ---------
Total distributions ...........................                 (.12)                  (.39)
                                                           ---------              ---------
Net asset value, end of period ................            $   11.09              $   11.31
                                                           =========              =========

Total return(b)................................                 (.88%)                11.57%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............            $   7,943              $   3,544
Ratios to average net assets:
 Expenses .....................................                 1.85%(c)               1.85%(c)
 Net investment income ........................                 0.80%(c)               0.94%(c)
Portfolio turnover rate .......................                 5.28%                 49.86%


(a)  Based on average shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Annualized

(d)  For the period May 1, 1999 (effective date) to December 31, 1999.


                       See notes to financial statements.

FRANKLIN ASSET ALLOCATION FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2000 (UNAUDITED)


                                                                                      SHARES                VALUE
-------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 68.8%
    CONSUMER NON-DURABLES 4.5%
    Coca-Cola Co. .........................................................            40,000          $  2,297,500
    Estee Lauder Cos. Inc., A .............................................            35,000             1,730,313
 (a)Givaudan AG (Switzerland) .............................................                90                27,480
    Nestle SA (Switzerland) ...............................................               480               963,778
    Philip Morris Cos. Inc. ...............................................            60,000             1,593,750
    Procter & Gamble Co. ..................................................            13,000               744,250
                                                                                                       ------------
                                                                                                          7,357,071
                                                                                                       ------------
    CONSUMER SERVICES 3.8%
 (a)Charter Communications Inc., A ........................................            80,000             1,315,000
 (a)Clear Channel Communications Inc. .....................................            15,000             1,125,000
    Time Warner Inc. ......................................................            30,000             2,280,000
 (a)United Pan-Europe Communications NV, A (Netherlands) ..................            55,200             1,449,262
                                                                                                       ------------
                                                                                                          6,169,262
                                                                                                       ------------
    ELECTRONIC TECHNOLOGY 12.4%
 (a)Cisco Systems Inc. ....................................................            94,000             5,974,875
 (a)EMC Corp. .............................................................            24,000             1,846,500
    Intel Corp. ...........................................................            20,000             2,673,750
    Linear Technology Corp. ...............................................            40,000             2,557,500
    Motorola Inc. .........................................................            60,000             1,743,750
    Symbol Technologies Inc. ..............................................            52,500             2,835,000
 (a)Waters Corp. ..........................................................            20,000             2,496,250
                                                                                                       ------------
                                                                                                         20,127,625
                                                                                                       ------------
    ENERGY MINERALS 4.3%
    Chevron Corp. .........................................................            22,500             1,908,281
    Conoco Inc., B ........................................................            29,999               736,850
    Devon Energy Corp. ....................................................            40,000             2,247,500
    Exxon Mobil Corp. .....................................................            27,500             2,158,750
                                                                                                       ------------
                                                                                                          7,051,381
                                                                                                       ------------
    FINANCE 3.4%
    American International Group Inc. .....................................            21,875             2,570,313
    Bank of America Corp. .................................................            30,000             1,290,000
    Wells Fargo & Co. .....................................................            45,000             1,743,750
                                                                                                       ------------
                                                                                                          5,604,063
                                                                                                       ------------
    HEALTH SERVICES .6%
    IMS Health Inc. .......................................................            50,000               900,000
                                                                                                       ------------
    HEALTH TECHNOLOGY 8.7%
    Abbott Laboratories ...................................................            35,000             1,559,688
    Bristol-Myers Squibb Co. ..............................................            20,000             1,165,000
 (a)Genentech Inc. ........................................................            30,000             5,160,000
 (a)Genzyme Corp. .........................................................            20,000             1,188,750
    Pfizer Inc. ...........................................................            51,250             2,460,000


FRANKLIN ASSET ALLOCATION FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2000 (UNAUDITED) (CONT.)



                                                                                      SHARES                VALUE
-------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    HEALTH TECHNOLOGY (CONT.)
    Roche Holding AG (Switzerland) ........................................                90           $   878,913
    Schering-Plough Corp. .................................................            35,000             1,767,500
                                                                                                       ------------
                                                                                                         14,179,851
                                                                                                       ------------
    INDUSTRIAL SERVICES 1.1%
    Schlumberger Ltd. .....................................................            20,000             1,492,500
    Transocean Sedco Forex Inc. ...........................................             3,872               206,910
                                                                                                       ------------
                                                                                                          1,699,410
                                                                                                       ------------
    NON-ENERGY MINERALS 1.1%
    Barrick Gold Corp. (Canada) ...........................................            30,000               545,625
    Rio Tinto PLC, ADR (United Kingdom) ...................................            20,000             1,305,000
                                                                                                       ------------
                                                                                                          1,850,625
                                                                                                       ------------
    PROCESS INDUSTRIES 6.0%
    Bowater Inc. ..........................................................            30,000             1,323,750
    Cambrex Corp. .........................................................            40,000             1,800,000
    E. I. du Pont de Nemours and Co. ......................................            15,836               692,825
    Ecolab Inc. ...........................................................            30,000             1,171,875
    General Electric Co. ..................................................            90,000             4,770,000
                                                                                                       ------------
                                                                                                          9,758,450
                                                                                                       ------------
    PRODUCER MANUFACTURING 5.2%
 (a)Ballard Power Systems Inc. (Canada) ...................................            14,000             1,257,375
    Deere & Co. ...........................................................            35,000             1,295,000
    Honeywell International Inc. ..........................................            47,625             1,604,367
    Illinois Tool Works Inc. ..............................................            35,000             1,995,000
    Minnesota Mining & Manufacturing Co. ..................................            15,000             1,237,500
    Pentair Inc. ..........................................................            31,000             1,100,500
                                                                                                       ------------
                                                                                                          8,489,742
                                                                                                       ------------
    REAL ESTATE 1.1%
    Equity Office Properties Trust ........................................            40,000             1,102,500
    Simon Property Group Inc. .............................................            30,000               665,625
                                                                                                       ------------
                                                                                                          1,768,125
                                                                                                       ------------
    RETAIL TRADE 3.7%
 (a)Costco Wholesale Corp. ................................................            50,000             1,650,000
    Target Corp. ..........................................................            35,000             2,030,000
    Wal-Mart Stores Inc. ..................................................            40,000             2,305,000
                                                                                                       ------------
                                                                                                          5,985,000
                                                                                                       ------------
    TECHNOLOGY SERVICES 4.9%
 (a)America Online Inc. ...................................................            10,000               527,500
 (a)Computer Sciences Corp. ...............................................            25,000             1,867,188
 (a)Equant NV, N.Y. shs. (Netherlands) ....................................            20,000               860,000
    First Data Corp. ......................................................            30,000             1,488,750

FRANKLIN ASSET ALLOCATION FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2000 (UNAUDITED) (CONT.)


                                                                                      SHARES                VALUE
-------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    TECHNOLOGY SERVICES (CONT.)
 (a)Microsoft Corp. .......................................................            20,000          $  1,600,000
 (a)Oracle Corp. ..........................................................            19,000             1,597,188
                                                                                                       ------------
                                                                                                          7,940,626
                                                                                                       ------------
    TRANSPORTATION .6%
    United Parcel Service Inc., B .........................................            17,100             1,008,900
                                                                                                       ------------
    UTILITIES 7.4%
    AT&T Corp. ............................................................            50,000             1,581,250
    Duke Energy Corp. .....................................................            30,000             1,691,250
    Enron Corp. ...........................................................            60,000             3,870,000
    GTE Corp. .............................................................            30,000             1,867,500
 (a)KPNQwest NV (Netherlands) .............................................            21,500               851,938
    Montana Power Co. .....................................................            35,200             1,243,000
    Swisscom AG (Switzerland) .............................................             2,870               997,202
                                                                                                       ------------
                                                                                                         12,102,140
                                                                                                       ------------
    TOTAL COMMON STOCKS (COST $79,119,603).................................                             111,992,271
                                                                                                       ------------
    CONVERTIBLE PREFERRED STOCKS 3.2%
    Apache Corp., 6.50%, cvt. pfd. ........................................            40,300             2,085,525
    Georgia-Pacific Corp., 7.50%, cvt. pfd. ...............................            35,500             1,136,000
    MediaOne Group Inc., 7.00%, cvt. pfd. .................................            33,300             1,348,650
    Tower Automotive Capital, 6.75%, cvt. pfd. ............................            20,000               632,500
                                                                                                       ------------
    TOTAL CONVERTIBLE PREFERRED STOCKS (COST $5,210,244)                                                  5,202,675
                                                                                                       ------------

                                                                                     PRINCIPAL
                                                                                      AMOUNT*
                                                                                  -------------
    BONDS .4%
    Georgia-Pacific Corp., 9.125%, 7/01/22 ................................        $  100,000                96,084
    PanAmerican Beverage Inc., senior note, 8.125%, 4/01/03 (Mexico) ......           250,000               237,170
    Target Corp., 8.60%, 1/15/12 ..........................................           250,000               265,967
                                                                                                       ------------
    TOTAL BONDS (COST $596,005)............................................                                 599,221
                                                                                                       ------------
    CONVERTIBLE BONDS 1.4%
    Liberty Media Corp., cvt., 4.00%, 11/15/29 (convertible into Sprint PCS)        1,250,000             1,775,000
    Thermo Electron Corp., cvt., 144A, 4.25%, 1/01/03 .....................           600,001               555,750
                                                                                                       ------------
    TOTAL CONVERTIBLE BONDS (COST $1,805,406)..............................                               2,330,750
                                                                                                       ------------
    U.S. GOVERNMENT AGENCY SECURITIES 2.0%
    Federal Home Loan Mortgage Corp., 5.75%, 4/15/08 ......................         2,000,000             1,836,608
    Federal National Mortgage Association, 6.375%, 6/15/09 ................         1,500,000             1,423,871
                                                                                                       ------------
    TOTAL U.S. GOVERNMENT AGENCY SECURITIES (COST $3,447,854)..............                               3,260,479
                                                                                                       ------------
    U.S.GOVERNMENT SECURITIES 10.0%
    U.S. Treasury Bond, 8.00%, 11/15/21 ...................................           250,000               301,797
    U.S. Treasury Bond, 6.25%, 8/15/23 ....................................         2,900,000             2,919,031
    U.S. Treasury Bond, 6.875%, 8/15/25 ...................................         1,000,000             1,087,500
    U.S. Treasury Bond, 6.00%, 2/15/26 ....................................         3,000,000             2,933,436
    U.S. Treasury Note, 5.50%, 1/31/03 ....................................         2,000,000             1,958,750

FRANKLIN ASSET ALLOCATION FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2000 (UNAUDITED) (CONT.)


                                                                                     PRINCIPAL
                                                                                      AMOUNT*               VALUE
-------------------------------------------------------------------------------------------------------------------
    U.S.GOVERNMENT SECURITIES (CONT.)
    U.S. Treasury Note, 7.25%, 5/15/04 ....................................       $ 1,300,000          $  1,340,625
    U.S. Treasury Note, 5.875%, 11/15/05 ..................................         2,000,000             1,966,250
    U.S. Treasury Note, 3.375%, 1/15/07 ...................................         1,000,000             1,037,328
    U.S. Treasury Note, 6.125%, 8/15/07 ...................................         1,700,000             1,690,438
    U.S. Treasury Strip, 11/15/21 .........................................         4,000,000             1,080,596
                                                                                                       ------------
    TOTAL U.S. GOVERNMENT SECURITIES (COST $16,428,328)....................                              16,315,751
                                                                                                       ------------
    TOTAL LONG TERM INVESTMENTS (COST $106,607,440)........................                             139,701,147
                                                                                                       ------------
 (b)REPURCHASE AGREEMENT 13.8%
    Joint Repurchase Agreement, 6.563%, 7/03/00, (Maturity Value $22,495,650)
     (COST $22,483,353) ...................................................        22,483,353            22,483,353
     Banc of America Securities LLC (Maturity Value $644,500)
     Barclays Capital Inc. (Maturity Value $2,292,082)
     Bear, Stearns & Co., Inc. (Maturity Value $1,222,413)
     Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $2,292,082)
     Dresdner Kleinwort Benson, North America LLC (Maturity Value $2,292,082)
     Goldman, Sachs & Co. (Maturity Value $2,292,082)
     Greenwich Capital Inc. (Maturity Value $763,951)
     Lehman Brothers Inc. (Maturity Value $2,292,082)
     Nesbitt Burns Securities Inc. (Maturity Value $2,292,082)
     Paine Webber Inc. (Maturity Value $1,528,130)
     Paribas Corporation (Maturity Value $2,292,082)
     Warburg Dillon Read LLC (Maturity Value $2,292,082)
      Collateralized by U.S. Treasury Bills & Notes
                                                                                                       ------------
    TOTAL INVESTMENTS (COST $129,090,793) 99.6% ...........................                             162,184,500
    OTHER ASSETS, LESS LIABILITIES .4% ....................................                                 680,384
                                                                                                       ------------
    NET ASSETS 100.0% .....................................................                            $162,864,884
                                                                                                       ============

 *   The principal amount is stated in U.S. dollars unless otherwise indicated.

(a)  Non-income producing.

(b)  See Note 1(c) regarding joint repurchase agreement.


                       See notes to financial statements.

FRANKLIN ASSET ALLOCATION FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $106,607,440) .................        $139,701,147
 Repurchase agreements, at value and cost ................................          22,483,353
 Receivables:
  Capital shares sold ....................................................             760,282
  Dividends and interest .................................................             472,677
                                                                                  ------------
      Total assets .......................................................         163,417,459
                                                                                  ------------
Liabilities:
 Payables:
  Capital shares redeemed ................................................             205,271
  Affiliates .............................................................             153,368
  Shareholders ...........................................................             191,105
 Other liabilities .......................................................               2,831
                                                                                  ------------
      Total liabilities ..................................................             552,575
                                                                                  ------------
       Net assets, at value ..............................................        $162,864,884
                                                                                  ============
Net assets consist of:
 Undistributed net investment income .....................................        $     92,683
 Net unrealized appreciation .............................................          33,093,707
 Accumulated net realized gain ...........................................           2,953,982
 Capital shares ..........................................................         126,724,512
                                                                                  ------------
Net assets, at value .....................................................        $162,864,884
                                                                                  ============
CLASS A:
 Net asset value per share ($154,921,974 / 13,929,680 shares outstanding)*        $      11.12
                                                                                  ============
 Maximum offering price per share ($11.12 / 94.25%) ......................        $      11.80
                                                                                  ============
CLASS C:
 Net asset value per share (7,942,910 / 716,096 shares outstanding)* .....        $      11.09
                                                                                  ============
 Maximum offering price per share ($11.09 / 99%) .........................        $      11.20
                                                                                  ============


* Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.

FRANKLIN ASSET ALLOCATION FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)


Investment income:
(net of foreign taxes of $19,395)
 Dividends ...........................................................        $   845,752
 Interest ............................................................          1,192,381
                                                                              -----------
      Total investment income ........................................          2,038,133
                                                                              -----------
Expenses:
 Management fees (Note 3) ............................................            456,846
 Distribution fees (Note 3)
  Class A ............................................................            192,079
  Class C ............................................................             29,400
 Transfer agent fees (Note 3) ........................................            126,550
 Custodian fees ......................................................              3,285
 Reports to shareholders .............................................             34,157
 Registration and filing fees ........................................             23,394
 Professional fees (Note 3) ..........................................             11,136
 Trustees' fees and expenses .........................................              3,210
 Other ...............................................................              2,743
                                                                              -----------
      Total expenses .................................................            882,800
                                                                              -----------
       Net investment income .........................................          1,155,333
                                                                              -----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ........................................................          3,010,655
  Foreign currency transactions ......................................               (327)
                                                                              -----------
      Net realized gain ..............................................          3,010,328
 Net unrealized depreciation on investments ..........................         (4,928,822)
                                                                              -----------
Net realized and unrealized loss .....................................         (1,918,494)
                                                                              -----------
Net decrease in net assets resulting from operations .................        $  (763,161)
                                                                              ===========


                       See notes to financial statements.

FRANKLIN ASSET ALLOCATION FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
AND THE YEAR ENDED DECEMBER 31, 1999


                                                                                   SIX MONTHS
                                                                                      ENDED                  YEAR ENDED
                                                                                  JUNE 30, 2000           DECEMBER 31, 1999
                                                                                  -----------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..............................................            $   1,155,333             $   1,994,358
  Net realized gain from investments and foreign currency transactions                3,010,328                 4,564,565
  Net unrealized appreciation (depreciation) on investments ..........               (4,928,822)               15,843,406
                                                                                  -------------             -------------
      Net increase (decrease) in net assets resulting from operations                  (763,161)               22,402,329
 Distributions to shareholders from:
  Net investment income:
   Class A ...........................................................               (1,088,118)               (1,969,117)
   Class C ...........................................................                  (28,372)                  (14,119)
  Net realized gains:
   Class A ...........................................................               (1,064,371)               (3,775,397)
   Class C ...........................................................                  (54,960)                  (76,530)
                                                                                  -------------             -------------
 Total distributions to shareholders .................................               (2,235,821)               (5,835,163)
 Capital share transactions: (Note 2)
  Class A ............................................................               11,036,753                22,098,801
  Class C ............................................................                4,568,118                 3,325,142
                                                                                  -------------             -------------
 Total capital share transactions ....................................               15,604,871                25,423,943
      Net increase in net assets .....................................               12,605,889                41,991,109
Net assets
 Beginning of period .................................................              150,258,995               108,267,886
                                                                                  -------------             -------------
 End of period .......................................................            $ 162,864,884             $ 150,258,995
                                                                                  =============             =============
Undistributed net investment income included in net assets:
 End of period .......................................................            $      92,683             $      53,840
                                                                                  =============             =============



                       See notes to financial statements.

FRANKLIN ASSET ALLOCATION FUND
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Asset Allocation Fund (the Trust) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company, consisting of one fund (the Fund). The Fund seeks total return. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. JOINT REPURCHASE AGREEMENT

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At June 30, 2000, all repurchase agreements had been entered into on that date.

d. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.


FRANKLIN ASSET ALLOCATION FUND
Notes to Financial Statements (unaudited) (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

e. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class A and Class C. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At June 30, 2000, there were an unlimited number of shares authorized (no par value). Transactions in the Fund's shares were as follows:

                                                                SIX MONTHS ENDED                             YEAR ENDED
                                                                  JUNE 30, 2000                         DECEMBER 31, 1999(a)
                                                      -----------------------------------------------------------------------------
                                                          SHARES               AMOUNT               SHARES               AMOUNT
                                                      -----------------------------------------------------------------------------
CLASS A SHARES:
Shares sold ..................................          3,293,787          $ 37,435,967           5,839,883          $ 61,426,546
Shares issued in reinvestment of distributions            172,345             1,943,227             478,601             5,160,095
Shares redeemed ..............................         (2,486,588)          (28,342,441)         (4,235,173)          (44,487,840)
                                                      -----------------------------------------------------------------------------
Net increase .................................            979,544          $ 11,036,753           2,083,311          $ 22,098,801
                                                      =============================================================================
CLASS C SHARES:
Shares sold ..................................            443,040          $  5,029,096             323,668          $  3,434,754
Shares issued in reinvestment of distributions              6,749                75,328               7,939                86,580
Shares redeemed ..............................            (47,101)             (536,306)            (18,199)             (196,192)
                                                      -----------------------------------------------------------------------------
Net increase .................................            402,688          $  4,568,118             313,408          $  3,325,142
                                                      =============================================================================


(a) For the period May 1, 1999 (effective date) to December 31, 1999 for Class C shares.


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers or directors of Franklin Advisers, Inc. (Advisers), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment advisor, administrative manager, principal underwriter, and transfer agent, respectively.


FRANKLIN ASSET ALLOCATION FUND
Notes to Financial Statements (unaudited) (continued)


3. TRANSACTIONS WITH AFFILIATES (CONT.)


The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

       ANNUALIZED
        FEE RATE        MONTH END NET ASSETS
       ---------------------------------------------------------------------
          .625%         First $100 million
          .500%         Over $100 million, up to and including $250 million
          .450%         In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% and 1.00% per year of its average daily net assets of Class A and Class C, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of Fund shares, and received contingent deferred sales charges for the period of $24,584 and $2,193, respectively.

The Fund paid transfer agent fees of $126,550 of which $92,507 was paid to Investor Services.

Included in professional fees are legal fees of $269 that were paid to a law firm in which a partner was an officer of the Fund.


4. INCOME TAXES

At June 30, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $129,126,401 was as follows:


        Unrealized appreciation           $40,452,972
        Unrealized depreciation            (7,394,873)
                                          -----------
        Net unrealized appreciation       $33,058,099
                                          ===========

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatment of wash sales and foreign currency transactions.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2000 aggregated $14,380,837 and $7,364,815, respectively.


                   PRO FORMA COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma financial information gives effect to the proposed reorganization, accounted as if the reorganization had occurred as of June 30, 2000. In addition, each pro forma combining statement has been prepared based upon the structure of the proposed fee and expense structure after the combination, as discussed in the combined proxy statement/prospectus.

      The pro forma financial information should be read in conjunction with the historical financial statements and notes thereto of the Franklin Growth and Income Fund and the Franklin Asset Allocation Fund which are incorporated by reference in this Statement of Additional Information. Each combination will be accounted for as a tax-free reorganization.


FRANKLIN GROWTH AND INCOME FUND
FRANKLIN ASSET ALLOCATION FUND
PRO FORMA COMBINING STATEMENT OF INVESTMENTS, JUNE 30, 2000 (UNAUDITED)

                                                                        FRANKLIN GROWTH AND INCOME FUND
                                                            COUNTRY          SHARES            VALUE
---------------------------------------------------------------------------------------------------------
Common Stocks 88.3%
COMMERCIAL SERVICES 1.2%
Concord EFS Inc.                                         United States          500,000     $ 13,000,000
Robert Half International Inc.                           United States          200,000        5,700,000
                                                                                          ---------------
                                                                                              18,700,000
                                                                                          ---------------

CONSUMER DURABLES .7%
Electronic Arts Inc.                                     United States          150,000       10,940,625
                                                                                          ---------------

CONSUMER NON-DURABLES 3.1%
Coca-Cola Co.                                            United States
Estee Lauder Cos. Inc., A                                United States
Gillette Co.                                             United States          130,000        4,541,875
Givaudan AG                                               Switzerland
Nestle SA                                                 Switzerland
PepsiCo Inc.                                             United States          150,000        6,665,625
Philip Morris Cos. Inc.                                  United States          600,000       15,937,500
Procter & Gamble Co.                                     United States           80,000        4,580,000
Wm. Wrigley Jr. Co.                                      United States          110,000        8,820,625
                                                                                          ---------------
                                                                                              40,545,625
                                                                                          ---------------

CONSUMER SERVICES 2.5%
Charter Communications Inc., A                           United States
Clear Channel Communications Inc.                        United States          115,000        8,625,000
Entercom Communications Corp.                            United States           95,200        4,641,000
Fox Entertainment Group Inc., A                          United States          300,000        9,112,500
SFX Entertainment Inc.                                   United States          125,000        5,664,063
Time Warner Inc.                                         United States           60,000        4,560,000
United Pan-Europe Communications NV, A                    Netherlands
                                                                                          ---------------
                                                                                              32,602,563
                                                                                          ---------------

ELECTRONIC TECHNOLOGY 30.7%
Agilent Technologies Inc.                                United States          100,900        7,441,375
Altera Corp.                                             United States          150,000       15,290,625
Applied Materials Inc.                                   United States          250,000       22,656,250
Applied Micro Circuits Corp.                             United States          120,000       11,850,000
Broadcom Corp., A                                        United States           40,000        8,757,500
Celestica Inc.                                              Canada              240,500       11,934,813
CIENA Corp.                                              United States           90,000       15,001,875
Cisco Systems Inc.                                       United States          750,000       47,671,875
Cobalt Networks Inc.                                     United States           98,600        5,706,475
Comverse Technology Inc.                                 United States          150,000       13,950,000
Corning Inc.                                             United States           61,100       16,489,363
EMC Corp.                                                United States          280,000       21,542,500
Infineon Technologies AG, ADR                               Germany             102,700        8,138,975
Intel Corp.                                              United States          225,000       30,079,688
International Business Machines Corp.                    United States           60,000        6,573,750
Intersil Holding Corp.                                   United States          106,200        5,741,438
JDS Uniphase Corp.                                       United States          400,000       47,950,000
Juniper Networks Inc.                                    United States          140,000       20,378,750
Linear Technology Corp.                                  United States          350,000       22,378,125
Motorola Inc.                                            United States          375,000       10,898,438
Nokia Corp., ADR                                            Finland             560,000       27,965,000
Nortel Networks Corp.                                       Canada              280,000       19,110,000
Redback Networks Inc.                                    United States           30,000        5,340,000
SDL Inc.                                                 United States           30,000        8,555,625
Stratos Lightwave Inc.                                   United States           30,600          852,975
Symbol Technologies Inc.                                 United States
Taiwan Semiconductor Manufacturing Co, Ltd., ADR            Taiwan              197,600        7,669,350
Tektronix Inc.                                           United States          294,400       21,785,600
Tellabs Inc.                                             United States          150,000       10,265,625
Waters Corp.                                             United States
                                                                                          ---------------
                                                                                             451,975,990
                                                                                          ---------------

ENERGY MINERALS 3.2%
Chevron Corp.                                            United States
Conoco Inc., B                                           United States
Devon Energy Corp.                                       United States          250,000       14,046,875
Exxon Mobil Corp.                                        United States          132,015       10,363,178
Texaco Inc.                                              United States          100,000        5,325,000
Union Pacific Resources Group Inc.                       United States          533,400       11,734,800
                                                                                          ---------------
                                                                                              41,469,853
                                                                                          ---------------


                                                            COUNTRY          SHARES            VALUE
---------------------------------------------------------------------------------------------------------
Common Stocks (cont.)
FINANCE 6.7%
American Express Co.                                     United States          210,000     $ 10,946,250
American International Group Inc.                        United States          150,000       17,625,000
Bank of America Corp.                                    United States
Capital One Financial Corp.                              United States          350,000       15,618,750
Citigroup Inc.                                           United States          280,000       16,870,000
Federated Investors Inc., B                              United States          375,000       13,148,438
Fifth Third Bancorp                                      United States          100,000        6,325,000
Fleet Boston Financial Corp.                             United States          177,660        6,040,440
Morgan Stanley Dean Witter & Co.                         United States           43,288        3,603,726
Providian Financial Corp.                                United States           80,000        7,200,000
Wells Fargo & Co.                                        United States
                                                                                          ---------------
                                                                                              97,377,604
                                                                                          ---------------

HEALTH SEVICES .3%
Cardinal Health Inc.                                     United States           50,000        3,700,000
IMS Health Inc.                                          United States
                                                                                          ---------------
                                                                                               3,700,000
                                                                                          ---------------

HEALTH TECHNOLOGY 8.6%
Abbott Laboratories                                      United States          250,000       11,140,625
Amgen Inc.                                               United States          250,000       17,562,500
Baxter International Inc.                                United States          230,000       16,171,875
Bristol-Myers Squibb Co.                                 United States          140,000        8,155,000
Genentech Inc.                                           United States          140,000       24,080,000
Genzyme Corp.                                            United States
Packard BioScience Co.                                   United States          199,100        3,384,700
Pfizer Inc.                                              United States          412,500       19,800,000
Roche Holding AG                                          Switzerland               700        6,835,988
Schering-Plough Corp.                                    United States          200,000       10,100,000
                                                                                          ---------------
                                                                                             117,230,688
                                                                                          ---------------

INDUSTRIAL SERVICES 1.2%
AES Corp.                                                United States          350,000       15,968,750
Schlumberger Ltd.                                        United States
Transocean Sedco Forex Inc.                              United States
                                                                                          ---------------
                                                                                              15,968,750
                                                                                          ---------------

NON-ENERGY MINERALS .6%
Barrick Gold Corp.                                          Canada
De Beers Consolidated Mines AG, ADR                      South Africa           325,000        7,901,563
Rio Tinto PLC, ADR                                      United Kingdom
                                                                                          ---------------
                                                                                               7,901,563
                                                                                          ---------------

PROCESS INDUSTRIES 2.7%
Bowater Inc.                                             United States
Cambrex Corp.                                            United States          180,000        8,100,000
E. I. du Pont de Nemours and Co.                         United States
Ecolab Inc.                                              United States          200,000        7,812,500
General Electric Co.                                     United States          225,000       11,925,000
Packaging Corp. of America                               United States          403,600        4,086,450
                                                                                          ---------------
                                                                                              31,923,950
                                                                                          ---------------

PRODUCER MANUFACTURING 2.2%
Avery Dennison Corp.                                     United States           85,000        5,705,625
Ballard Power Systems Inc.                                  Canada
Deere & Co.                                              United States
Honeywell International Inc.                             United States          220,000        7,411,250
Illinois Tool Works Inc.                                 United States
Minnesota Mining & Manufacturing Co.                     United States
Pentair Inc.                                             United States
Tyco International Ltd.                                     Bermuda             250,000       11,843,750
                                                                                          ---------------
                                                                                              24,960,625
                                                                                          ---------------

REAL ESTATE 1.0%
Equity Office Properties Trust                           United States          300,000        8,268,750
MeriStar Hospital Corp.                                  United States          250,000        5,250,000
Simon Property Group Inc.                                United States
                                                                                          ---------------
                                                                                              13,518,750
                                                                                          ---------------

RETAIL TRADE 1.9%
Costco Wholesale Corp.                                   United States
GAP Inc.                                                 United States          275,000        8,593,750
                                                            COUNTRY          SHARES            VALUE
---------------------------------------------------------------------------------------------------------
Common Stocks (cont.)
RETAIL TRADE (CONT.)
Target Corp.                                             United States          100,000      $ 5,800,000
Wal-Mart Stores Inc.                                     United States          150,000        8,643,750
                                                                                          ---------------
                                                                                              23,037,500
                                                                                          ---------------

TECHNOLOGY SERVICES 10.1%
America Online Inc.                                      United States
Art Technology Group Inc.                                United States           75,000        7,570,313
Brio Technology Inc.                                     United States          300,000        6,356,250
Computer Sciences Corp.                                  United States
Electronic Data Systems Corp.                            United States          100,000        4,125,000
Equant NV, N.Y. shs.                                      Netherlands           125,000        5,375,000
First Data Corp.                                         United States
i2 Technologies Inc.                                     United States          175,000       18,246,484
InfoSpace Inc.                                           United States           80,000        4,420,000
Microsoft Corp.                                          United States           50,000        4,000,000
Oracle Corp.                                             United States          300,000       25,218,750
Sapient Corp.                                            United States          130,000       13,901,875
Siebel Systems Inc.                                      United States          100,000       16,356,250
Storagenetworks Inc.                                     United States           84,100        7,590,025
VERITAS Software Corp.                                   United States          255,000       28,818,984
Vignette Corp.                                           United States          100,000        5,201,563
                                                                                          ---------------
                                                                                             147,180,494
                                                                                          ---------------

TELECOMMUNICATIONS 5.6%
Allegiance Telecom Inc.                                  United States           75,000        4,800,000
AT & T Corp.                                             United States           44,774        1,415,973
GTE Corp.                                                United States          125,000        7,781,250
KPNQwest NV                                               Netherlands            75,000        2,971,875
NEXTLINK Communications Inc., A                          United States          200,000        7,587,500
Qwest Communications International Inc.                  United States          250,000       12,421,875
Sprint Corp. (FON Group)                                 United States          250,000       12,750,000
Time Warner Telecom Inc., A                              United States          100,000        6,437,500
Verizon Communications                                   United States           60,000        3,048,750
Vodafone AirTouch PLC, ADR                              United Kingdom          285,000       11,809,688
VoiceStream Wireless Corp.                               United States          130,000       15,118,594
                                                                                          ---------------
                                                                                              86,143,005
                                                                                          ---------------

TRANSPORTATION 2.7%
C.H. Robinson Worldwide Inc.                             United States          250,000       12,375,000
Expeditors International of Washington Inc.              United States          350,000       16,625,000
Southwest Airlines Co.                                   United States          455,625        8,628,398
United Parcel Service Inc., B                            United States           50,000        2,950,000
                                                                                          ---------------
                                                                                              40,578,398
                                                                                          ---------------

UTILITIES 3.3%
AT&T Corp.                                               United States
Duke Energy Corp.                                        United States
Enron Corp.                                              United States          450,000       29,025,000
GTE Corp.                                                United States
KPNQwest NV                                               Netherlands
Montana Power Co.                                        United States          275,000        9,710,932
Swisscom AG                                               Switzerland
                                                                                          ---------------
                                                                                              38,735,932
                                                                                          ---------------
                                                                                          ---------------
TOTAL COMMON STOCKS (COST $730,717,065)                                                    1,244,491,915
                                                                                          ---------------

CONVERTIBLE PREFERRED STOCKS .3%
Apache Corp., 6.50%, cvt. pfd.                           United States
Georgia-Pacific Corp., 7.50%, cvt. pfd.                  United States
MediaOne Group Inc., 7.00%, cvt. pfd.                    United States
Tower Automotive Capital, 6.75%, cvt. pfd.               United States
TOTAL CONVERTIBLE PREFERRED STOCKS (COST $5,210,244)

                                                                                PRINCIPAL AMOUNT
                                                                         --------------------------------
BONDS
Georgia-Pacific Corp., 9.125%, 7/01/22                   United States
PanAmerican Beverage Inc., senior note, 8.125%, 4/01/03     Mexico
Target Corp., 8.60%, 1/15/12                             United States
TOTAL BONDS (COST $596,005)



                                                            COUNTRY      PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------
Convertible Bonds 2.4%
BEA Systems Inc., cvt., 144A, 4.00%, 12/15/06            United States      $ 8,000,000     $ 12,470,000
Level 3 Communications Inc., cvt., 6.00%, 3/15/10        United States        5,000,000        4,600,500
Liberty Media Corp., cvt., 4.00%, 11/15/29
 (convertible into Sprint PCS)                           UnitedrStates
Omnicom Group Inc., cvt. sub. deb., 4.25%, 1/03/07       United States        2,000,000        5,652,500
Omnicom Group Inc., cvt. sub. deb, 144A, 4.25%, 1/03/07  United States        2,000,000        5,652,500
Redback Networks Inc., cvt., 144A, 5.00%, 4/01/07        United States        5,500,000        6,321,590
Thermo Electron Corp., cvt., 144A, 4.25%, 1/01/03        United States                    ---------------
TOTAL CONVERTIBLE BONDS (COST $23,894,429)                                                    34,697,090
                                                                                          ---------------

U.S. GOVERNMENT AGENCY SECURITIES .2%
Federal Home Loan Mortgage Corp., 5.75%, 4/15/08         United States
Federal National Mortgage Association, 6.375%, 6/15/09   United States
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (COST $3,447,854)

U.S.GOVERNMENT SECURITIES 1.1%
U.S. Treasury Bond, 8.00%, 11/15/21                      United States
U.S. Treasury Bond, 6.25%, 8/15/23                       United States
U.S. Treasury Bond, 6.875%, 8/15/25                      United States
U.S. Treasury Bond, 6.00%, 2/15/26                       United States
U.S. Treasury Note, 5.50%, 1/31/03                       United States
U.S. Treasury Note, 7.25%, 5/15/04                       United States
U.S. Treasury Note, 5.875%, 11/15/05                     United States
U.S. Treasury Note, 3.375%, 1/15/07                      United States
U.S. Treasury Note, 6.125%, 8/15/07                      United States
U.S. Treasury Strip, 11/15/21                            United States
TOTAL U.S. GOVERNMENT SECURITIES (COST $16,428,328)

REPURCHASE AGREEMENT 7.9%
Joint Repurchase Agreement, 6.563%, 7/3/00
 (Maturity Value $121,286,060)                           United,States       98,736,405       98,736,405
  (COST $121,219,758)
Banc of America Securities LLC
Barclays Capital Inc.
Bear, Stearns & Co. Inc.
Donaldson, Lufkin & Jenrette Securities Corp.
Dresdner Kleinwort Benson, North America LLC
Goldman, Sachs & Co.
Greenwich Capital Markets Inc.
Lehman Brothers Inc.
Nesbitt Burns Securities Inc.
Paine Webber Inc.
Paribas Corp.
UBS Warburg
   Collateralized by U.S. Treasury Bills & Notes
                                                                                          ---------------
TOTAL INVESTMENTS (COST $901,513,683) 100.2%                                               1,377,925,410
OTHER ASSETS, LESS LIABILITIES (.2%)                                                          (3,831,040)
                                                                                          ---------------
NET ASSETS 100.0%                                                                         $ 1,374,094,370
                                                                                          ---------------


a   Non-income producing.
b  Investment  is through  participation  in a joint  account  with other  funds managed by the investment advisor.  At June 30, 2000, all repurchase  agreements had been entered into on that date.
c  Sufficient  collateral  has  been  segregated  for  securities  traded  on  a when-issued or delayed delivery basis.


                                   See notes to financial statements.




FRANKLIN GROWTH AND INCOME FUND
FRANKLIN ASSET ALLOCATION FUND
PRO FORMA COMBINING STATEMENT OF INVESTMENTS, JUNE 30, 2000 (UNAUDITED)

                                                                       FRANKLIN ASSET ALLOCATION FUND
                                                            COUNTRY          SHARES           VALUE
-------------------------------------------------------------------------------------------------------
Common Stocks 88.3%
COMMERCIAL SERVICES 1.2%
Concord EFS Inc.                                         United States
Robert Half International Inc.                           United States


CONSUMER DURABLES .7%
Electronic Arts Inc.                                     United States

CONSUMER NON-DURABLES 3.1%
Coca-Cola Co.                                            United States           40,000    $ 2,297,500
Estee Lauder Cos. Inc., A                                United States           35,000      1,730,313
Gillette Co.                                             United States
Givaudan AG                                               Switzerland                90         27,480
Nestle SA                                                 Switzerland               480        963,778
PepsiCo Inc.                                             United States
Philip Morris Cos. Inc.                                  United States           60,000      1,593,750
Procter & Gamble Co.                                     United States           13,000        744,250
Wm. Wrigley Jr. Co.                                      United States
                                                                                          -------------
                                                                                             7,357,071
                                                                                          -------------

CONSUMER SERVICES 2.5%
Charter Communications Inc., A                           United States           80,000      1,315,000
Clear Channel Communications Inc.                        United States           15,000      1,125,000
Entercom Communications Corp.                            United States
Fox Entertainment Group Inc., A                          United States
SFX Entertainment Inc.                                   United States
Time Warner Inc.                                         United States           30,000      2,280,000
United Pan-Europe Communications NV, A                    Netherlands            55,200      1,449,262
                                                                                          -------------
                                                                                             6,169,262
                                                                                          -------------

ELECTRONIC TECHNOLOGY 30.7%
Agilent Technologies Inc.                                United States
Altera Corp.                                             United States
Applied Materials Inc.                                   United States
Applied Micro Circuits Corp.                             United States
Broadcom Corp., A                                        United States
Celestica Inc.                                              Canada
CIENA Corp.                                              United States
Cisco Systems Inc.                                       United States           94,000      5,974,875
Cobalt Networks Inc.                                     United States
Comverse Technology Inc.                                 United States
Corning Inc.                                             United States
EMC Corp.                                                United States           24,000      1,846,500
Infineon Technologies AG, ADR                               Germany
Intel Corp.                                              United States           20,000      2,673,750
International Business Machines Corp.                    United States
Intersil Holding Corp.                                   United States
JDS Uniphase Corp.                                       United States
Juniper Networks Inc.                                    United States
Linear Technology Corp.                                  United States           40,000      2,557,500
Motorola Inc.                                            United States           60,000      1,743,750
Nokia Corp., ADR                                            Finland
Nortel Networks Corp.                                       Canada
Redback Networks Inc.                                    United States
SDL Inc.                                                 United States
Stratos Lightwave Inc.                                   United States
Symbol Technologies Inc.                                 United States           52,500      2,835,000
Taiwan Semiconductor Manufacturing Co, Ltd., ADR            Taiwan
Tektronix Inc.                                           United States
Tellabs Inc.                                             United States
Waters Corp.                                             United States           20,000      2,496,250
                                                                                          -------------
                                                                                            20,127,625
                                                                                          -------------

ENERGY MINERALS 3.2%
Chevron Corp.                                            United States           22,500      1,908,281
Conoco Inc., B                                           United States           29,999        736,850
Devon Energy Corp.                                       United States           40,000      2,247,500
Exxon Mobil Corp.                                        United States           27,500      2,158,750
Texaco Inc.                                              United States
Union Pacific Resources Group Inc.                       United States
                                                                                          -------------
                                                                                             7,051,381
                                                                                          -------------


                                                            COUNTRY          SHARES           VALUE
-------------------------------------------------------------------------------------------------------
Common Stocks (cont.)
FINANCE 6.7%
American Express Co.                                     United States
American International Group Inc.                        United States           21,875    $ 2,570,313
Bank of America Corp.                                    United States           30,000      1,290,000
Capital One Financial Corp.                              United States
Citigroup Inc.                                           United States
Federated Investors Inc., B                              United States
Fifth Third Bancorp                                      United States
Fleet Boston Financial Corp.                             United States
Morgan Stanley Dean Witter & Co.                         United States
Providian Financial Corp.                                United States
Wells Fargo & Co.                                        United States           45,000      1,743,750
                                                                                          -------------
                                                                                             5,604,063
                                                                                          -------------

HEALTH SEVICES .3%
Cardinal Health Inc.                                     United States
IMS Health Inc.                                          United States           50,000        900,000
                                                                                          -------------
                                                                                               900,000
                                                                                          -------------

HEALTH TECHNOLOGY 8.6%
Abbott Laboratories                                      United States           35,000      1,559,688
Amgen Inc.                                               United States
Baxter International Inc.                                United States
Bristol-Myers Squibb Co.                                 United States           20,000      1,165,000
Genentech Inc.                                           United States           30,000      5,160,000
Genzyme Corp.                                            United States           20,000      1,188,750
Packard BioScience Co.                                   United States
Pfizer Inc.                                              United States           51,250      2,460,000
Roche Holding AG                                          Switzerland                90        878,913
Schering-Plough Corp.                                    United States           35,000      1,767,500
                                                                                          -------------
                                                                                          -------------
                                                                                            14,179,851
                                                                                          -------------

INDUSTRIAL SERVICES 1.2%
AES Corp.                                                United States
Schlumberger Ltd.                                        United States           20,000      1,492,500
Transocean Sedco Forex Inc.                              United States            3,872        206,910
                                                                                          -------------
                                                                                             1,699,410
                                                                                          -------------

NON-ENERGY MINERALS .6%
Barrick Gold Corp.                                          Canada               30,000        545,625
De Beers Consolidated Mines AG, ADR                      South Africa
Rio Tinto PLC, ADR                                      United Kingdom           20,000      1,305,000
                                                                                          -------------
                                                                                             1,850,625
                                                                                          -------------

PROCESS INDUSTRIES 2.7%
Bowater Inc.                                             United States           30,000      1,323,750
Cambrex Corp.                                            United States           40,000      1,800,000
E. I. du Pont de Nemours and Co.                         United States           15,836        692,825
Ecolab Inc.                                              United States           30,000      1,171,875
General Electric Co.                                     United States           90,000      4,770,000
Packaging Corp. of America                               United States
                                                                                          -------------
                                                                                             9,758,450
                                                                                          -------------

PRODUCER MANUFACTURING 2.2%
Avery Dennison Corp.                                     United States
Ballard Power Systems Inc.                                  Canada               14,000      1,257,375
Deere & Co.                                              United States           35,000      1,295,000
Honeywell International Inc.                             United States           47,625      1,604,367
Illinois Tool Works Inc.                                 United States           35,000      1,995,000
Minnesota Mining & Manufacturing Co.                     United States           15,000      1,237,500
Pentair Inc.                                             United States           31,000      1,100,500
Tyco International Ltd.                                     Bermuda
                                                                                          -------------
                                                                                             8,489,742
                                                                                          -------------

REAL ESTATE 1.0%
Equity Office Properties Trust                           United States           40,000      1,102,500
MeriStar Hospital Corp.                                  United States
Simon Property Group Inc.                                United States           30,000        665,625
                                                                                          -------------
                                                                                             1,768,125
                                                                                          -------------

RETAIL TRADE 1.9%
Costco Wholesale Corp.                                   United States           50,000      1,650,000
GAP Inc.                                                 United States
                                                            COUNTRY          SHARES           VALUE
-------------------------------------------------------------------------------------------------------
Common Stocks (cont.)
RETAIL TRADE (CONT.)
Target Corp.                                             United States           35,000    $ 2,030,000
Wal-Mart Stores Inc.                                     United States           40,000      2,305,000
                                                                                          -------------
                                                                                             5,985,000
                                                                                          -------------

TECHNOLOGY SERVICES 10.1%
America Online Inc.                                      United States           10,000        527,500
Art Technology Group Inc.                                United States
Brio Technology Inc.                                     United States
Computer Sciences Corp.                                  United States           25,000      1,867,188
Electronic Data Systems Corp.                            United States
Equant NV, N.Y. shs.                                      Netherlands            20,000        860,000
First Data Corp.                                         United States           30,000      1,488,750
i2 Technologies Inc.                                     United States
InfoSpace Inc.                                           United States
Microsoft Corp.                                          United States           20,000      1,600,000
Oracle Corp.                                             United States           19,000      1,597,188
Sapient Corp.                                            United States
Siebel Systems Inc.                                      United States
Storagenetworks Inc.                                     United States
VERITAS Software Corp.                                   United States
Vignette Corp.                                           United States
                                                                                          -------------
                                                                                             7,940,626
                                                                                          -------------

TELECOMMUNICATIONS 5.6%
Allegiance Telecom Inc.                                  United States
AT & T Corp.                                             United States
GTE Corp.                                                United States
KPNQwest NV                                               Netherlands
NEXTLINK Communications Inc., A                          United States
Qwest Communications International Inc.                  United States
Sprint Corp. (FON Group)                                 United States
Time Warner Telecom Inc., A                              United States
Verizon Communications                                   United States
Vodafone AirTouch PLC, ADR                              United Kingdom
VoiceStream Wireless Corp.                               United States


TRANSPORTATION 2.7%
C.H. Robinson Worldwide Inc.                             United States
Expeditors International of Washington Inc.              United States
Southwest Airlines Co.                                   United States
United Parcel Service Inc., B                            United States           17,100      1,008,900
                                                                                          -------------
                                                                                             1,008,900
                                                                                          -------------

UTILITIES 3.3%
AT&T Corp.                                               United States           50,000      1,581,250
Duke Energy Corp.                                        United States           30,000      1,691,250
Enron Corp.                                              United States           60,000      3,870,000
GTE Corp.                                                United States           30,000      1,867,500
KPNQwest NV                                               Netherlands            21,500        851,938
Montana Power Co.                                        United States           35,200      1,243,000
Swisscom AG                                               Switzerland             2,870        997,202
                                                                                          -------------
                                                                                            12,102,140
                                                                                          -------------
TOTAL COMMON STOCKS (COST $730,717,065)                                                    111,992,271
                                                                                          -------------

CONVERTIBLE PREFERRED STOCKS .3%
Apache Corp., 6.50%, cvt. pfd.                           United States           40,300      2,085,525
Georgia-Pacific Corp., 7.50%, cvt. pfd.                  United States           35,500      1,136,000
MediaOne Group Inc., 7.00%, cvt. pfd.                    United States           33,300      1,348,650
Tower Automotive Capital, 6.75%, cvt. pfd.               United States           20,000        632,500
                                                                                          -------------
TOTAL CONVERTIBLE PREFERRED STOCKS (COST $5,210,244)                                         5,202,675
                                                                                          -------------

                                                                               PRINCIPAL AMOUNT
                                                                         ------------------------------
BONDS
Georgia-Pacific Corp., 9.125%, 7/01/22                   United States        $ 100,000         96,084
PanAmerican Beverage Inc., senior note, 8.125%, 4/01/03     Mexico              250,000        237,170
Target Corp., 8.60%, 1/15/12                             United States          250,000        265,967
                                                                                          -------------
TOTAL BONDS (COST $596,005)                                                                    599,221
                                                                                          -------------



                                                            COUNTRY      PRINCIPAL AMOUNT     VALUE
-------------------------------------------------------------------------------------------------------
Convertible Bonds 2.4%
BEA Systems Inc., cvt., 144A, 4.00%, 12/15/06            United States
Level 3 Communications Inc., cvt., 6.00%, 3/15/10        United States
Liberty Media Corp., cvt., 4.00%, 11/15/29
 (convertible into Sprint PCS)                           United States      $ 1,250,000    $ 1,775,000
Omnicom Group Inc., cvt. sub. deb., 4.25%, 1/03/07       United States
Omnicom Group Inc., cvt. sub. deb, 144A, 4.25%, 1/03/07  United States
Redback Networks Inc., cvt., 144A, 5.00%, 4/01/07        United States
Thermo Electron Corp., cvt., 144A, 4.25%, 1/01/03        United States          600,001        555,750
                                                                                          -------------
TOTAL CONVERTIBLE BONDS (COST $23,894,429)                                                   2,330,750
                                                                                          -------------

U.S. GOVERNMENT AGENCY SECURITIES .2%
Federal Home Loan Mortgage Corp., 5.75%, 4/15/08         United States        2,000,000      1,836,608
Federal National Mortgage Association, 6.375%, 6/15/09   United States        1,500,000      1,423,871
                                                                                          -------------
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (COST $3,447,854)                                    3,260,479
                                                                                          -------------

U.S.GOVERNMENT SECURITIES 1.1%
U.S. Treasury Bond, 8.00%, 11/15/21                      United States          250,000        301,797
U.S. Treasury Bond, 6.25%, 8/15/23                       United States        2,900,000      2,919,031
U.S. Treasury Bond, 6.875%, 8/15/25                      United States        1,000,000      1,087,500
U.S. Treasury Bond, 6.00%, 2/15/26                       United States        3,000,000      2,933,436
U.S. Treasury Note, 5.50%, 1/31/03                       United States        2,000,000      1,958,750
U.S. Treasury Note, 7.25%, 5/15/04                       United States        1,300,000      1,340,625
U.S. Treasury Note, 5.875%, 11/15/05                     United States        2,000,000      1,966,250
U.S. Treasury Note, 3.375%, 1/15/07                      United States        1,000,000      1,037,328
U.S. Treasury Note, 6.125%, 8/15/07                      United States        1,700,000      1,690,438
U.S. Treasury Strip, 11/15/21                            United States        4,000,000      1,080,596
                                                                                          -------------
TOTAL U.S. GOVERNMENT SECURITIES (COST $16,428,328)                                         16,315,751
                                                                                          -------------

REPURCHASE AGREEMENT 7.9%
Joint Repurchase Agreement, 6.563%, 7/3/00
 (Maturity Value $121,286,060)                           United States       22,483,353     22,483,353
  (COST $121,219,758)
Banc of America Securities LLC
Barclays Capital Inc.
Bear, Stearns & Co. Inc.
Donaldson, Lufkin & Jenrette Securities Corp.
Dresdner Kleinwort Benson, North America LLC
Goldman, Sachs & Co.
Greenwich Capital Markets Inc.
Lehman Brothers Inc.
Nesbitt Burns Securities Inc.
Paine Webber Inc.
Paribas Corp.
UBS Warburg
   Collateralized by U.S. Treasury Bills & Notes
                                                                                          -------------
TOTAL INVESTMENTS (COST $901,513,683) 100.2%                                               162,184,500
OTHER ASSETS, LESS LIABILITIES (.2%)                                                           680,384
                                                                                          -------------
NET ASSETS 100.0%                                                                         $ 162,864,884
                                                                                          -------------


a   Non-income producing.
b  Investment  is through  participation  in a joint  account  with other  funds managed by the investment advisor.  At June 30, 2000, all repurchase  agreements had been entered into on that date.
c  Sufficient  collateral  has  been  segregated  for  securities  traded  on  a when-issued or delayed delivery basis.




   FRANKLIN GROWTH AND INCOME FUND
   FRANKLIN ASSET ALLOCATION FUND
   PRO FORMA COMBINING STATEMENT OF INVESTMENTS, JUNE 30, 2000 (UNAUDITED)

                                                                   PRO FORMA COMBINED
                                                   COUNTRY        SHARES        VALUE
   --------------------------------------------------------------------------------------
   COMMON STOCKS 88.3%
 a COMMERCIAL SERVICES 1.2%
   Concord EFS Inc.                             United States     500,000   $ 13,000,000
   Robert Half International Inc.               United States     200,000      5,700,000
                                                                             -----------
                                                                              18,700,000
                                                                             -----------

 a CONSUMER DURABLES .7%
   Electronic Arts Inc.                         United States     150,000     10,940,625
                                                                             -----------

   CONSUMER NON-DURABLES 3.1%
   Coca-Cola Co.                                United States      40,000      2,297,500
   Estee Lauder Cos. Inc., A                    United States      35,000      1,730,313
   Gillette Co.                                 United States     130,000      4,541,875
 a Givaudan AG                                   Switzerland           90         27,480
   Nestle SA                                     Switzerland          480        963,778
   PepsiCo Inc.                                 United States     150,000      6,665,625
   Philip Morris Cos. Inc.                      United States     660,000     17,531,250
   Procter & Gamble Co.                         United States      93,000      5,324,250
   Wm. Wrigley Jr. Co.                          United States     110,000      8,820,625
                                                                             -----------
                                                                              47,902,696
                                                                             -----------

   CONSUMER SERVICES 2.5%
 a Charter Communications Inc., A               United States      80,000      1,315,000
 a Clear Channel Communications Inc.            United States     130,000      9,750,000
 a Entercom Communications Corp.                United States      95,200      4,641,000
 a Fox Entertainment Group Inc., A              United States     300,000      9,112,500
 a SFX Entertainment Inc.                       United States     125,000      5,664,063
   Time Warner Inc.                             United States      90,000      6,840,000
 a United Pan-Europe Communications NV, A        Netherlands       55,200      1,449,262
                                                                             -----------
                                                                              38,771,825
                                                                             -----------

   ELECTRONIC TECHNOLOGY 30.7%
 a Agilent Technologies Inc.                    United States     100,900      7,441,375
 a Altera Corp.                                 United States     150,000     15,290,625
 a Applied Materials Inc.                       United States     250,000     22,656,250
 a Applied Micro Circuits Corp.                 United States     120,000     11,850,000
 a Broadcom Corp., A                            United States      40,000      8,757,500
 a Celestica Inc.                                  Canada         240,500     11,934,813
 a CIENA Corp.                                  United States      90,000     15,001,875
 a Cisco Systems Inc.                           United States     844,000     53,646,750
 a Cobalt Networks Inc.                         United States      98,600      5,706,475
 a Comverse Technology Inc.                     United States     150,000     13,950,000
   Corning Inc.                                 United States      61,100     16,489,363
 a EMC Corp.                                    United States     304,000     23,389,000
 a Infineon Technologies AG, ADR                   Germany        102,700      8,138,975
   Intel Corp.                                  United States     245,000     32,753,438
   International Business Machines Corp.        United States      60,000      6,573,750
 a Intersil Holding Corp.                       United States     106,200      5,741,438
 a JDS Uniphase Corp.                           United States     400,000     47,950,000
 a Juniper Networks Inc.                        United States     140,000     20,378,750
   Linear Technology Corp.                      United States     390,000     24,935,625
   Motorola Inc.                                United States     435,000     12,642,188
   Nokia Corp., ADR                                Finland        560,000     27,965,000
   Nortel Networks Corp.                           Canada         280,000     19,110,000
 a Redback Networks Inc.                        United States      30,000      5,340,000
 a SDL Inc.                                     United States      30,000      8,555,625
 a Stratos Lightwave Inc.                       United States      30,600        852,975
   Symbol Technologies Inc.                     United States      52,500      2,835,000
 a Taiwan Semiconductor Manufacturing Co, Ltd., ADRTaiwan         197,600      7,669,350
   Tektronix Inc.                               United States     294,400     21,785,600
 a Tellabs Inc.                                 United States     150,000     10,265,625
 a Waters Corp.                                 United States      20,000      2,496,250
                                                                             -----------
                                                                             472,103,615
                                                                             -----------

   ENERGY MINERALS 3.2%
   Chevron Corp.                                United States      22,500      1,908,281
   Conoco Inc., B                               United States      29,999        736,850
   Devon Energy Corp.                           United States     290,000     16,294,375
   Exxon Mobil Corp.                            United States     159,515     12,521,928
   Texaco Inc.                                  United States     100,000      5,325,000
   Union Pacific Resources Group Inc.           United States     533,400     11,734,800
                                                                             -----------
                                                                              48,521,234
                                                                             -----------


                                                   COUNTRY        SHARES        VALUE
   --------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   FINANCE 6.7%
   American Express Co.                         United States     210,000   $ 10,946,250
   American International Group Inc.            United States     171,875     20,195,313
   Bank of America Corp.                        United States      30,000      1,290,000
   Capital One Financial Corp.                  United States     350,000     15,618,750
   Citigroup Inc.                               United States     280,000     16,870,000
   Federated Investors Inc., B                  United States     375,000     13,148,438
   Fifth Third Bancorp                          United States     100,000      6,325,000
   Fleet Boston Financial Corp.                 United States     177,660      6,040,440
   Morgan Stanley Dean Witter & Co.             United States      43,288      3,603,726
   Providian Financial Corp.                    United States      80,000      7,200,000
   Wells Fargo & Co.                            United States      45,000      1,743,750
                                                                             -----------
                                                                             102,981,667
                                                                             -----------

   HEALTH SEVICES .3%
   Cardinal Health Inc.                         United States      50,000      3,700,000
   IMS Health Inc.                              United States      50,000        900,000
                                                                             -----------
                                                                               4,600,000
                                                                             -----------

   HEALTH TECHNOLOGY 8.6%
   Abbott Laboratories                          United States     285,000     12,700,313
 a Amgen Inc.                                   United States     250,000     17,562,500
   Baxter International Inc.                    United States     230,000     16,171,875
   Bristol-Myers Squibb Co.                     United States     160,000      9,320,000
 a Genentech Inc.                               United States     170,000     29,240,000
 a Genzyme Corp.                                United States      20,000      1,188,750
 a Packard BioScience Co.                       United States     199,100      3,384,700
   Pfizer Inc.                                  United States     463,750     22,260,000
   Roche Holding AG                              Switzerland          790      7,714,901
   Schering-Plough Corp.                        United States     235,000     11,867,500
                                                                             -----------
                                                                             131,410,539
                                                                             -----------

   INDUSTRIAL SERVICES 1.2%
 a AES Corp.                                    United States     350,000     15,968,750
   Schlumberger Ltd.                            United States      20,000      1,492,500
   Transocean Sedco Forex Inc.                  United States       3,872        206,910
                                                                             -----------
                                                                              17,668,160
                                                                             -----------

   NON-ENERGY MINERALS .6%
   Barrick Gold Corp.                              Canada          30,000        545,625
   De Beers Consolidated Mines AG, ADR          South Africa      325,000      7,901,563
   Rio Tinto PLC, ADR                           United Kingdom     20,000      1,305,000
                                                                             -----------
                                                                               9,752,188
                                                                             -----------

   PROCESS INDUSTRIES 2.7%
   Bowater Inc.                                 United States      30,000      1,323,750
   Cambrex Corp.                                United States     220,000      9,900,000
   E. I. du Pont de Nemours and Co.             United States      15,836        692,825
   Ecolab Inc.                                  United States     230,000      8,984,375
   General Electric Co.                         United States     315,000     16,695,000
 a Packaging Corp. of America                   United States     403,600      4,086,450
                                                                             -----------
                                                                              41,682,400
                                                                             -----------

   PRODUCER MANUFACTURING 2.2%
   Avery Dennison Corp.                         United States      85,000      5,705,625
   Ballard Power Systems Inc.                      Canada          14,000      1,257,375
   Deere & Co.                                  United States      35,000      1,295,000
   Honeywell International Inc.                 United States     267,625      9,015,617
   Illinois Tool Works Inc.                     United States      35,000      1,995,000
   Minnesota Mining & Manufacturing Co.         United States      15,000      1,237,500
   Pentair Inc.                                 United States      31,000      1,100,500
   Tyco International Ltd.                         Bermuda        250,000     11,843,750
                                                                             -----------
                                                                              33,450,367
                                                                             -----------

   REAL ESTATE 1.0%
   Equity Office Properties Trust               United States     340,000      9,371,250
   MeriStar Hospital Corp.                      United States     250,000      5,250,000
   Simon Property Group Inc.                    United States      30,000        665,625
                                                                             -----------
                                                                              15,286,875
                                                                             -----------

   RETAIL TRADE 1.9%
 a Costco Wholesale Corp.                       United States      50,000      1,650,000
   GAP Inc.                                     United States     275,000      8,593,750


                                                   COUNTRY      SHARES         VALUE
   --------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   RETAIL TRADE (CONT.)
   Target Corp.                                 United States     135,000    $ 7,830,000
   Wal-Mart Stores Inc.                         United States     190,000     10,948,750
                                                                             -----------
                                                                              29,022,500
                                                                             -----------

   TECHNOLOGY SERVICES 10.1%
 a America Online Inc.                          United States      10,000        527,500
 a Art Technology Group Inc.                    United States      75,000      7,570,313
 a Brio Technology Inc.                         United States     300,000      6,356,250
 a Computer Sciences Corp.                      United States      25,000      1,867,188
   Electronic Data Systems Corp.                United States     100,000      4,125,000
 a Equant NV, N.Y. shs.                          Netherlands      145,000      6,235,000
   First Data Corp.                             United States      30,000      1,488,750
 a i2 Technologies Inc.                         United States     175,000     18,246,484
 a InfoSpace Inc.                               United States      80,000      4,420,000
 a Microsoft Corp.                              United States      70,000      5,600,000
 a Oracle Corp.                                 United States     319,000     26,815,938
 a Sapient Corp.                                United States     130,000     13,901,875
 a Siebel Systems Inc.                          United States     100,000     16,356,250
a,cStoragenetworks Inc.                         United States      84,100      7,590,025
 a VERITAS Software Corp.                       United States     255,000     28,818,984
 a Vignette Corp.                               United States     100,000      5,201,563
                                                                             -----------
                                                                             155,121,120
                                                                             -----------

   TELECOMMUNICATIONS 5.6%
 a Allegiance Telecom Inc.                      United States      75,000      4,800,000
   AT & T Corp.                                 United States      44,774      1,415,973
   GTE Corp.                                    United States     125,000      7,781,250
 a KPNQwest NV                                   Netherlands       75,000      2,971,875
 a NEXTLINK Communications Inc., A              United States     200,000      7,587,500
 a Qwest Communications International Inc.      United States     250,000     12,421,875
   Sprint Corp. (FON Group)                     United States     250,000     12,750,000
 a Time Warner Telecom Inc., A                  United States     100,000      6,437,500
   Verizon Communications                       United States      60,000      3,048,750
   Vodafone AirTouch PLC, ADR                   United Kingdom    285,000     11,809,688
 a VoiceStream Wireless Corp.                   United States     130,000     15,118,594
                                                                             -----------
                                                                              86,143,005
                                                                             -----------

   TRANSPORTATION 2.7%
   C.H. Robinson Worldwide Inc.                 United States     250,000     12,375,000
   Expeditors International of Washington Inc.  United States     350,000     16,625,000
   Southwest Airlines Co.                       United States     455,625      8,628,398
   United Parcel Service Inc., B                United States      67,100      3,958,900
                                                                             -----------
                                                                              41,587,298
                                                                             -----------

   UTILITIES 3.3%
   AT&T Corp.                                   United States      50,000      1,581,250
   Duke Energy Corp.                            United States      30,000      1,691,250
   Enron Corp.                                  United States     510,000     32,895,000
   GTE Corp.                                    United States      30,000      1,867,500
 a KPNQwest NV                                   Netherlands       21,500        851,938
   Montana Power Co.                            United States     310,200     10,953,932
   Swisscom AG                                   Switzerland        2,870        997,202
                                                                             -----------
                                                                              50,838,072
                                                                             -----------
   TOTAL COMMON STOCKS (COST $730,717,065)                                 1,356,484,186
                                                                             -----------

   CONVERTIBLE PREFERRED STOCKS .3%
   Apache Corp., 6.50%, cvt. pfd.               United States      40,300      2,085,525
   Georgia-Pacific Corp., 7.50%, cvt. pfd.      United States      35,500      1,136,000
   MediaOne Group Inc., 7.00%, cvt. pfd.        United States      33,300      1,348,650
   Tower Automotive Capital, 6.75%, cvt. pfd.   United States      20,000        632,500
                                                                             -----------
   TOTAL CONVERTIBLE PREFERRED STOCKS (COST $5,210,244)                        5,202,675
                                                                             -----------

                                                           PRINCIPAL AMOUNT
                                                       ------------------------
   BONDS
   Georgia-Pacific Corp., 9.125%, 7/01/22        United States  $ 100,000         96,084
   PanAmerican Beverage Inc., senior note, 8.125%,  Mexico3       250,000        237,170
   Target Corp., 8.60%, 1/15/12                  United States    250,000        265,967
                                                                             -----------
   TOTAL BONDS (COST $596,005)                                                   599,221
                                                                             -----------

                                                                 PRINCIPLE
                                                   COUNTRY        AMOUNT        VALUE
   ------------------------------------------------------------------------------------
   CONVERTIBLE BONDS 2.4%
   BEA Systems Inc., cvt., 144A, 4.00%, 12/15/06 United States $8,000,000   $ 12,470,000
   Level 3 Communications Inc., cvt., 6.00%,
    3/15/10                                      United States  5,000,000      4,600,500
   Liberty Media Corp., cvt., 4.00%, 11/15/29
    (convertible into Sprint PCS)                UnitediStates  1,250,000      1,775,000
   Omnicom Group Inc., cvt. sub. deb., 4.25%,
    1/03/07                                      United States  2,000,000      5,652,500
   Omnicom Group Inc., cvt. sub. deb, 144A,
    4.25%, 1/03/07                               United States  2,000,000      5,652,500
   Redback Networks Inc., cvt., 144A, 5.00%,
    4/01/07                                      United States  5,500,000      6,321,590
   Thermo Electron Corp., cvt., 144A, 4.25%,
    1/01/03                                      United States    600,001        555,750
                                                                             -----------
   TOTAL CONVERTIBLE BONDS (COST $23,894,429)                                 37,027,840
                                                                             -----------

   U.S. GOVERNMENT AGENCY SECURITIES .2%
   Federal Home Loan Mortgage Corp., 5.75%,
    4/15/08                                      United States  2,000,000      1,836,608
   Federal National Mortgage Association, 6.375%,
    6/15/09                                      United/States  1,500,000      1,423,871
                                                                             -----------
   TOTAL U.S. GOVERNMENT AGENCY SECURITIES (COST $3,447,854)                   3,260,479
                                                                             -----------

   U.S.GOVERNMENT SECURITIES 1.1%
   U.S. Treasury Bond, 8.00%, 11/15/21          United States     250,000        301,797
   U.S. Treasury Bond, 6.25%, 8/15/23           United States   2,900,000      2,919,031
   U.S. Treasury Bond, 6.875%, 8/15/25          United States   1,000,000      1,087,500
   U.S. Treasury Bond, 6.00%, 2/15/26           United States   3,000,000      2,933,436
   U.S. Treasury Note, 5.50%, 1/31/03           United States   2,000,000      1,958,750
   U.S. Treasury Note, 7.25%, 5/15/04           United States   1,300,000      1,340,625
   U.S. Treasury Note, 5.875%, 11/15/05         United States   2,000,000      1,966,250
   U.S. Treasury Note, 3.375%, 1/15/07          United States   1,000,000      1,037,328
   U.S. Treasury Note, 6.125%, 8/15/07          United States   1,700,000      1,690,438
   U.S. Treasury Strip, 11/15/21                United States   4,000,000      1,080,596
                                                                             -----------
   TOTAL U.S. GOVERNMENT SECURITIES (COST $16,428,328)                        16,315,751
                                                                             -----------

 b REPURCHASE AGREEMENT 7.9%
   Joint Repurchase Agreement, 6.563%, 7/3/00
    (Maturity Value $121,286,060)               United States 121,219,7580   121,219,758
     (COST $121,219,758)
   Banc of America Securities LLC
   Barclays Capital Inc.
   Bear, Stearns & Co. Inc.
   Donaldson, Lufkin & Jenrette Securities Corp.
   Dresdner Kleinwort Benson, North America LLC
   Goldman, Sachs & Co.
   Greenwich Capital Markets Inc.
   Lehman Brothers Inc.
   Nesbitt Burns Securities Inc.
   Paine Webber Inc.
   Paribas Corp.
   UBS Warburg
      Collateralized by U.S. Treasury Bills & Notes
                                                                             -----------
   TOTAL INVESTMENTS (COST $901,513,683) 100.2%                            1,540,109,910
   OTHER ASSETS, LESS LIABILITIES (.2%)                                      (3,187,506)d
                                                                             -----------
   NET ASSETS 100.0%                                                      $1,536,922,404d
                                                                             -----------

a Non-income producing.
b Investment is through participation in a joint account with other funds managed by the investment advisor. At June 30, 2000, all repurchase agreements had been entered into on that date.
c Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.
d Other assets and liabilities were adjusted to reflect $18,425 and $18,425 in merger related liabilities for the Franklin Growth and Income Fund and the Franklin Asset Allocation Fund, respectively.


                          See notes to financial statements.


FRANKLIN GROWTH AND INCOME FUND
FRANKLIN ASSET ALLOCATION FUND
Financial Statements

PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)

                                                                                                 Franklin
                                                                                              Growth and Income
                                                              Franklin          Franklin            Fund
                                                           Growth and Income Asset Allocation     Pro Forma
                                                                Fund             Fund             Combined
                                                           ---------------  ---------------   ---------------
Assets:
 Investments in securities:
    Cost                                                    $ 772,422,890    $ 129,090,793     $ 901,513,683
                                                           ---------------  ---------------   ---------------
    Value                                                   1,377,925,410      162,184,500     1,540,109,910
 Receivables:
    Investment securities sold                                  7,872,355                -         7,872,355
    Capital shares sold                                         8,092,500          760,282         8,852,782
    Dividends and interest                                        945,822          472,677         1,418,499
                                                           ---------------  ---------------   ---------------
      Total assets                                          1,394,836,087      163,417,459     1,558,253,546
                                                           ---------------  ---------------   ---------------

Liabilities:
 Payables:
    Investment securities purchased                            17,381,374       17,381,374
    Capital shares redeemed                                     1,384,515          205,271         1,589,786
    Affiliates                                                  1,458,099          153,368         1,611,467
    Shareholders                                                  479,299          191,105           670,404
 Other liabilities                                                 38,430            2,831            78,111 ***
                                                           ---------------  ---------------   ---------------
              Total liabilities                                20,741,717          552,575        21,331,142
                                                           ---------------  ---------------   ---------------
                 Net assets, at value                      $ 1,374,094,370   $ 162,864,884    $ 1,536,922,404
                                                           ---------------  ---------------   ---------------

Net assets consist of:
  Undistributed net investment income                                 $ -         $ 92,683          $ 55,833
  Net unrealized appreciation                                 605,502,520       33,093,707       638,596,227
  Accumulated net realized gain                                67,453,758        2,953,982        70,407,740
  Capital shares                                              701,138,092      126,724,512       827,862,604
                                                           ---------------  ---------------   ---------------
                 Net assets, at value                      $ 1,374,094,370   $ 162,864,884    $ 1,536,922,404
                                                           ---------------  ---------------   ---------------

CLASS A :
  Net assets, at value                                     $ 1,165,175,321   $ 154,921,974    $ 1,320,064,145
                                                           ---------------  ---------------   ---------------
                                                           ---------------  ---------------   ---------------
  Shares outstanding**                                         68,525,027       13,929,680        77,636,677
                                                           ---------------  ---------------   ---------------
  Net asset value per share*                                      $ 17.00          $ 11.12           $ 17.00
                                                           ---------------  ---------------   ---------------
                                                           ---------------  ---------------   ---------------
  Maximum offering price per share (net asset value
   per share divided by 94.25%)                                   $ 18.04          $ 11.80           $ 18.04
                                                           ---------------  ---------------   ---------------

CLASS B :
  Net assets, at value                                       $ 15,229,279              $ -      $ 15,229,075
                                                           ---------------  ---------------   ---------------
                                                           ---------------  ---------------   ---------------
  Shares outstanding                                              907,444                -           907,444
                                                           ---------------  ---------------   ---------------
                                                           ---------------  ---------------   ---------------
  Net asset value and maximum offering price per share*           $ 16.78              $ -           $ 16.78
                                                           ---------------  ---------------   ---------------

CLASS C :
  Net assets, at value                                      $ 181,086,706      $ 7,942,910     $ 189,026,289
                                                           ---------------  ---------------   ---------------
                                                           ---------------  ---------------   ---------------
  Shares outstanding**                                         10,877,978          716,096        11,354,945
                                                           ---------------  ---------------   ---------------
  Net asset value per share*                                      $ 16.65          $ 11.09           $ 16.65
                                                           ---------------  ---------------   ---------------
                                                           ---------------  ---------------   ---------------
  Maximum offering price per share (net asset value per
   share divided by 99%)                                          $ 16.82          $ 11.20           $ 16.82
                                                           ---------------  ---------------   ---------------

ADVISOR CLASS :
  Net assets, at value                                       $ 12,603,064              $ -      $ 12,602,895
                                                           ---------------  ---------------   ---------------
                                                           ---------------  ---------------   ---------------
  Shares outstanding                                              739,605                -           739,605
                                                           ---------------  ---------------   ---------------
                                                           ---------------  ---------------   ---------------
  Net asset value and maximum offering price per share            $ 17.04              $ -           $ 17.04
                                                           ---------------  ---------------   ---------------


* Redemption price is equal to net asset value less any applicable contingent deferred sales charge.
** See note 2 in the accompanying notes to pro forma combining financial statements.
*** Other  liabilites  were  adjusted  to reflect  $18,425 and $18,425 in merger related  liabilites  for the  Franklin  Growth and Income Fund and the  Franklin
Asset Allocation Fund, respectively.


                                        See notes to financial statements.



FRANKLIN GROWTH AND INCOME FUND
FRANKLIN ASSET ALLOCATION FUND
Financial Statements (continued)

PRO FORMA COMBINING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2000 (UNAUDITED)


                                                                                                        Franklin
                                                                                                    Growth and Income
                                                     Franklin          Franklin                           Fund
                                                 Growth and Income Asset Allocation   Pro Forma         Pro Forma
                                                       Fund             Fund          Adjustments**     Combined
                                                   --------------  ---------------  --------------   --------------
Investment income:*

   Dividends                                         $ 6,239,332      $ 1,474,873             $ -      $ 7,714,205
   Interest                                            3,880,166        2,363,351               -        6,243,517
                                                   --------------  ---------------  --------------   --------------
     Total investment income                          10,119,498        3,838,224               -       13,957,722
                                                   --------------  ---------------  --------------   --------------
Expenses:
   Management fees                                     5,012,245          855,630        (197,524)***    5,670,351
   Distribution fees
     Class A                                           2,196,089          357,508               -        2,553,597
     Class B                                              58,016                -               -           58,016
     Class C                                           1,237,416           38,184               -        1,275,600
   Transfer agent fees                                 1,481,371          215,135               -        1,696,506
   Custodian fees                                         15,845            5,968               -           21,813
   Reports to shareholders                               265,186           55,501               -          320,687
   Registration and filing fees                          118,101           48,033               -          166,134
   Professional fees                                      36,103           30,030               -           66,133
   Directors'/Trustees' fees and expenses                 34,217            2,941               -           37,158
   Other                                                       -            5,063               -            5,063
                                                   --------------  ---------------  --------------   --------------
     Total expenses                                   10,454,589        1,613,993        (197,524)      11,871,058
                                                   --------------  ---------------  --------------   --------------
           Net investment income (loss)                 (335,091)       2,224,231         197,524        2,086,664
                                                   --------------  ---------------  --------------   --------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments                                    110,071,613        4,755,073               -      114,826,686
     Transactions in written options which
      expired or were closed                                   -          121,846               -          121,846
      Foreign currency transactions                      (13,859)           7,918               -           (5,941)
                                                   --------------  ---------------  --------------   --------------
         Net realized gain                           110,057,754        4,884,837               -      114,942,591
   Net unrealized appreciation on investments        305,789,258        5,642,718               -      311,431,976
                                                   --------------  ---------------  --------------   --------------
Net realized and unrealized gain                     415,847,012       10,527,555               -      426,374,567
                                                   --------------  ---------------  --------------   --------------
Net increase in net assets resulting from
 operation                                         $ 415,511,921     $ 12,751,786       $ 197,524    $ 428,461,231
                                                   =============   ===============  ==============   ==============


*Net of foreign taxes of $61,911 and $20,944 for the Franklin Growth and Income Fund and Franklin Asset Allocation Fund, respectively.
** No adjustments were made to reflect the non-recurring merger related expenses of $18,425 and $18,425 of the Franklin Growth and Income Fund and the Franklin Asset Allocation Fund, respectively.
*** Pro Forma adjustment for change in combined net assets. The Pro Forma Combined Franklin Growth and Income Fund's management fee will be .625% of the first $100 million of average net assets, .500% of the next $150 million of average net assets and .4


                       See notes to financial statements.



FRANKLIN GROWTH AND INCOME FUND
FRANKLIN ASSET ALLOCATION FUND


NOTES TO PRO FORMA COMBINING STATEMENTS (UNAUDITED)

1.    BASIS OF COMBINATION:

   Subject to approval of the proposed Agreement and Plan of Reorganization (the "Agreement and Plan") by the shareholders of the Franklin Asset Allocation Fund, the Franklin Growth and Income Fund will acquire all the net assets of the Franklin Asset Allocation Fund in exchange for the Class A and C shares of the Franklin Growth and Income Fund. The merger will be accounted for by the method of accounting for tax-free business combinations of investment companies. The pro forma combining Statement of Assets and Liabilities reflects the financial position of the Franklin Growth and Income Fund and the Franklin Asset Allocation Fund at June 30, 2000 as though the merger occurred as of that date. The pro forma combining Statement of Operations reflects the results of operations of the Franklin Growth and Income Fund and the Franklin Asset Allocation Fund for the period July 1, 1999 to June 30, 2000 as though the merger occurred on July 1, 1999. The pro forma financial statements do not reflect the expenses of either fund in carrying out its obligations under the Agreement and Plan of Reorganization or any adjustment with respect to additional distributions that may be made prior to reorganization. The pro forma financial statements are presented for the information of the reader, and should be read in conjunction with the historical financial statements of the funds.

2.    SHARES OF BENEFICIAL INTEREST:

   The number of Class A and C shares issued was calculated by dividing the Class A and C net asset values per share of the Franklin Asset Allocation Fund at June 30, 2000 by the Class A and C net asset values per share of the Franklin Growth and Income Fund at June 30, 2000 and multiplying the result thereof by the number of outstanding Franklin Asset Allocation Fund Class A and C shares at June 30, 2000.